                                 *EXHIBIT 10.7
                                  ------------






          1996 Business Partner Agreement dated June 1, 1996, between
      International Business Machines Corporation and Computer Generated
                                Solutions, Inc.





   * Confidential treatment is being requested with respect to portions of this exhibit

                                      IBM


                                     1996

                               BUSINESS PARTNER

                                   AGREEMENT


                          INDUSTRY REMARKETER EXHIBIT

          [Letterhead of International Business Machines Corporation]


June 24, 1996



Mr. Phillip Friedman
Computer Generated Solutions, Inc.
1675 Broadway
New York, NY  10019

Dear Mr. Friedman:

Based on your performance during your current contract period, IBM is offering you a new contract for the period, July 1, 1996 through June 30, 1997.

Your current IBM Credit Corporation approved line of credit remains in effect unless otherwise notified by IBM or IBM Credit Corporation. All IBM Credit Corporation financial relationships are subject to change.

You are also required to maintain a satisfactory payment trend and record.

Please review the enclosed Agreement documents and sign the NSP Signature Page. This document can be returned to me via fax at 1-800-426-9880.

To allow for sufficient processing time, return your contract to us by June 27, 1996. Your ability to place orders may be interrupted if contracts are received after this date.

Upon acceptance, an executed copy will be returned for your file.

If you have any questions, you can contact me or your IBM Marketing Representative, Bob Torres.

Sincerely,

/s/ Cindy Clark

Cindy Clark
Customer Contracts Representative

IBM BUSINESS PARTNER AGREEMENT                                  IBM
                                                        LOGO    BUSINESS
National Solution Provider Signature Page                       PARTNER

--------------------------------------------------------------------------------

As our National Solution Provider, we approve you as our NSP/Application Specialist. We may also approve you as our Industry Remarketer. We approve you for the same Products as an Application Specialist that we approve you for as an Industry Remarketer, and both of us agree that you will perform as an Industry Remarketer unless you unilaterally decide not to do so and advise us of this by presenting us with a Remarketer Statement of Election. If we decide to authorize you to perform Marketing Activities as an NSP/Application Specialist, we will use a Prospect (or Project) Form, or allow you to use our central order facility. For each relationship, copies of the applicable documents are included. Please make sure you have them and notify us if any are missing.

Authorized Relationship Approved

yes     NSP/Application Specialist
---
As our NSP/Application Specialist, for Prospects who acquire Products from us, you agree to perform Marketing Activities according to the terms of the following (collectively called the "NSP/Application Specialist Agreement"):
1) the NSP/Application Specialist and AS Profile (Z125-4906-12 12/95); 2) the Marketing Assistant General Terms (Z125-5111-03 12/95); 3) the NSP/Application Specialist and AS Attachment (Z125-5123-02 12/95); and 4) the NSP/Application Specialist Central Order Attachment (Z125-5125-01 11/94). The NSP/Application Specialist Agreement and its applicable Transaction Documents are the complete agreement regarding this relationship.

Authorized Relationship Approved (yes/no)

yes     Industry Remarketer
---
As our Industry Remarketer, you agree to market our Products with your value-added enhancement, at the prices and terms you set, according to the terms of the following (collectively called the "Industry Remarketer Agreement"): 1) the Industry Remarketer Profile (Z125-4804-23 12/95); 2) the Remarketer General Terms (Z125-4800-08 11/95); and 3) the Industry Remarketer Attachment (Z125-4805-09 07/95). The Industry Remarketer Agreement and its applicable Transaction Documents are the complete agreement regarding this relationship.

By signing below, each of us agrees to the terms of this Signature Page, the NSP/Application Specialist Agreement, and the Industry Remarketer Agreement (if approved), which replace any prior oral or written communications between us. Any reproduction of this page or the included documents made by reliable means (for example, photocopy or facsimile) is considered an original.



Agreed to: (IBM Business Partner name)      Agreed to:
COMPUTER GENERATED SOLUTIONS, INC.          International Business Machines
NEW YORK, NY    10019                       Corporation


By /s/ Jay Hakami                           By
  ------------------------------------        ----------------------------------
        Authorized signature                          Authorized signature

Name (type or print):  Jay Hakami           Name (type or print):

Date:   6/25/96                             Date:

IBM Business Partner address:               IBM Office address:
COMPUTER GENERATED SOLUTIONS, INC.          4111 Northside Parkway
1675 BROADWAY                               Atlanta, GA   30327
NEW YORK, NY   10019

--------------------------------------------------------------------------------
After signing, please return a copy of this page and the Profiles to the local "IBM Office address" shown above.
      Note:  Since you must sign this page, you need not sign the Profiles.
--------------------------------------------------------------------------------

Z125-5122-01 11/94 (MKA02)        Page 1 of 1

Industry Remarketer Profile
--------------------------------------------------------------------------------

We welcome you as an IBM Business Partner.

This Profile covers the details of your authorization to market our Products with your value-added enhancements to End Users. Like you, we are committed to providing the highest quality Products to the Customer. As our industry remarketer, please let us know if you have any questions or problems with our Products.

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

        (a) this Profile;
        (b) Remarketer General Terms (Z125-4800-08 11/95); and
        (c) the applicable Attachments referred to in this Profile.

This Agreement and its applicable Transaction Documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us. Once this Profile is signed, 1) any reproduction of this Agreement or a Transaction Document made by reliable means (for example, photocopy or facsimile) is considered an original and 2) all Products you order and Services you perform under this Agreement are subject to it.

Revised Profile (yes/no):  no          Date received by IBM:
                          ----                               ------------------
Agreed to: (IBM Business Partner name) Agreed to:
COMPUTER GENERATED SOLUTIONS, INC.     International Business Machines
                                         Corporation
By            JAY HAKAMI               By
   -----------------------------------    -------------------------------------
       Authorized signature                     Authorized signature

Name (type or print): /s/ Jay Hakami   Name (type or print):

Date: 6/25/96                          Date:

IBM Business Partner address:          IBM Office address:
COMPUTER GENERATED SOLUTIONS, INC.     4111 Northside Parkway
1675 BROADWAY                          Atlanta, GA 30327
NEW YORK, NY 10019

--------------------------------------------------------------------------------
      Industry Remarketers-Mid Range are required to sign this Profile, only if it is being revised. After signing, please return a copy to the
                        "IBM Office address" shown above.

1. Contract-Period Start Date (month/year):  06/96  Duration (months):  12
                                            -------                    ----
   The start date is always the first day of a month. The start date does not change with a revised Profile.

2. Relationship Approval/Acceptance of Additional Terms:
   For each approved relationship, each of us agrees to the terms of the applicable Attachment by signing this Profile. Copies of those Attachments are included. Please make sure you have them (and the Remarketer General Terms) and notify us if any are missing.

                                            Approved
   Authorized Relationship                  (yes/no)        Attachment
   1) Industry Remarketer                     yes       Z125-4805-09 07/95
                                             ----
   2) K-12 Education Remarketer               no        Z125-5177-02 02/95
                                             ----
   The following Offerings have additional
   terms in the applicable Attachment:
   1) Electronic Data Interchange             no        Z125-5207-00 03/94
                                             ----
   2) Marketing Programs for Use
      on non-IBM Machines                     no        Z125-5241-00 07/94
                                             ----
   3) IBM RISC System/6000 - North American   no        Z125-5308-01 02/95
                                             ----
   4) IBM PC Server System/390                no        Z125-5338-00 05/95
                                             ----

3. Name and Address of Your Aggregator, if applicable:
   You may receive Dealer Exhibit Products through this Aggregator. By selecting this Aggregator, you agree that it (and not we) will provide the functions identified in the Remarketer General Terms as the Aggregator's responsibility.

   None Selected

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

4. Name and Address of Your K-12 Education Systems Integrators for K-12 Education Products:
   If you are a K-12 Education Remarketer, you may acquire K-12 Education Products on the Dealer Exhibit from either the Primary or Secondary K-12 Education Systems Integrator named below. If a particular configuration involving K-12 Education Products also requires other Products on the Dealer Exhibit, you may acquire such other Products 1) from either of these Integrators provided such other Products are ordered in conjunction with the K-12 Education Products, or 2) separately through your Aggregator. By selecting these Integrators, you agree that they (and not we) will provide the functions identified in the Remarketer General Terms as an Aggregator's responsibility.

   Primary K-12 Education Systems Integrator:

   NOT APPLICABLE

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------


   Secondary K-12 Education Systems Integrator:

   NOT APPLICABLE
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------


5. Approved Only for Development System (yes/no):  no
                                                  ----
   You are approved to use the Products identified in this section, including their associated Programs and peripherals, for development purposes. This section is approval for development use and is not approval to market these Products. Section 7 is approval for both marketing and development.

   Development System Products:

   --------------------------  -------------------------  ----------------------

The following Products are listed in the Dealer Exhibit, the Software Remarketer Exhibit, or the Industry Remarketer Exhibit, unless otherwise noted. The terms of an Exhibit apply to the Products listed in it. Approval to market the Products includes approval for you to acquire them for development purposes. Certain Products may not be available to you directly from IBM. Such Products may be sourced from an IBM Authorized Distributor.

                                           Approved to Market Approved to Market
                                               to End Users      to End Users
                                              as an IR-MR (1)   as an IR-PC (2)
 System Types                                    (yes/no)         (yes/no)

 1)  IBM System/390                                 no              N/A
                                                   ----

 2)  IBM RISC System/6000 (3)                       no              N/A
                                                   ----

 3)  IBM Scalable POWERparallel                     no              N/A
                                                   ----
     Systems 9076 SP2 (4)

 4)  IBM AS/400                                     yes             N/A
                                                   ----

 5)  IBM Networking Products                        yes             N/A
                                                   ----

System Units

 1)  IBM PC (5)                                     N/A             no
                                                                   ----

 2)  Item 1 above as workstations (6)(7)            yes             N/A
                                                   ----

 3)  IBM PC Server (5)                              N/A             no
                                                                   ----
     except IBM PC Server System/390

 4)  Item 3 above as workstations (6)(7)            yes             N/A
                                                   ----

 5)  IBM PC ServerSystem/390                        N/A             no
                                                                   ----

 6)  ThinkPad (5)                                   N/A             no
                                                                   ----

 7)  Item 6 above as workstations (7)               yes             N/A
                                                   ----

 8)  IBM Retail POS Products                        no              N/A
                                                   ----
     Models 468x and 469x (except 4694)

 9)  IBM 4694 Retail POS Products                   no              N/A
                                                   ----

 10) IBM 465x Restaurant POS Products               no              N/A
                                                   ----

 11) K-12 Education System Units (8)                N/A             no
                                                                   ----

Product Categories

 1)  Graphics                                       no              N/A
                                                   ----

 2)  Finance Products Category Jl                   no              N/A
                                                   ----

 3)  K-12 Education Programs (8)                    N/A             no
                                                                   ----

 4)  IBM Storage Products                           no
                                                   ----

     Category S1 products                           yes             N/A
                                                   ----

     Category S2 Products (10)                      yes             N/A
                                                   ----

     Category S3 Products (10)                      no              N/A
                                                   ----

     Category S4 Products                           yes             N/A
                                                   ----

 5)  IBM Entry System License Programs (11)         N/A             no
                                                                   ----

Products and Offerings

 1)  Printers from the IBM Printing
     Systems Company (7)(12)                        yes             N/A
                                                   ----

(1) "IR-PC" means you are an industry remarketer of mid-range computer Products. When we approve you for Products listed in the Industry Remarketer Exhibit, you are also approved for their associated Programs and peripherals listed in the Industry Remarketer, Software Remarketer and Dealer Exhibits. When we approve you to market personal computer Products, you are also approved for their associated Programs and peripherals listed in the Dealer and Software Remarketer Exhibits.

(2) "IR-MR" means you are an industry remarketer of personal-computer Products. When we approve you for Products listed in the Dealer Exhibit, you are also approved for their associated Programs and peripherals listed in the Dealer, Software Remarketer and Industry Remarketer Exhibits.

(3) This approval authorizes you to market the IBM RISC System/6000 in the United States and Canada, subject to terms of the IBM RISC System/6000 North American Remarketer Attachment.

(4) Your approval to market the IBM RISC System/6000 is a prerequisite for approval to market the SP2. However, approval for the IBM RISC System/6000 does not constitute approval for you to market the SP2.

(5)  May be available from an Aggregator.

(6) May only be used, in conjunction with your value-added enhancement, as 1) peripherals to system types, 2) peripherals to Point of Sale (POS) systems, or 3) controllers for POS systems.

(7) You are approved to market these Products only if you have been approved to market a System Type as an IR-MR.

(8)  Available only from a K-12 Education Systems Integrator.

(9) Category F and J2 Products in the Industry Remarketer Exhibit are not available to IR-PC's.

(10) You are also approved for Category S1 Products.

(11) These Products are listed in IBMLink.

(12) See Section 10 "Additional Terms."

Products.


-------------------------  -------------------------  -------------------------

-------------------------  -------------------------  -------------------------

-------------------------  -------------------------  -------------------------



7.  Authorized Locations:

    Total number of Authorized Locations listed in this Profile:  1
                                                                -----

                                Authorized Location
Loc. ID     Loc. Type (a)       (street address, city, state, ZIP code)
-------     -------------       ---------------------------------------
63818       IRMR                1675 BROADWAY
                                NEW YORK, NY  10019
------------------------------------------------------------------------
            Minimum Renewal Criteria (4)
            ------------------------------------------------------------
            Product Name              Volumes/Revenue/Other
            ------------------        ---------------------
            AS/400, Networking        $1,000,000
            ------------------        ---------------------

            ------------------        ---------------------

            ------------------        ---------------------
            Minimum Number of Trained Personnel
            ------------------------------------------------------------
            Product/Course Name       Mgmt  Sales  Prog Support  Service
            -------------------       ----  -----  ------------  -------

            -------------------       ----  -----  ------------  -------

            -------------------       ----  -----  ------------  -------

            -------------------       ----  -----  ------------  -------

            -------------------       ----  -----  ------------  -------

            -------------------       ----  -----  ------------  -------

            -------------------       ----  -----  ------------  -------

            -------------------       ----  -----  ------------  -------

            Certification (2) (3)
            ------------------------------------------------------------
             04   59   67   68   69   79   256   332   347
            ---  ---  ---  ---  ---  ---   ---   ---   ---
             N    N    N    N    N    N     N     N     N
            ---  ---  ---  ---  ---  ---   ---   ---   ---

            ---  ---  ---  ---  ---  ---   ---   ---   ---

            ---  ---  ---  ---  ---  ---   ---   ---   ---

(1) A location type of "IR--MR" means an industry remarketer of mid-range computer Products; "IR--PC" means an industry remarketer of personal computer Products.
(2) As an IR--PC, the location must be certified for you to market certain Products or (when also approved as an IBM Premier Personal Computer Servicer) to service certain Products. A "Y" means certified; an "N" (or anything other than a "Y") means not certified.
     As an IR--MR, certification does not apply (regardless of whether anything is entered under the certification groups).
     The group to which each Product is assigned is specified in the Dealer and Software Remarketer Exhibits.
(3) As a K-12 Education Remarketer, you agree to notify us in writing if (at any time) any of your locations no longer satisfies our certification requirements.
(4) If you are assigned a MRC for the IBM RISC System/6000, your MRC includes sales made in the U.S. and Canada.

CERTIFICATION GROUPS:

04 = IBM Premier Personal Computer    79 = IBM VoiceType
     Servicer (a)                    256 = K-12 Education Products
59 = IBM THINKable Products          332 = IBM Premier Personal Computer
67 = NetWare (b) -- Basic                  Servicer -- Fixed Fee (a)
68 = NetWare -- Gold                 347 = IBM PC Server System/390
69 = NetWare -- Platinum

(a) While certified, you may not assign Warranty Service responsibility for any Machines.
(b)  Registered trademark of Novell, Inc.

Z125-4804-23 12/95 (MKA02)          Page 5 of 17

---------------------------------------------------------------------------------
Loc. ID  Loc. Type(a) Authorized Location (street address, city, state, ZIP code)
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
         Minimum Renewal Criteria
        -------------------------------------------------------------------------
         Product Name                          Volume/Revenue/Other
        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------
         Minimum Number of Trained Personnel
        -------------------------------------------------------------------------
         Product/Course Name     Mgmt       Sales     Prog Support    Service
        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------
         Certification (2) (3)
        -------------------------------------------------------------------------
         04      59      67      68      69     79     256     332     347
        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

---------------------------------------------------------------------------------
Loc. ID  Loc. Type(a) Authorized Location (street address, city, state, ZIP code)
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
         Minimum Renewal Criteria
        -------------------------------------------------------------------------
         Product Name                          Volumes/Revenue/Other
        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------
         Minimum Number of Trained Personnel
        -------------------------------------------------------------------------
         Product/Course Name     Mgmt       Sales     Prog Support    Service
        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------
         Certification (2) (3)
        -------------------------------------------------------------------------
         04      59      67      68      69     79     256     332     347
        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

        -------------------------------------------------------------------------

A) This section identifies by System Type (1), your ......... (2); its
Applicable Discount Percentage (3); and, the Minimum Revenue Attainment you are required to achieve at the mid-point of your Contract Period, in order to maintain the current discount percentage (4). At your request we will review your Revenue Attainment, any time during the contract period to determine if you qualify for a higher discount percentage.

At the mid-point of your contract period, IBM will review your Revenue Attainment by System Type. If it is less than the amount specified in column
(4), your discount percentage will be adjusted downward one level for the remainder of the contract period.

--------------------------------------------------------------------------------------
     (1)            (2)                (3)                           (4)
  System Type   System Revenue   Applicable Discount         Six Months' (1) Minimum
      or        Commitment       Percentage                  Revenue Attainment to
  System Unit                                                Maintain Current
(as applicable)                                              Discount Percentage


---------------------------------------------------------------------------------------
   IBM RISC
System/6000 (2)     N/A                 N/A                            N/A
                  -------             -------                        -------

                                 Federal (3) Discount for:
                                 Machines  N/A  Programs  N/A
                                          -----          -----

   IBM SP/2          N/A                N/A                            N/A
                  -------             -------                        -------

---------------------------------------------------------------------------------------

IBM AS/400:        ****                                                ****
                ------------                                      ------------

   9402                                 ****
                                      -------
   9404                                 ****
                                      -------
   9406                                 ****
                                      -------
  I/O and SW                            ****
                                      -------
---------------------------------------------------------------------------------------

IBM Point of
Sale Products        N/A                N/A                            N/A
                  -------             -------                        -------
---------------------------------------------------------------------------------------

(1) 12 Months if you have a 24-month contract
(2) Your System Revenue Commitment is the aggregate of such Commitment for the U.S. and Canada. Your Applicable Discount Percentage is based on the aggregate of your System Revenue Commitment for the U.S. and Canada.

    The Six Month Minimum Revenue Attainment review includes the aggregate of your Attainment in the U.S. and Canada.

(3) The Products eligible for the Federal discount are identified in the Industry Remarketer Federal Discount Schedule F.
B) This applies only to those Products listed in the Industry Remarketer Exhibit which require a quantity commitment.

    Product                    Committed Quantity of
    Category                   Products by Category

    N/A
    -----------------------    ------------------------

    -----------------------    ------------------------

    -----------------------    ------------------------

    -----------------------    ------------------------

    -----------------------    ------------------------

    -----------------------    ------------------------

    -----------------------    ------------------------

    -----------------------    ------------------------

    -----------------------    ------------------------

    -----------------------    ------------------------


**** Confidential treatment is being requested for these portions of this agreement.

9.
    You assign to us, or an IBM Premier Personal Computer Servicer, Warranty Service responsibility for the following Dealer Exhibit Machines.

    Type/Model         Type/Model          Type/Model          Type/Model

    -----------------  ------------------  ------------------  -----------------

    -----------------  ------------------  ------------------  -----------------

    -----------------  ------------------  ------------------  -----------------

    -----------------  ------------------  ------------------  -----------------

    -----------------  ------------------  ------------------  -----------------
    Unless you are assigning to us, please specify the name of the IBM Premier Personal Computer Servicer:

10. Additional Terms: The following terms apply to the IBM Printing Systems Company.

    1) End User Support

       We will provide End User support. Your End User satisfaction responsibilities are limited to the responsibilities specified below. You agree to:
       1. select Products that best meet the End User's needs;
       2. inform the End User of how to obtain ongoing support;
       3. assist us, when requested, in ensuring End User satisfaction, and
       4. provide us within 10 days of installation of a product the following information:
          a. End User name and address;
          b. Machine type/model and serial number; installation date and location; and
          c. date of sale.

    2) Demonstration Products

       For use as demonstration Products, we may make IBM Printing Systems Company Products available to you at lower charges.

       You agree to:

       1. use a demonstration Product primarily in support of your Product-marketing activities;

       2. not resell, lease, or transfer a demonstration Product for 6 months after its Date of Installation, without prior written consent; and

       3. pay an adjustment charge if you use a demonstration Product other than as described above. The charge is the difference between what you paid and the full charge for the Product.

    You may not combine this offering with any other discount or allowance. We may limit the quantity of demonstration Products you acquire.

The following is a description of each of your value-added enhancements. If we list certain Programs as your complete value-added enhancements, this section is approval for you to market those Products as your value-added enhancements to End Users.

ACS OPTIMA
ACS Optima for the apparel industry to operate on the IBM AS/400 to include at a minimum: graphical user interface for easy PC navigation with point and click technology; executive information system for senior management graphic Presentation; quick image for viewing a sketch and a screen on-line simultaneously; EDI/400 for integration with the Prememos EDI translator; order management/distribution for complete order fulfillment emphasizing customer service; sales automation for up-to-the minute information to to remote salespeople; PKMS for automation of the DC with electronic pick tickets, manifesting, UCC labeling and ASN with links to ACS Optima; import management for tracking from PO generation to receipt of goods; product management for overseeing the production of domestic, 807 and contractor WIP/PO operations
IPCS shop floor system for factory control, Piece rate payroll, Plant loading and scheduling; accounts receivable for cash flow monitoring, returns and allowances with ties to other credit checking in order management accounts payable and general ledger.

********************************************************************************

JD EDWARDS FINANCIAL SOLUTION
The JDE Financial Solution for use on the IBM AS/400 (9402 only) to include at a minimum: Worldcase/Foundation Environment*, general ledger and FASTR. (*Worldcase/Foundation Environment includes JDE address book, electronic mail, menu manager, dream writer, security officer, documentation system, next number, user defined category codes, data directory, world writer and unattended night operations.)

********************************************************************************

JD EDWARDS DISTRIBUTION SOLUTION
The JDE Distribution Solution for use on the IBM AS/400 will include at a minimum: Worldcase/Foundation Environment*, general ledger, inventory management, and purchase order processing. (*Worldcase/Foundation Environment includes JDE address book, electronic mail, menu manager, dream writer, security officer, documentation system, next number, user defined category codes, data directory, world writer, and unattended night operations.)
********************************************************************************

JD EDWARDS MANUFACTURING SOLUTION
The JDE Manufacturing Solution for use on the IBM AS/400 will include at a minimum: Worldcase/Foundation Environment*, general ledger, inventory management, and product data management. (*Worldcase/Foundation Environment includes JDE address book, electronic mail, menu manager, dream writer, security officer, documentation system, next number, user defined category codes, data directory, world writer, and unattended night operations.)
********************************************************************************

JD EDWARDS CONSTRUCTION SOLUTION
The JDE Construction Solution for use on the IBM  AS/400 will as IO include at a minimum: Worldcase/Foundation Environment*, general ledger, accounts receivable, accounts payable, and property management. (*Worldcase/Foundation Environment includes JDE address book, electronic mail, menu manager, dream writer, security officer, documentation system, next number, user defined category codes, data directory, world writer, and unattended night operations.)
********************************************************************************

JD EDWARDS PROPERTY MANAGEMENT SOLUTION
The JDE Property Management Solution for use on the IBM AS/400 (9402 only) will include at a minimum: Worldcase/Foundation Environment*, general ledger, accounts receivable, accounts payable, and property management. (*Worldcase/Foundation Environment includes JDE address book, electronic mail, menu manager, dream writer, security officer, documentation system, next number, user defined category codes, data directory, world writer, and unattended night operations.)
********************************************************************************

JD EDWARDS HUMAN RESOURCES MANAGEMENT SOLUTION
The JDE Human Resources Management Solution for use on the IBM AS/400 (9402
only) will include at a minimum: Worldcase/Foundation Environment* and human resources. (*Worldcase/Foundation Environment includes JDE address book, electronic mail, menu manager, dream writer, security officer, documentation system, next number, user defined category codes, data directory, world writer, and unattended night operations.)
********************************************************************************

JD EDWARDS PAYROLL SOLUTION
The JDE Payroll Solution for use on the IBM AS/400 (9402 only) will include at a minimum: Worldcase/Foundation Environment* and payroll.
(*Worldcase/Foundation Environment includes JDE address book, electronic mail, menu manager, dream writer, security officer, documentation system, next number, user defined category codes, data directory, world writer, and unattended night operations.)
********************************************************************************

FACTS VALUE ADD
The FACTS Value Add for operation on the IBM AS/400 (9402 only) to include at a minimum: accounts payable integrates with FACTS general ledger, provides multi-company support, allows single or batch invoice entry, provides bank reconciliation, has automatic or manual check production capabilities, selects payments by vendor, due date or discount date, integrates multiple bank accounts, allows for on-account payments, creates vendor master using user-defined fields, allows recurring entries and multiple distributions, provides vendor history with user-selected options, creates cash requirement project report; general ledger integrates with FACTS accounts payable, integrates with sales, accounts receivable, finished goods, and raw material inventory, allows multi-company and multi-division within a company, has account and sub-account structure, provides flexible, user defined accounting periods, allows multiple open periods and recurring vouchers, provides on-line review of general ledger account's current, YTD, and future (regular and recurring) postings in summary and detail, contains a flexible, user-defined report writer for financial reports.
********************************************************************************

PKMS
PKMS for operation on the IBM AS/400 in the wholesale distribution and retail industries to include at a minimum: work order download capability; receive/stock locate for creating put-away label to help track inventory within DC, cross doccks pre-packs for faster throughput, automatically directs priority SKU's to active pick sites or special processing, provides receipt verification against ASN for better DC planning and shipment reconciliation at host; Pick for batching picktickets into "waves," eliminating manual selection and sorting, prints Picktickets in best picking sequence for improved productivity, identifies and Processes "hot" picks and rush orders immediately, pre-cubes orders and prints carton-level Picktickets to support pick/pack operations; pack/verify verifies picking accuracy via bar code scanning which reduces chargebacks and improves sales, Performs weight verification of cartons to doublecheck picking accuracy, creates UCC-128 shipping labels and carton content info for EDI ASN, eliminates effort and errors associated with keypunch invoicing; ship/manifest ensures shipping integrity of order, identifies best shipment routing based on freight charges and customer requirements, automatically generates shipment documents including shipment manifest and bills of lading, processes shipping zone and rate tables to automatically derive shipping charges for certain carriers; bulk storage tracks and manages inventory in all areas of DC including bulk storage and active pick sites, handles suggested put-away in bulk and directed replenishment from bulk to active, keeps system up-to-date with real time updates using RF devices.
********************************************************************************

PREMENOS
Premenos, an EDI translator for cross industry to operate on the IBM AS/400 (9402 only) to include at a minimum: mapping functions with conditional mapping, code conversion, logical operations and interfacting with other applications; communication functions for sessions with public and private networks, and direct connections to trading partners; audit and reporting functions for access of trail activity and reports from EDI/E tracking files and data base for compliance checking; routing functions; support.
********************************************************************************

AS/400 NEW PLACEMENT VALUE ADD

The implementation of the IBM AS/400 9402 models 200 and 20S New Account Solution installed at an enterprise location to include at a minimum:

An end user enterprise is defined as "any legal entity (such as a corporation) and the subsidiaries it owns by more than 50%." A new account is defined as an end user enterprise in the United States or Puerto Rico that meets the following criterion:
- Prior year revenue of less than $15 million or less than 150 employees (revenue and employee size will be verified by/with Dun and Bradstreet)

- No AS/400, S/36, S/38, RISC/6000 or ES/9000 installed or on order.

Final net invoiced, Industry Remarketer billed IBM hardware, software and services to the end user must be equal to or greater than the published (single unit) IBM retail price of the IBM content of the AS/400 9402 2XX system solution sold to the same end user in the same transaction. The single unit price includes additional memory, DASD, IBM software, but excludes displays and printers. The net invoice can include all your "Industry Remarketer billed services," which shall mean any of the following provided directly by you to your end user:
- Consulting services
- System analysis and design services
- Application solution development services
- Integration services
- End user training services

This VAE does not restrict your flexibility in pricing these products to your end user as you, in your sole discretion, deem appropriate.

You are responsible for maintaining all necessary records to substantiate compliance with this VAE requirement and agree to make such records available to IBM upon request for purposes of auditing your compliance with this VAE requirement. IBM may use an independent auditor for this audit.

S/3X TO AS/400 MIGRATION
Computer Generated Solutions System/3x to AS/400 Migration Value Add is for the purpose of migrating currently installed IBM System/3X end user applications to the IBM AS/400, model 9402 only, and will include at a minimum:
- Hardware and software component selection configuration and ordering
- Hardware and software installation
- Migration of end-user application programs to S/3X mode or AS/400 native based on customer requirement
- Systems Integration (if applicable)
- AS/400 operational training plus ongoing application and systems support
In addition, Computer Generated Solutions will make available release/version updates and provide ongoing technical support service for hardware, software, and application programs.

Computer Generated Solutions will report end user sales via end user reporting to IBM. This report must specify the serial number of the IBM System/3X which was replaced and certify that it was specifically replaced by the AS/400.
********************************************************************************

COMPETITIVE CONVERSION VALUE ADD
The Computer Generated Solutions Conversion Value Add for the Purpose of migrating currently installed Computer Generated Solutions end user applications to the IBM AS/400, only from non-IBM systems.

The Conversion Value Add will include at a minimum:
 - The conversion assistance from the currently installed system
 - System sizing of files and libraries
 - Hardware and software configurations
 - IBM AS/400 Operation and programming education
 - Conversion of presently installed application programs to the IBM AS/400 In addition, Computer Generated Solutions will make available release/version updates and provide ongoing technical support service for hardware, software and application programs.

Computer Generated Solutions will report end user IBM AS/400 sales via end user reporting to IBM.

********************************************************************************

AS/400 Local Area Network - Client Server
Local Area Network - Client Server Value Add for use on the IBM AS/400 9402 only will include at a minimum:
- Network design and component selection
- The network must be designed using Ethernet, Token Ring, or wireless connection
   - It must support OS/2, Windows, MacIntosh or Unix clients
   - The network must be implemented using APPC/APPN or TCP/IP protocols. (LocalTalk may be used in a MacIntosh client environment.)
- Installation of three or more AS/400 enabled nodes.
- End user training and support
- Implementation of at least two (2) of the following, or with exception approval, a functionally equivalent product offering:
   - Client Access/400 (for OS/2 and Windows clients)
   - MacIntosh Connections (for MacIntosh clients)
   - DAL Client and DAL Server (for MacIntosh clients)
   - Connection Program/400 for Unix environments
   - Adstar Distributed Storage Manager/400 (ADSM/400)
   - LAN Server/400
   - LAN Resources Extension Services/400 (LANRES/400)
   - Manageware/400
   - TCP/IP File Server Support/400

The initial installation of the Value Add must consist of a minimum of three (3) nodes. In a situation where an end user has one LAN node installed, a minimum of two additional nodes must be added to the existing network prior to the implementation of the Value Add. The LAN-C/S Value Add must be the primary justification for the acquisition of AS/400 products.
********************************************************************************

HUB VALUE ADDED ENHANCEMENT (NETWORK INTEGRATOR)

The Network Integrator Value Added enhancement for use on IBM Network Systems in a LAN or LAN/WAN environment will include at a minimum:
- The remarketer's network implementation to include one or more of the following requisite IBM networking systems products:
  - IBM 8250 Intelligent Hub
  - IBM 8260 Intelligent Switching Hub
  - IBM 8244 FDDI Concentrator
  - Ethernet Stackable Hub
  - IBM 8271 EtherStreamer Switch
  - IBM 8282 ATM Workgroup Concentrator
  - IBM 8282 ATM LAN Switch
AND
- Logical Network Design

- Define the network configuration
  -- gather and analyze network data to define capacity and networking product requirements
- Define LAN topology as required (Token Ring, Ethernet, ATM or FDDI)
- Define the TCP/IP requirements as required to support the installation of Hub Management Modules and their SNMP agents to allow communications to the appropriate Hub Management Platform

- Physical network design
  - Design hub networks that conform to the architectural guidelines of Ethernet, Token Ring, ATM or FDDI utilizing the appropriate combination of modules and hubs to meet customer requirements
  - Configure networking hardware and software products; install and test to meet customer requirements
  - Establish connections and test network transport facilities

- Product optimization and performance
  - Collect network data and analyze traffic flows, congestion points and networking product performance

- End user support
  - Provide on-site or remote access to network product configuration changes, network information and problem determination
  - Provide networking products, hardware upgrades and software upgrades and fixes to keep the installed network products operational.
********************************************************************************

ROUTER VALUE ADDED ENHANCEMENT (6611)
The Network Integrator Value Added Enhancement for use on IBM Networking systems in a LAN or LAN/WAN environment will include at a minimum:

- The remarketer's network implementation to include one or more of the following requisite IBM networking systems products:
  -- IBM 6611 Network Processor
  -- IBM 2210 Nways Multiprotocol Router
  -- TRM Routexpander/2 with IBM Wide Area Connector

AND

- Requirements - understand the customer's current and future network requirements in the following areas:
  -- Transport Protocols (TCP/IP APPN, SNA, IPX, Netbios, Appletalk, (DECNet,
     Vines, XNS)
  -- Bridging and filtering
  -- Perfomance - traffic volumes and response time
  -- LAN Technologies and WAN services from carriers

  -- Applications and equipment interoperation
  -- Education

- Logical Network Design - Define:
  -- Network configuration, including addressing schemes and every router node -- Comprehensive network verification tests

- Physical Network Design - Define:
  -- Hardware node configurations
  -- LAN technologies
  -- Wiring and cabling topology
  -- Reliability and backup facilities
  -- Network interfaces: LAN and WAN (modems, DSU/CSUs)
  -- WAN services from carriers (Frame Relay, Pt to Pt, X.25)

- Operation and Support Process Design - Define:
  -- Problem isolation, diagnosis, determination, and fix processes
  -- Software configuration change process
  -- Network Management processes, including status and performance. (For large networks, includes NV/6000 with AIX R&B Mgr/6000 or equivalent.)

- Installation
  -- Monitor hardware installation
  -- Install and configure software
  -- Test fully
  -- Analyze and tune network performance (according to network size)

- Support - Provide:
  -- Onside and/or remote problem determination
  -- Hardware and software upgrades and fixes
  -- Guidance for other operation and support processes
  -- Guidance for hardware configuration changes and expansion
********************************************************************************

AS/400 CLIENT/SERVER (NETWORKING)
Looking at the proposed AS/400 sale and other sales by the reseller to the same end user in the past six months, the sum of all (1) net invoices IR billed services (as defined below) and (2) list price of authorized IB products and services (as defined below) must be equal to or greater than 40% of the list price of the relevant base AS/400.

-- "Base AS/400" means without additional memory, disk drives, displays, adapters or operating system.

This Value Added Enhancement does not restrict flexibility in pricing these products by the business partner.

Implementation of this Value Added Enhancement must include network design and component selection, installation, end user training, and end user support.

- "Industry Remarketer Billed Services" shall mean the following products and services provided directly by the IR to their end user:
  -- Consulting services
  -- Systems analysis and design services
  -- Application/solution development services
  -- Integration services
  -- End user training services
  -- Third-party software (non-IBM) or your software, none of which is acquired or purchased from IBM.

- "Authorized IBM products and services" shall mean the following
  IBM products and services sold by the IR to their end user:
  -- IBM software (non-operating system)
  -- IBM Support Family of Services
  -- IBM 82XX Hub products
  -- IBM 6611 Network Processor
  -- IBM 2210 Nways Multiprotocol Router
  -- IBM Communications Adapter cards
********************************************************************************

             PLEASE RETAIN THESE DOCUMENTS FOR YOUR USE/REFERENCE.
                                  THANK YOU.

IBM Business Partner Agreement                      [LOGO] IBM Business Partner

NSP/Application Specialist and AS Profile
--------------------------------------------------------------------------------

We welcome you as an IBM Business Partner. Based on your knowledge of our Products, and your skill and experience in providing solutions that use our Products, we have chosen you to perform Marketing Activities for us.

We are committed to providing our customers with the highest quality Products. As our National Solution Provider/Application Specialist (NSP/AS) or Application Specialist (AS), we look to you to help us fulfill this commitment. You are responsible for establishing and maintaining customer satisfaction with all your activities. This includes promoting customer satisfaction with all the Products.

Your activities should reflect positively on your firm, us, and the IBM Business Partner Programs. You should not use your relationship with us to take unfair advantage of other solution providers. In conducting your activities, you should strive for results that are judged by those involved to be fair and mutually beneficial.

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

        (a) this Profile;
        (b) Marketing Assistant General Terms (Z125-5111-03 12/95); and
        (c) the applicable Attachments referred to in this Profile.

This Agreement and its applicable Transaction Documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us. Once this Profile is signed, any reproduction of this Agreement or a Transaction Document made by reliable means (for example, photocopy or facsimile) is considered an original.

                        Revised Profile (yes/no): no
                                                  ---------------


Agreed to: (IBM Business Partner name)          Agreed to:
COMPUTER GENERATED SOLUTIONS, INC.              International Business Machines Corporation

By   /s/ Jay Hakami                             By
  -------------------------------------------     -------------------------------------------
             Authorized signature                             Authorized signature

Name (type or print):  JAY HAKAMI               Name (type or print):

Date:   6/25/96                                 Date:

IBM Business Partner number:                    IBM Office address:

IBM Business Partner address:                   4111 Northside Parkway
COMPUTER GENERATED SOLUTIONS, INC.              Atlanta, GA  30327

1675 BROADWAY
NEW YORK, NY  10019

--------------------------------------------------------------------------------
After signing, please return a copy of this Profile to the local "IBM Office address" shown above.
--------------------------------------------------------------------------------

1. Contract-Period Start Date (month/year): 07/96    End Date: June 30, 1997
                                           -------             ----------------
   The start date is always the first day of a month and may not be earlier than the month we sign this Profile. The start date does not change with a revised Profile. The end date is December 31 of the current year. However, if you are a National Solution Provider and also our industry remarketer, the end date in your IR Profile prevails over this end date.

2. Relationship Approval/Acceptance of Additional Terms:
   For each approved relationship, each of us agrees to the terms of the applicable Attachment by signing this Profile. Copies of those Attachments are included. Please make sure you have them (and the Marketing Assistant General Terms) and notify us if any are missing.

                                                 Approved
   Authorized Relationship                       (yes/no)      Attachment

   1) Application Specialist (AS)                   no        Z125-5123-02 12/95
                                                  ------
   2) National Solution Provider/AS (NSP/AS) (1)    yes       Z125-5125-01 11/94
                                                  ------      Z125-5123-02 12/95
   3) NSP/AS Segment Solution Pilot (2)             no        Z125-5424-00 01/96
                                                  ------

3. Approval of your Title:
   As an Application Specialist, you are authorized to use the title of "IBM Authorized Application Specialist." As a National Solution Provider, you are authorized to use the title of "IBM Authorized National Solution Provider."

4. Confidential Information Disclosure:
   You may have access to our confidential information and must sign the IBM Agreement for Exchange of Confidential Information (Z125-4322).

   Has the agreement been signed? (yes/no)              yes
                                                      -------
   If the answer above is no, a copy of the agreement is included. Please sign it and return a copy to us (or notify us if it is missing).

5. Internal-Use Percent: 10%
   This is the percent upon which we base your internal-use acquisition of a Product.




(1) See Section 7 for approved segment solution. You must sign the National Solution Provider Signature Page (Z125-5122). Note: Since you must sign the Signature Page you need not sign this Profile.

(2) See Section 7 for approved and eligible segment solution.

  AS                            AS         NSP/AS
Approved                     Approved     Approved
to Market                    to Market    to Market
Products                     Programs     Products
 (yes/no)                     (yes/no)     (yes/no)
                                 (3)          (4)         System Products
 N/A                             no           yes       1) IBM AS/400 9402 System Units (5)
                                 -----        -----
 N/A                             no           yes       2) 18M AS/400 9404 System Units (5)
                                 -----        -----
 N/A                             no           yes       3) IBM AS/400 9406 System Units (5)
                                 -----        -----
 no                              no           no        4) IBM System/390 (6)
 -----                           -----        -----
 N/A                             no           no        5) IBM RISC System/6000 (includes Power Personal) (5)
                                 -----        -----
 N/A                             no           no        6) IBM 9076 POWERparallel Systems SP2
                                 -----        -----
 N/A                             no           no        7) IBM PS/2 (programs only)
                                 -----        -----
 N/A                             N/A          no        8) IBM 8690 Kiosk (6)
                                              -----
                                                          Industry Products

 N/A                             no           no        1) IBM PS/2 Store Controllers
                                 -----        -----
 N/A                             no           yes       2) IBM 6611 Network Processors/
                                 -----        -----
                                                           IBM 2210 Nways Multiprotocol Router
 N/A                             no           yes       3) IBM 317X Interconnect Controllers
                                 -----        -----
 N/A                             no           no        4) IBM 389X Document Processors
                                 -----        -----
 N/A                             no           no        5) IBM 465X Restaurant POS Systems
                                 -----        -----
 N/A                             no           no        6) IBM 468X POS Terminal
                                 -----        -----
 N/A                             no           no        7) IBM 47XX Branch Automation Systems
                                 -----        -----
 N/A                             no           no        8) IBM 5086 Graphics Processor
                                 -----        -----
 N/A                             no           no        9) Multimedia
                                 -----        -----
 no                              no           no        10)IBM 763X Terminals
 -----                           -----        -----

(3) You are approved to market the programs, peripherals, and other offerings associated with the System or Industry Product. This excludes the programs listed under the Application Programs section of this Profile, for which specific approval is required. You are not approved to market the System or Industry Product, unless you are also approved as an Application Specialist for the System or Industry Product.

(4) Approval for the System or Industry Product includes approval for the programs, peripherals, and other offerings associated with it. This excludes the programs listed under the Application Programs section of this Profile, for which specific approval is required.

(5) Prospect Form not required when marketing with an eligible segment solution.

(6)  Not available for Central Order. A Prospect Form is required.

 APPROVED
 TO MARKET
 (yes/no)  Non-IBM Products

 no        1) Local Vendor Program (LVP) Products (7)
 -----
           Service Offerings

 no        1) Business Recovery Services
 -----
 yes       2) Project Support Services (8)
 -----
 yes       3) Customized Operational Services
 -----
 yes       4) IBM Support Family Services (excluding PS)
 -----
 no        5) IBM PS Support Family Services
 -----
           Other Offerings

           Available to an NSPIAS only.

 no        1) IBM 38XX Printers
 -----

 no        2) IBM 75XX Data Collection Terminal
 -----
 no        3) IBM 927X Voice Response Units
 -----
 yes       4) IBM Printers (Twinax) from the IBM Printing Systems Co.
 -----
              IBM 4028 Model AS1
              IBM 4230 Models 101, 102, 111, 1S2, 10Y, and 10Z
              IBM 4224 Models 1E3 and 1C2
              IBM 4234 Models 008, 012, 00Y, and 01Z
              IBM 6252 Models T08, T12, TOZ, and T1Z
              IBM 6262 Models T12, T14, and T22

 yes       5) IBM Printers (ASCII) from the IBM Printing Systems Co.
 -----
              IBM 4224 Models 301, 302, 3C2, and 3E3
              IBM 4234 Models 009, and 013
              IBM 6252 Models AP2, AP8, AS2, and AS8
              IBM 6262 Models A12, A14, and A22

 yes       6) IBM Printers (Coax) from the IBM Printing Systems Co.
 -----
              IBM 4028 Model NS1
              IBM 4224 Models 2C2 and 2E3
              IBM 4230 Models 201 and 202
              IBM 4234 Models 007 and 011
              IBM 6252 Models 014, 022, D12, D14, and D22

 yes       7) IBM Printers (Non-IBM Attachments) from the IBM Printing Systems
 -----        Co.
              IBM 6252 Models P08 and P12
              IBM 6262 Models P12, P14, and P22

 yes       8) IBM Printers (Other) from the IBM Printing Systems Co.
 -----
              IBM 3816 Models 01D and 01S (requires Coax approval)

(7)  We will specify each LVP Product that applies to you.

(8) Project Support Services include Consulting Services, Hourly Services, Custom Services, and Systems Integration Services. Project Support Services offered by ISSC, EduQuest, and Education and Training are excluded. An Integrated Services Offering (ISO) is a packaged offering which includes one or more of the Services identified above. We will specify each ISO that applies to you, if any.

(9)  IBM BESTeam participants only.

 APPROVED
 TO MARKET
 (yes/no)  Other Offerings

           Available to an NSP/AS only.

 yes       9)  General Storage (10)
 -----
               IBM 7131 SCSI Multi-Storage Tower
               IBM 7134 High Density SCSI Disk subsystem
               IBM 7137 Disk Array Subsystem
               IBM 7202 RISC System/6000 Expansion Rack
               IBM 7203 Portable Disk Drive
               IBM 7204 External Disk Drive
               IBM 7206 External 4MM Tape Drive
               IBM 7207 1/4-lnch Cartridge Tape Drive
               IBM 7208 8MM Tape
               IBM 7210 CD-ROM Drive
               IBM 7331 8MM Tape Library
               IBM 7332 4MM Tape Autoloader
               IBM 9334 SCSI Expansion Unit
               IBM 9348 Magnetic Tape Drive
               IBM 9427 8MM Tape Library

 yes       10) High-End Tape (10)
 -----
               IBM 3490 Tape Subsystems
               IBM 3494 Tape Library Dataserver
               IBM 3590 Tape Subsystem

 no        11) High-End UNIX Disk (10)
 -----
               IBM 7135 RADiant Array

 yes       12) Optical Library (10)
 -----
               IBM 3995 Optical Library Dataserver


(10) You are also authorized to perform marketing activities for the System Product features required to attach the storage Product.

Application Programs
 Approved
 to Market
 (yes/no)    IBM RISC System/6000 CAD/CAM Programs (11)

 no          1) APT Workstation/6000
 -----
 no          2) CAMkit/6000
 -----
 no          3) CATIA (12)
 -----
 no          4) IGES Processor/6000
 -----
 no          5) Numerical Control PostProcessor Generator
 -----
 no          6) Product Manager
 -----
 no          7) PROFESSIONAL CADAM (13)
 -----
 no          8) Valisys (14)
 -----

You are also approved for the programs (if any) listed below:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



(11) A Complex Operating Environment addendum must be completed.
(12) Registered trademark of Dassault Systems.
(13) Registered trademark of Dassault Systems of America.
(14) Registered trademark of Valisys Corporation.

If you are
approved segment solutions.

If you are also authorized in Section 2 under the NSP/AS Segment Solution Pilot, your approved and eligible segment solution for this Pilot is specified below. (Please note that a segment solution can be approved, but not eligible under this Pilot.) If you have an approved Value Added Enhancement (VAE), to be eligible under this Pilot it must be an industry-specific or cross-industry application software VAE as defined in the VAE Criteria document in the BPLIBRARY in IBMLink under the INFOLink category.

 See Industry Remarketer Profile, Value Added Enhancement section.

Remarketer General Terms
-------------------------------------------------------------------------------


                               Table of Contents

Section        Title                                          Page

 1.    Definitions.............................................. 2
 2.    Agreement Structure...................................... 3
 3.    Our Relationship......................................... 4
 4.    Marketing Funds and Promotional Offerings................ 5
 5.    Status Change............................................ 5
 6.    Export of Products....................................... 6
 7.    Federal Reporting Requirements........................... 6
 8.    Ordering and Delivery.................................... 6
 9.    Inventory Adjustments.................................... 7
10.    Prices and Price Changes................................. 7
11.    Invoicing, Payment, and Taxes............................ 8
12.    Title.................................................... 8
13.    Risk of Loss............................................. 9
14.    Engineering Changes...................................... 9
15.    Licensed Internal Code................................... 9
16.    Programs.................................................10
17.    Installation and Warranty................................10
18.    Warranty Service.........................................11
19.    Marketing of IBM Maintenance Services....................12
20.    Patents and Copyrights...................................12
21.    Liability................................................13
22.    Trademarks...............................................13
23.    No Property Rights.......................................13
24.    Changes to the Agreement Terms...........................14
25.    Ending the Agreement.....................................14
26.    Waiver of Noncompliance..................................14
27.    Electronic Communications................................15
28.    Geographic Scope.........................................15
29.    Governing Law............................................15


                                 Page l of 15

==== BUSINESS        PARTNER       AGREEMENT

Remarketer General Terms
-------------------------------------------------------------------------------
1.      Definitions

        Aggregator is our remarketer who we authorize to acquire Products from us to supply to its Customers who are also our remarketers. In addition, we may authorize a remarketer to supply our Products to others (for example, our industry remarketers). An Aggregator is responsible for ordering, delivery, invoicing, payment, taxes, price reductions, and inventory adjustments. In your Profile, we specify 1) the identity of your "Aggregator," if any, or 2) if we approve you as an "Aggregator."

        Authorized Location is a site, controlled and operated by you, at which we authorize you to perform your responsibilities under this Agreement. We may specify in your Profile certain requirements to which you must adhere at each Authorized Location (such as, minimum renewal criteria and minimum number of trained personnel).

        Customer is either an End User, or a reseller who does not market to other resellers. We specify in your Profile if we authorize you to provide Products to End Users, resellers, or both.

        Customer-set-up Machine is an IBM Machine that you (or your Customer) set up according to our instructions.

        End User is anyone, unaffiliated with you (except if you are a qualified educational institution), who acquires Products for its own use and not for resale.

        Machine is an IBM or non-IBM machine, its features, conversions, upgrades, elements, accessories, cables, or any combination of them (provided by us or your Aggregator) that we approve you to provide to your Customers.

        Product is a Machine, Program, or Service.

        Program is an IBM or non-IBM licensed program (provided by us or your Aggregator) that we approve you to provide to your Customers. The term "Program" does not include Licensed Internal Code.

        Service is assistance (for example, Product maintenance) that we approve you to perform or market. The term "Service" includes use of a resource (such as a network) that we approve you to provide to your Customers.

        The Remarketer General Terms apply to all our remarketers.

        Profiles

        We specify the details of our relationship (for example, the type of remarketer you are) in a document called a "Profile." Each of us agrees to the terms of the Profile, the Remarketer General Terms, and the applicable Attachments referred to in the Profile, (collectively called the Agreement), by signing the Profile.

        Attachments

        We describe additional terms that apply to our relationship in documents called "Attachments." For example, we describe the additional terms that apply specifically to dealers in an Attachment. Several Attachments may apply to you. We specify in your Profile the Attachments that apply.

        Transaction Documents

        We will provide to you the appropriate "Transaction Documents" that confirm the details of your order or provide additional information about our relationship. The following are examples of Transaction Documents, with examples of the information they may contain:

        1. invoices (item, quantity, price, and amount due);

        2. addenda (trial period and trial Products); and

        3. exhibits (eligible Products, warranty information, and other Product-specific information). We may change the terms of an exhibit on written notice.

        Conflicting Terms

        If there is a conflict among the terms in the various documents, those of an Attachment prevail over those of the Remarketer General Terms. The terms of a Profile prevail over those of both of these documents. The terms of a Transaction Document prevail over those of all the documents.

        Our Acceptance of Your Order

        A Product becomes subject to this Agreement when we accept your order by:

        1. sending you a Transaction Document; or

        2. providing the Product to you.

        Acceptance of the Terms in a Transaction Document

        You accept the terms in a Transaction Document by doing any of the following:

        1. signing it;

        2. accepting the Product described in the Transaction Document;

        3. providing the Product to your Customer; or

        4. making any payment for the Product.

Mutual Responsibilities

Each of us agrees that under this Agreement:

1. the Products we approve you to market are complex in nature and require that you provide high quality support, both before and after the sale, to ensure Customer satisfaction;

2. we offer a money-back guarantee to End Users for certain Products. You agree to inform the Customer of the terms of this guarantee before the applicable sale. For any such Product, you agree to 1) accept its return within the time frame we specify, 2) refund the full amount paid to you for it, and 3) dispose of it (including all its components) as we specify. We will pay transportation charges for return of the Product to us and will give you an appropriate credit;

3. you are an independent contractor. Neither of us is a legal representative or agent of the other. Neither of us is legally a partner of the other (for example, neither of us is responsible for debts incurred by the other), and you are not our employee or franchisee;

4. each is free to enter into similar agreements with others, to market competitive Products, and to conduct its business in whatever way it chooses, provided there is no conflict with this Agreement. We may increase or decrease the number of our remarketers, the types of distribution channels, and the number of participants in such channels;

5. each is free to establish its own prices and terms and neither of us will discuss its customer prices and terms in the presence of the other;

6. all information exchanged is nonconfidential. If either of us requires the exchange of confidential information, it will be made under a signed confidentiality agreement;

7. we will provide you with access to our information systems only in support of your authorized marketing activities. Programs associated with these systems are subject to the terms of their applicable license agreements, except that you may not transfer them;

8. neither of us will bring a legal action against the other more than two years after the cause of action arose; and

9. you may acquire an insignificant number of Products for your own internal use.

Your Other Responsibilities

You agree not to do any of the following:

1. assign, or otherwise transfer, this Agreement or your rights under it, delegate your obligations, or appoint another reseller (including a related company) or agent to represent you or to market our Products, without our prior written consent. Any attempt to do so is void;

2. assume or create any obligations on our behalf, or make any representations or warranties about us or our Products, other than those we authorize; or

3. conduct your business in a way (for example, failure to maintain the highest quality professionalism in all your dealings with Customers) that adversely affects our reputation or goodwill.

You agree to:

1.   sell only to End Users, unless otherwise specified in this Agreement;

2. be responsible for Customer satisfaction with our Products and all your related activities, and participate in Customer-satisfaction programs as we determine. For example, if we request, you agree to provide us with the names and addresses of all End Users who have acquired our Products from you;

3.   actively and diligently promote our Products;

4. ensure that your compensation or incentive plans for your employees who market our Products are not unfair to us in comparison with your plans for competitive products you market;

6.   maintain trained personnel and comply with any certification requirements;

7. provide us with relevant financial information about your business enterprise on request;

8. furnish sales receipts to your Customers before or upon delivery of Products. You agree to specify on the sales receipt your Customer's name and address, the Machine type/model and serial number, installed location, date of sale, any non-IBM alterations or attachments made, and the Warranty Service provider;

9. provide us with any Customer documents we require, within 10 days of the applicable transaction (for example, End User signing of our license or maintenance agreement);

10. provide us with sales and inventory information for our Products on request;

11. retain records by location of each Product transaction (for example, a sale or credit) for five years and of each warranty claim for three years. Records must include (as applicable) Machine type/model and serial number, Authorized Location to which distributed, and Customer name and address;

12.  assist us in tracing and locating Products;

13. provide us with sufficient, free, and safe access to your facilities, at a mutually-convenient time, for us to fulfill our obligations. If you become aware of any unsafe conditions or hazardous materials to which our personnel would be exposed at any of your facilities, you agree to notify us promptly; and

14. comply with all laws and regulations (such as those governing consumer transactions).

Our Review of Your Compliance with this Agreement

We may periodically review your performance under this Agreement. You agree to provide us with relevant records on request. We have the right to reproduce them, retain the copies, and audit your compliance with this Agreement on your premises during your normal business hours. We may use an independent auditor for this.

4.   Marketing Funds and Promotional Offerings

     You agree to use any marketing funds and promotional offerings according to our guidelines. For Products you provide to resellers, you agree to administer and disburse these funds or offerings in a proportional and equitable manner. You also agree to keep records of such funds or offerings for three years.

     We may withhold or recover marketing funds and promotional offerings if you breach any of the terms of this Agreement. Upon notice of termination, any marketing funds and promotional offerings will no longer be available for use by, or accrual to, you.

5.   Status Change

     You agree to give us prompt written notice (unless precluded by law or regulation) of any change, or anticipated change, in your financial condition, business structure, or operating environment (for example, a material change in equity ownership or management, closing or relocation of an Authorized Location, or any change to information supplied in your application). Such change or failure to give notice may result in termination of this Agreement.

     You are not authorized to actively market Products outside the geographic scope of this Agreement, and you agree not to use anyone else to do so.

     If a Customer acquires a Product for export, our responsibilities under this Agreement no longer apply to that Product. You agree to use your best efforts to ensure that your Customer complies with United States export laws and regulations, and any import requirements of the destination country. Before the sale of a Product, you agree to prepare a support plan for it and obtain your Customer's agreement to that plan. Within one month of sale, you agree to provide us with the Customer's name and address, Machine type/model and serial number, date of sale, and destination country.

     We exclude these Products from:

     1. attainment of your minimum renewal criteria;

     2. attainment of your committed quantities;

     3. qualification for applicable promotional offerings and marketing funds; and

     4. qualification for any lower prices.

     We may also reduce future supply allocations to you by the number of exported Products.

     The license agreement of certain Programs state the country in which the license is valid. Such Programs may not be exported.

7.   Federal Reporting Requirements

     To comply with Federal law, you agree not to employ or compensate any individuals to perform activities under this Agreement (without our prior written approval) who were, within the last two years:

     1. members of the armed forces in a pay grade of 0-4 or higher; or

     2. civilians employed by the Department of Defense with a pay rate equal to, or greater than, the minimum rate for a qrade GS-13.

     You agree to provide us with any information that we need to comply with this law.

8.   Ordering and Delivery

     You may order Products either from us or your Aggregator. We accept orders for withdrawn Products subject to their availability.

     On our request, you agree to make reasonable efforts to use our automated order-entry system. You agree to pay all expenses associated with it.

     We will mutually agree to a location to which we ship Products. We will use reasonable efforts to meet your requested delivery dates for Products you order from us. We select the method of transportation and pay associated charges for Products we ship.

     You agree to notify us within 20 days of receipt, of any discrepancies between our shipping manifest and the Products received from us. We will work with you to reconcile any differences.

     You may cancel an order for a Product before we ship it. We may charge you a cancellation charge. We determine this charge by multiplying the amount we charge you for the Product by the cancellation-charge percent. We will inform you in writing of that percent. The cancellation charge does not apply to a Product if 1) we postpone its shipment for more than 15 days from its estimated shipment date and 2) you cancel your order before shipment.

     We may not be able to honor a cancellation request received less than 10 business days before the Product's estimated shipment date. If you return such Product, our inventory-adjustment terms apply.

     Delayed Shipment of a Product

     Circumstances may arise where we delay the shipment of a Product due to our inability to meet the original estimated shipment date. If this delay causes the estimated shipment date to be after the end of your contract period, the terms of this Agreement apply to that Product. It will be treated as if you had acquired it during the contract period.

9.   Inventory Adjustments

     For purposes of rebalancing your inventory, we will inform you in writing which Products you may return to us for credit, their inventory-adjustment categories, and any terms associated with these categories. We will issue a credit to you when we accept the returned Product. You may use the credit only after we issue it.

     We may charge you a handling charge for returned Products. We determine this charge by multiplying the inventory-adjustment credit amount for the Product by the handling-charge percent. We will inform you in writing of that percent. You agree to pay shipping charges for Products you return. They must be in our original, undamaged packages (unopened for Machines), and without any non-IBM labels.

     Certain Products may be acquired only as Machines and Programs packaged together as a solution. These Products must be returned with all their components intact. However, we do not require the shipping container to be unopened for some of these Products (for example, Selected Academic Solutions), as we determine.

     Returned Products must be unused and in new condition. You agree to ensure that the Products are free of any legal obligations or restrictions that prevent their return. We accept them only from locations to which we ship Products.

     We will reject any returned Product that does not comply with these terms and send it back to you at your expense.

10.  Prices and Price Changes

     We will specify the prices for each Product and inform you of any changes. Price increases do not apply to you if we receive your order before the effective date of the increase. You receive the benefit of a price decrease for Products we ship on or after the effective date.

     Price-Reduction Credits

     If we decrease the price for a Product, you may be eligible to receive a price-reduction credit for eligible Products in your inventory. We will specify the Product's price-reduction credit category and associated terms in writing, and will inform you periodically of any changes. You may use the credit only after we issue it.

     Depending on the circumstances, additional charges may apply. For example, if we perform a Service for you, we charge an additional amount. We will notify you in advance if these charges apply.

     Fee Payments

     When you perform certain activities, such as those we may specify in exhibits, we will pay you a fee.

11.  Invoicing, Payment, and Taxes
     Payment in full is due upon receipt of our invoice. You agree to pay as we specify in the invoice. We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against amounts due us or any of our subsidiaries.

     You agree to pay amounts equal to any applicable taxes resulting from any transaction under this Agreement. This does not include taxes based on our net income. You are responsible for personal property taxes for each Product from the date we ship it to you or the End User.

     You agree to provide us with valid reseller-exemption documentation for each applicable taxing jurisdiction to which we ship Products. Otherwise, we will charge you all applicable state and local taxes or duties. You agree to notify us promptly if this documentation is revoked or modified. You are liable for any claims or assessments that result from any taxing jurisdiction refusing to recognize your exemption.

     Failure to Pay Any Amounts Due

     If your account becomes delinquent, you agree that we may do one or more of the following:

     1. impose a finance charge, up to the maximum permitted by law, on the delinquent portion of the balance due;

     2. require cash payment on or before delivery of any Products;

     3. repossess any Products. If we do so, you agree to pay all expenses associated with repossession and collection, including reasonable attorney's fees. You agree to make the Products available to us at a site that is mutually convenient;

     4. terminate this Agreement; or

     5. pursue any other remedy available at law.

     In addition, if your account with any of our subsidiaries becomes delinquent, we may invoke any of these options allowable by law.

12.  Title

     As an Aggregator, when you order a Machine from us, we do not transfer title to you. As any other remarketer, when you order a Machine, we transfer title to you when the Machine is shipped by us or your Aggregator.

     Any prior transfer of title to a Machine to you is void from its inception when 1) it is accepted as a returned Machine, or 2) the End User finances it through the IBM Credit Corporation.

     We do not transfer title to Programs.

    We reserve a purchase money security interest in a Machine, and you grant us a purchase money security interest in your proceeds from the sale of, and your accounts receivable for, a Product, until we receive the amounts due. For a feature, conversion, or upgrade involving the removal of parts that become our property, we reserve the security interest until we receive the amounts due and the removed parts. You agree to sign an appropriate document (for example, a "UCC-1") to permit us to perfect our purchase money security interest.

    End User Lease Financing

    If an End User obtains a lease for a Machine for legitimate financing purposes, you may transfer title to the Machine to the lessor. You may finance End Users' Product acquisitions.

13. Risk of Loss

    We bear the risk of loss for a Product until its initial delivery from us.

14. Engineering Changes

    You agree to allow us to install, at a mutually-convenient location, mandatory engineering changes (such as those required for safety) on all Machines in your inventory, and to use your best efforts to enable us to install such engineering changes on your Customers' Machines. Mandatory engineering changes are installed at our expense and any removed parts become our property.

    During the warranty period, we manage and install engineering changes at:

    1. your or your Customers' locations for Machines for which we provide Warranty Service; and

    2. your location for other Machines. Alternatively, we will provide you with the parts (at no charge) and instructions to do the installation yourself. We will reimburse you for your labor at a rate we specify.

15. Licensed Internal Code

    Certain Machines we specify (called "Specific Machines") use Licensed Internal Code (called "Code"). The IBM Corporation owns copyrights in Code and owns all copies of Code, including all copies made from them.

    We will identify each Specific Machine in writing. We grant the rightful possessor of a Specific Machine a license to use the Code (or any replacement we provide) on, or in conjunction with, only the Specific Machine, designated by serial number, for which the Code is provided. We license the Code to only one rightful possessor at a time. You agree that you are bound by the terms of the separate license aqreement that we will provide to you.

    Your Responsibilities

    You agree to inform your Customer, and record on the sales receipt, that the Machine you provide is a Specific Machine using Licensed Internal Code. You agree to 1) provide the applicable license agreement to your Customer before the sale and 2) ensure that the agreement is signed before a sale to an End User.

For certain Programs, we require End Users to sign our license agreements. You agree to ensure those signatures are obtained and the appropriate supplements are issued before those Programs are provided. All other Programs (called "Program Packages") are licensed under the terms of the agreements provided with them.

When you make authorized copies of Programs, you agree to reproduce the copyright notice and any other legend of ownership on the copies. When we provide you with service materials for Programs, you agree to copy and distribute those materials to End Users.

You agree to refund the amount paid for:

1. an IBM Program Package returned to you because the End User does not accept the terms of the license (for example, by not opening the media envelope or not using the Program). However, if such Program is packaged together with other Programs or Machines as a solution, all components must be returned. In this case, you agree to refund the amount paid for all the components; and

2. any defective IBM Program returned to you under the terms of its warranty.

In either case, you may return the IBM Product to us, at our expense, for credit.

17. Installation and Warranty

For a Machine to function properly, it must be installed in a suitable physical environment. For a machine we install, we will ensure that it is in good working order and meets the criteria specified in its Official Published Specifications before we consider it installed. We provide instructions to enable the setup of Customer-set-up Machines. We are not responsible for the installation of Programs or non-IBM Machines.

With each IBM Machine we ship, we include a copy of our statement of limited warranty. We will provide a copy to you. You agree to make it available to the End User for review before the sale. We provide non-IBM Products on an "AS IS" basis. However, non-IBM manufacturers, suppliers, or publishers may provide their own warranties to you.

Date of Installation

We calculate the expiration of an IBM Machine's warranty period from the Machine's Date of Installation.

The Date of Installation for a Machine we are responsible for instaliing is the business day after the day 1) we install it or 2) we make it available for installation, if you (or the End User) defer installation. Otherwise (for example, if others install it or break its warranty seal), it is the day we deliver the Machine to you (or the End User).

The Date of Installation for a Customer-set-up Machine:

1. that we ship to the End User (or to you for your own use), is the fifth business day after the day the Machine is received;

2. that you ship, is the earlier of 1) the second business day after the End User receives the Machine or 2) the day you or your Customer place the Machine in use; or

3. is the same as the Date of Installation for a Machine that we install, if the Customer-set-up Machine is being installed with, and attached to, it.

If we authorize you to install Programs on a Machine at an Authorized Location (and therefore you set up the Machine), we do not consider this as the Date of Installation, as long as you promptly ship the Machine to the End User.

You (or your Customer, if other than an End User) must record the Machine's Date of Installation on the End User's sales receipt. You must also notify us upon our request.

18. Warranty Service

sp p4 We will inform you in writing who is responsible for providing Warranty Service for Machines. We do so by specifying the Warranty Service category for each Machine.

When We Are Responsible for Servicing Machines

When we are responsible for providing Warranty Service, we do so for the IBM Machine during its warranty period at no charge to keep it in, or restore it to, good working order. In this case, you are not authorized to perform Warranty Service. You agree to convey all (or the remaining portion) of our warranty to your Customer.

WHEN YOU ARE RESPONSIBLE FOR SERVICING MACHINES

When you are responsible for providing Warranty Service, you agree to do the following according to the Service support guidelines we provide:

1.   maintain Warranty Service capability;

2. ensure that it is performed only by personnel trained to our standards and consistent with our service terms and statement of limited warranty;

3. provide it even for Machines that the End User did not acquire from you (unless you have assigned all units of such Machine type); and

4. submit only valid warranty-reimbursement requests to us that are within the specified time limits.

We will:

1. train you to provide Warranty Service. We provide training, at no charge, for the minimum number of your Service personnel that we require. Additional training may be provided for a fee;

2.   provide you with necessary technical information, and

3. pay you for Warranty Service performed and exchange (or reimburse you for) parts.

 Maintenance Parts

We sell maintenance parts for use in providing Warranty Service and for maintaining Machines. You may sell such parts to others for use in maintaining Machines.

Assignment of Warranty Service Responsibility

You may assiqn Warranty Service responsibility to us or anyone else authorized by us to provide it.

You agree to:

1. ensure that the assignee accepts Warranty Service responsibility for each Machine assigned to it;

2.   provide a copy of the sales receipt to the assignee;

3.   notify your Customer of the assignment; and

4    remain responsible for your Customer's satisfaction with that Service.

If you assign Warranty Service responsibility for all units of a Machine type to us or an IBM Premier Personal Computer Servicer, you are no longer required to be Warranty Service capable for that Machine type.

When you accept Warranty Service responsibility from another of our remarketers, you may not reassign that responsibility and are responsible for Customer satisfaction with that Service.

For non-IBM Products that we do not warrant any other non-IBM equipment that a Customer may reasonably believe is warranted by us, you agree to inform your Customer in writing, before the sale, that we do not warrant them. You also agree to inform your Customer 1) that, the Products or equipment are non-IBM, 2) of the applicable warranty (if any), and 3) of the procedure to obtain any warranty service.

19. Marketing of IBM Services for a Fee

When you have marketed a Machine you are approved to market, to an End User, you may market our Services on eligible machines in that account and receive a fee from us for marketing the Services on those machines. We may specify additional terms in a relationship Attachment (for example, an Industry Remarketer Attachment). We provide Services to the End User under the terms of our applicable agreement, signed by the End User. You agree to provide us with any required documents signed by you or the End User, as applicable, and inform the End User of our service procedures.

We will not pay you the fee if the machine is already under our Service or if the Service had been terminated on the machine within the prior six months at the same account.

Services may be marketed on eligible non-IBM machines regardless of whether you marketed a Machine in that account.

20. Patents and Copyrights

For purposes of this section only, the term "Product" includes Licensed Internal Code and excludes Services.

If a third party claims that a Product we provide under this Agreement infringes that party's patent or copyright, we will defend you against that claim at our expense and pay all costs, damages, and attorney's fees that a court finally awards, provided that you:

1. promptly notify us in writing of the claim; and

2. allow us to control, and cooperate with us in, the defense and any related settlement negotiations.

If such a claim is made or appears likely to be made, about a Product in your inventory, you agree to permit us to either enable you to continue to market and use the Product, or to modify or replace it. If we determine that none of these alternatives is reasonably available, you agree to return the Product to us on our written request. We will then give you an appropriate credit, as we determine, which will be either 1) the price you paid us for the Product (less any price-reduction credit) or 2) the depreciated price.

This is our entire obligation to you regarding any claim of infringement.

Claims for Which We Are Not Responsible

We have no obligation regarding any claim based on any of the following:

1. your modification of a Product, or a Program's use in other than its specified operating environment;

2. the combination, operation, or use of a Product with any product, data, or apparatus that we did not provide, or

3. infringement by a non-IBM Product alone, as opposed to its combination as part of a system of Products that we provide.

                                 Page 12 or 15

Circumstances may arise where, because of a default or other liability, one of us is entitled to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed, the following terms apply.

Our Liability

We are responsible for:

1.   payments referred to in our patent and copyright terms described above;

2. bodily injury (including death), and damage to real property and tangible personal property caused by our Products; and

3. the amount of any other actual loss or damage, up to the greater of $100,000 or the charges (if recurring, 12 months' charges apply) for the Product that is the subject of the claim.

Items for Which We Are Not Liable

Under no circumstances are we liable for any of the following:

1. third-party claims against you for losses or damages (other than those under the first two items above);

2.   Loss of, or damage to, your records or data; or

3. economic consequential damages (including lost profits or savings) or incidental damages, even if we are informed of their possibility.

Your Liability

In addition to damages for which you are liable under law and the terms of this Agreement, you will indemnify us for claims by others made against us (particularly regarding statements, representations, or warranties not authorized by us) arising out of your conduct under this Agreement or as a result of your relations with anyone else.

22. Trademarks

We will provide you with advertising guidelines for our logos, trade and service marks, trade names, emblems, and titles (collectively called "Trademarks"). We will notify you in writing of the title you are authorized to use. You may also use the IBM Business Partner emblem associated with that title. You may use the Trademarks only as described in the guidelines and only in association with the Products we approve you to market.

On our request, you agree to change or stop using any advertising or promotional material that does not comply (as we determine) with our guidelines or this Agreement. When this Agreement ends, you agree to promptly stop using our Trademarks. If you do not, you agree to pay any expenses and fees that we incur in getting you to stop.

You agree that any goodwill attaching to our Trademarks as a result of your use of them belongs to us. You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

23. No Property Rights

Your rights under this Agreement are not property rights and, Therefore, you cannot transfer them to anyone else or encumber them in any way. For example, you may not sell your authorization to market our Products or your right to use our Trademarks.

Z125-4800-08 11/95

In order to maintain flexibility in our relationships, we may change the terms of this Agreement by giving you one month's written notice. However, these changes are not retroactive. They apply as of the effective date we specify in the notice. If you do not accept a change, you must inform us in writing before its effective date. If you do so, any future change will not apply to you. However, if you sign a revised profile, then all prior changes become effective.

Otherwise, for a change to be valid, both of us must sign it. Additional or different terms in any order or written communication from you are void.

25. Ending the Agreement

This Agreement ends when terminated or when the contract period ends.

You may terminate this Agreement, with or without cause, on one month's written notice.

We may terminate this Agreement, with or without cause, on three months' written notice. If the termination is for cause, we may (at our discretion) allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice. However, certain acts or omissions are so serious as to warrant immediate termination. If you repudiate this Agreement, materially breach any of its terms, or make any material, misrepresentation to us, we may terminate this Agreement at any time, on written notice. Examples of a material breach are violation of our status-change terms, violation of our trademark terms, submission of a false warranty claim, unauthorized sale to a reseller, and failure to maintain Customer satisfaction. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

At the end of this Agreement, you agree to:

1. pay for or return to us, at our discretion, any Products for which you have not paid; and

2. allow us, at our discretion, to repurchase any other Products in your possession or control at the price you paid us, less any credits issued to you.

Products to be returned must be unused, in new condition, and in your inventory (or in transit from us) on the day this Agreement ends. We will inspect the Products and reserve the right to reject them. You agree to pay all shipping charges. Products returned to you under our money-back guarantee terms may be used and we pay their shipping charges.

At the end of this Agreement, you must immediately pay us all amounts due. We may offset any amounts due you against amounts due us or any of our subsidiaries. Any terms of this Agreement, which by their nature extend beyond the day this Agreement ends, remain in effect until fulfilled, and apply to respective successors and assignees.

We may permit you to continue to provide Products after this Agreement ends. If we do so, you agree to provide those Products under the terms of this Agreement.

26 Waiver of Noncompliance

Failure by either of us to insist on strict performance or to exercise a right when entitled, does not prevent us from doing so at a later time, either in relation to that default or any subsequent one.

                                 Page 14 or 15

Each of us may communicate with the other by electronic means. Therefore, you agree to utilize electronic communications with us, if and as we specify. In such case, both of us agree to the following for all electronic communications:

1. an identification code (called a "USERID") contained in an electronic document is legally sufficient to verify the sender's identity and the document's authenticity;

2. an electronic document that contains a USERID is a signed writing; and

3. an electronic document, or any computer printout of it, is an original when maintained in the normal course of business.

ELECTRONIC DATA INTERCHANGE

We may provide Electronic Data Interchange (called "EDI") Options to you. Electronic invoicing and electronic payment are examples of these Options. When using EDI Options, each of us agrees:

1. when a bank is involved, to pay our respective bank charges and to promptly notify the other of any changes to the bank payment process; and

2. to promptly notify the other of any changes to the technology, process, or information upon which the EDI transactions are based.

We will specify respective responsibilities for the EDI Option you choose.

28. Geographic Scope

All your rights and all our obligations are valid only in the United States and Puerto Rico.

29. Governing Law

The laws of the State of New York govern this Agreement.


Z125-4800-08   11/95            Page 15 of 15

Industry Remarketer Attachment

1. Value-Added Enhancement

You agree to market Products only with your value-added enhancement that we approve as part of an integrated solution for End Users. Certain Products we specify to you may not require a value-added enhancement. However, you may provide up to 25% of the personal computer system units, including associated features and options, in each transaction without such enhancement. If we withdraw approval of any such enhancement, we also withdraw your authorization as our industry remarketer with regard to that specific enhancement. You are responsible for your enhancement, (and we are not).

You agree to market Products only to End Users for whom your enhancement is the primary reason for acquiring Products (a sale without a required value-added enhancement is an additional example of a material breach). Unless we specify otherwise in writing, you will market only to such End Users who intend ongoing use of that enhancement as a significant part of their business operations. Your enhancement is not required to be the primary reason for acquiring upgrades to systems you have installed with your enhancement and where your enhancement is still in productive use. Upgrades include peripherals, programs and processor upgrades. However, your enhancement must be the primary reason for a processor upgrade requiring a processor serial number change. You agree to assist the End Users to achieve productive use of Products promptly after acquisition.

If we inform you in writing of a specific industry code, you agree to market only to End Users within that code. We may provide certain installation planning assistance. We provide Product support to you (and not to End Users).

You agree to:

1. provide facilities to demonstrate your enhancement;

2. verify the operation, and explain the functions and expected performance, of the Products and your enhancement to End Users;

3. provide support (such as documentation and technical assistance) for the Products, your enhancement and other products it requires; and

4. select, develope, procure, integrate, and install all elements of your enhancement and any updates to it.

2. Use of Agents

To assist you in the successful installation, and your ongoing End User support requirements for the Products you are approved to market as an Industry Remarketer-Mid-Range, you may contract for the necessary skills with IBM Authorized Business Partners, who may perform such activities directly for your End User. However, you are responsible for your End User's satisfaction with such installation and support activities. You agree to indemnify IBM from any liability for the activities performed by such parties. Additionally, you may select IBM to perform such activities. In that event, IBM assumes customer satisfaction responsibilities for its activities

We may allow you to use an agent to represent you for other activities. If so we will provide written guidelines to you.

3. Marketinq of Products

   You agree to:

   1. select Products that best meet the End Users' needs;

   2. order Products in sufficient time to be shipped during the contract period for them to count toward your minimum renewal criteria or any Commitment;

   3. receive Products (listed in the Industry Remarketer Exhibit) only at Authorized Locations or ship-to locations (including End Users' locations);

   4. inform the End Users, upon their request, of applicable courses that we provide and how to enroll in them:

   5. assist the End Users with the installation of Products; and

   6. if you are approved as an industry remarketer of mid-range computer Products, notify us within 10 days of the installation of Products.

   For Products listed in the Dealer Exhibit, you also agree to:

   1. market, support (including setup and test), and service them only at Authorized locations, or at End Users' locations; and

   2. receive and place them (and their maintenance parts) in inventory only at Authorized Locations or ship-to locations (and not at End Users' locations). Maintenance parts are only available for Machines listed in the Dealer Exhibit.

   For Products listed in the Dealer Exhibit which we announce as withdrawn from marketing, you may market them to resellers and to End Users without your value-added enhancement. However, you may not market withdrawn certified Products to resellers.

   When you market withdrawn Products to resellers you agree to:

   1. distribute Products fairly;

   2. require your resellers to retain the necessary records (such as sales and credit receipts);

   3. identify the resellers to us; and

   4. notify the resellers in writing that such Products are made available for marketing only in the United States and Puerto Rico.

4. Association with an Aggregator

   If you acquire IBM Personal System Products from an Aggregator, your Aggregator is authorized to set up and test those Products for you on your request. If the setup includes preloaded IBM Programs, you must ensure that the End User has agreed to the terms of the applicable license agreement prior to the preload.

If we authorize you as an industry remarketer of mid-range computer Products, we allow you to acquire certain of those Products which you are approved to market, for your own internal use within your remarketing operations only and not for any other use including End User productive use, even if such use is managed within your business enterprise. Your value-added enhancement is not required for such acquisitions. The Industry Remarketer Exhibit includes further details.

You may acquire Products for your internal use at your discount level at the time we ship the Products. You agree not to remarket such Products for 24 months from their Date of Installation. These Products do not count toward your minimum renewal criteria or any Commitment.

6. Prices and Price Changes for Industry Remarketer Exhibit Products

The following terms apply for Products listed in the Industry Remarketer
Exhibit.

A price decrease is effective on the date specified in our notice to you. We apply the associated discount to the decreased single-unit price for Products not yet shipped, provided you accept any related changes in terms. Otherwise, you may select 1) the decreased price without discount or 2) the discounted price available to you before the decrease.

Prices increases do not apply to you if we receive your order prior to the effective date of the increase and if we ship your order within six months of the date we receive it.

We may increase a recurring charge at any time. However, the effective date of the increase may not be less than 90 days from the date of our notice to you, and will be effective on the first day of the applicable invoice period specified in the notice.

Discounts

We provide a discount schedule for Products listed in the Industry Remarketer Exhibit. Some discount schedules have deeper discounts available when you agree to acquire, as applicable, 1) a specific quantity of Products from a specific Product Category, or 2) a minimum revenue amount as specified in the Exhibit. We call this your "Commitment". If you change your Commitment, you may subject to a higher or lower discount, as applicable. The discount applies only to Products acquired after the effective date of your Commitment change.

To determine your discounted price, we apply the applicable discount to the Products lowest single-unit price in effect between the date we receive your order and our date of shipment, if such shipment is within six months of our receipt of your order. For Products shipped beyond the six months period, the discount is applied to the single-unit price in effect on our date of shipment.

Unless we specify otherwise, discounts do not apply to Program upgrades, accessories, or field-installed Machine features, conversions, or upgrades.

If during our review of your compliance with this Agreement, we find you have materially breached the terms of our relationship, in addition to our rights under law and the terms of this Agreement, for the applicable transactions, you will refund the discount you received from us and reimburse us for all administrative expenses associated with our compliance review activity.

If you alter, defer, or cancel an order for Products and we incur expenses to re-work the Products, we will invoice you for the actual expenses incurred. For orders cancelled after shipment, the re-work charge is in addition to the inventory adjustment handling charge specified in the Industry Remarketer Exhibit.

8. Installation of Machine Features, Conversions, and Upgrades

For Machines listed in the Industry Remarketer Exhibit, we may require that Machine features, conversions, and upgrades be installed only on designated, serial-numbered Machines. You represent that you have the permission of the owner (if you are not the owner of the Machine) and any lien holders to 1) install features, conversions, and upgrades and 2) transfer removed parts to us.

Some of these transactions (called "Net-Priced" transactions) include associated replacement parts. We provide these parts on an exchange basis. All removed parts in a Net-Priced transaction become our property. Replacement parts assume the service status of the parts they replace. For a Net-Priced transaction, you or your Customer must allow us to install it within 30 days of its delivery and to recover the removed parts. Otherwise, we may terminate the transaction, and the feature, conversion, or upgrade must be returned to us at your expense.

9. IBM Industry Remarketer Exhibit Programs

You agree to have one license for each Program you provide to End Users, that is listed in the Industry Remarketer Exhibit. A Program which we provide to you at no charge and which is licensed for use with a Development System fulfills this requirement. You are responsible for copying and distributing the Programs you provide to End Users. On our request, you agree to also distribute documentation.

You agree to:

1. ensure that, when required, the applicable license agreement is signed by the End User and the completed supplement is issued (with a copy sent to us) before you copy and distribute the Program. Failure to provide us with the signed agreements promptly after they are signed is a material breach of this Agreement and cause for its immediate termination;

2. promptly notify us if you become aware of any violation (or threatened violation) of the license terms, and give us reasonable assistance in enforcing our rights;

3. promptly notify us if the End User provides you with any required notices under the license;

4. provide the End User with all Program Services we make available to you; and

5. copy and distribute to the End User any defect-correction information and subsequent Program releases we provide.

COPYING AIX PROGRAMS CONTAINING THIRD-PARTY CODE

If you are approved to market IBM RISC System/6000 AIX Programs containing third-party code, you may neither 1) delegate your right to copy these Programs nor 2) make copies that contain modifications you created from the use of UNIX(R) or OSF1(R) source code.

We do not grant you any rights to any trademarks of AT&T Technologies, Inc., UNIX System Laboratories, Inc., or any of their affiliates.

  You agree to:

    1. maintain accurate records of the number of copies made;

    2. provide us quarterly statements of the number of copies made in that calendar quarter; and

    3. annually, upon request, make all relevant records available for audit by us, AT&T Technologies, Inc., UNIX System Laboratories, Inc., and Open Software Foundation, Inc.(R).

PAYMENT

  The following are the bases on which we may require the amount payable for a Program to be paid:

    1. one-time;

    2. recurring (for example, a monthly license charge); or

    3. a combination of both (for example, an initial charge and an annual license charge).

  We will specify the amount and basis for the particular Program.

  Programs licensed to you on a recurring-charge basis are licensed for the period indicated in our invoice. You may market such Programs only on the same basis as licensed to you. You may not charge an End User a one-time charge for a Program you license from us on a recurring-charge basis. However, you may charge the End User whatever amount you wish for the recurring charge.

  (R) UNIX is a registered trademark of UNIX System Laboratories, Inc.
  (R) OSF/1 and Open Software Foundation are registered trademarks of Open Software Foundation, Inc.

10. DEVELOPMENT SYSTEMS

  We may allow you to acquire Products for use primarily in developing, testing, supporting, or demonstrating your value-added enhancement. We call these "Development System" Products. We may also approve you to acquire Products under these terms, for the exclusive use of development, support and testing your value-added enhancement. Such Products may not be used for demonstration purposes.

  If you have a Development System Product that is a Machine for which there is a field upgrade available, and you have acquired the maximum number of Development System Products vou may acquire for the contract period, you may acquire the field upgrade (but not a replacement Machine) as a Development System Product.

  You agree not to resell, lease, or transfer a Development System Product for 12 months from the Date of Installation of the Product (or its Machine upgrade).

  For a Development System Product listed in the Industry Remarketer Exhibit (other than Programs), we will specify either a Development System price or a Development System discount.

  We make Programs, and their upgrades if applicable, available to you at a 100 percent discount, for use on an authorized Development System. Certain Programs may require your payment of a fee. We will specify such Programs and their fee. You agree not to resell, lease or transfer Programs you acquire under these terms.

  System price.

  We will specify, in the applicable Exhibit, the maximum quantity of each Development System Product that you may acquire. If you are an industry remarketer of mid-range computer Products, you must have a Development System for each system type that you are approved to market.

  We will provide applicable Warranty and Program Services for Development System Products listed in the Industry Remarketer EXhibit. You are responsible for these Services for Development System Products listed in the Dealer Exhibit.

  Development System Products do not count toward your minimum renewal criteria or any Commitment. If you use a Development System Product in a manner that does not comply with these terms, we may charge you the difference between what you paid and the full price.

  You may not combine this offering with any other discount or allowance.

11. Preload of Programs

  For certain Machines specified in the applicable Exhibit, we will, on your request, preload Programs you select onto those on-order Machines.

  We will:

      1. send you a utility program and a kit containing blank tapes and instructions so you can provide us with tapes containing the programs selected for preload;

      2. make production copies of the tapes you send us, use those copies to load the Machine, and verify that the process is successfully completed;

      3. verify that the Machine is successfully delivered in a preloaded condition; and

      4. retain the tapes for at least three months following the shipment of the last Machine for Which preloading is ordered. You may request a shorter retention period in writing. At the end of that period, we will erase the programs from all tapes in our possession.

 You agree to:

      1.   have a license for each IBM Program for which you order preloading;

      2. ensure that the applicable license agreement is signed by the End User and the completed supplement is issued (with a copy sent to us). You must do this before we ship the Machine;

a. make as many copies as we may need to support the preload process, and

b. reproduce, in each copy, only those copyright notices that appear within the program;

4. provide us with programs and documentation according to the instructions that (accompany the kit we send to you. You agree to return the entire kit and utility program;

5. provide us with tapes at least four weeks before the scheduled shipment of the Machine for which you require preloading;

6. not send us any information that is confidential or proprietary to anyone;
   and

7. pay any applicable charges for preloading. Any discount that applies to the machine also applies to preload charges.

12. Trial Products

We may offer certain Products as "Trial Products." If you are approved for a Trial Product, you may provide it to End Users for evaluation purposes, or (if we agree) you may use it as part of a Development System. you may either return or retain a Trial Product. If you do not wish to retain it, you must notify us in writing before the end of the trial period. Otherwise, we will consider the Product to be retained.

We will list in an Addendum the specifics of a trial, such as trial period, Trial Products, and, if applicable, the End User. We reserve the right to withdraw a trial at any time.

If the End User is participating in the trial, you agree to ensure that we receive the applicable agreement signed by you and the End User. You agree to provide the End User with the necessary details of the trial.

We do not transfer title to Trial Products during the trial period. We will service and support them, and bear the risk of loss (except for theft or vandalism).

You agree:

1. to inform us of each Trial Product's location;

2. that the Product may not be moved to another location or altered, without our prior written approval. However, you may attach a non-lBM product or device to an IBM Machine without notice. You may not make any alteration or attachment that creates a safety hazard or renders maintenance of the Machine impractical;

3. to return, at the end of the trial period, all Products (including any copies of Programs) not retained. The Products should be returned unaltered and in the same condition as when delivered to you. Alternatively, for Programs, you may destroy all copies; and

4.   to furnish all labor for unpacking and packing.

If you retain a Trial Product, payment is due on the business day following the last day of the trial period. For a Machine, we transfer title to you and no longer bear the risk of loss as of that day. However, the warranty period begins on the Date of Installation.

13. Trade-In Machines

We may specify certain Machines as eligible for trade-in. We will list in an Addendum such items as the Machine you agree to purchase (called the "Replacement Machine") and the Machine you agree to return to us (called the "Replaced Machine"). When we accept a Replaced Machine, we give you credit towards the purchase from us of other, eligible Machines. You agree to ensure that the same End User who was using the Replaced Machine, acquires the Replacement Machine. A Trial Machine may qualify as a Replacement Machine.


For the Replaced Machine,
you agree to:

1. restore an IBM Machine to its unaltered condition;

2. have it in operating condition on the day before it is available for pickup;

3. furnish all labor for packing; and

4. ensure that title to it is free of any legal obligations or restrictions on the day it is picked up, unless the IBM Credit Corporation owns both the Replacement and Replaced Machines.

For the Replaced Machine, we will:

1. arrange for its pickup at your or the End User's location;

2. bear the risk of loss after it is picked up; and

3. pay normal transportation charges.

The credit we give is in addition to any other discount for which the Replacement Machine may be eligible. The Replacement Machine counts toward your Commitment, unless the Replaced Machine was previously counted toward that Commitment. You agree to pay the full amount due for the Replacement Machine. You may not reduce your payment in anticipation of receiving the credit.

If both Machines in a trade-in are used as part of a Development System, the Replaced Machine is not subject to Development System adjustment charges.

14.    Marketing of IBM Services for a Fee

We approve you to market, and will pay you a fee, for eligible Services you market 1) as our industry remarketer to End Users, or 2) as our managing industry remarketer, to resellers. You, or if you are a managing industry remarketer, your reseller, may market Services on any eligible machine in an account when 1) the End User to which the Service is marketed acquired your IBM approved value-added enhancement from you, or if you are a managing industry remarketer, from your reseller, and the enhancement is installed on one or more Machines you are approved to market, regardless of who marketed the Machine to the End User, or 2) you, or if you are a managing industry remarketer, your reseller, marketed a Machine to the End User under an IBM Business Partner relationship which did not require an IBM approved value-added enhancement.

Services may be marketed on eligible non-IBM machines regardless of whether an IBM approved value- added enhancement is installed on a Machine in the account.

We specify the eligible Services, and the percentages used to determine your fee, in an Exhibit.

We will not pay you the fee if the machine is already under the Service or if the Service had been terminated on the machine within the prior six months at the same account.

                          Industry Remarketer Exhibit

                        IBM Business Partner Agreement
                                                            Exhibit No.: RMKT-l8
                                                    Effective Date: June l, 1996

                                                            Page

 General Information                                          2
 Eligible Product Table                                       8
 IBM RISC System/6000
 Annual System Revenue Performance Discount Schedule          9
 RISC System/6000 Machines                                    9
 RISC System/6000 Licensed Programs                          10
 Value-Added Enhancement Qualifying Licensed Programs        12

 I B M AS/400
 Annual System Revenue Performance Discount Schedule         13
 AS/400 Machines                                             13
 AS/400 Licensed Programs                                    14
 System 35/38 Licensed Programs                              17
 AS/400 Advanced 36 Licensed Programs                        17
 Client Series Software                                      18
 Additional AS/400 Licensed Programs                         19

 IBM Point of Sale Products
 Annual System Revenue Performance Discount Schedule         20
 Point of Sale Machines                                      20
 Point of Sale Licensed Programs                             21
 IBM Network Integration Products                            22

IBM System/390
 Machines                                                    24
 IBM Customer Agreement Licensed Programs                    26
 IBM Finance Industry Licensed Programs                      29
 Complementary Products
 Displays, Storage Media                                     29
 Graphics Products, Finance Industry Products                30
 Miscellaneous Products                                      30
 IBM Printers, Uninterruptible Power Systems                 31
 RISC System/6000 Licensed Programs                          32

 AS/400 Licensed Programs                                  . 33
 Network Integration, Data Collection Licensed Programs      33

 IBM Storage Products                                        35

 IBM Service Offerings                                       37

General Information

Eligible Products

IBM Authorized Industry Remarketer, you are approved to market selected Product types. When you are approved for a Processor or Category, you are also approved for its associated peripherals and programs, unless otherwise noted. Selected Products require unique approval for authority to market. Please refer to the Eligible Product Table for details.

Price Reduction and Discount Increase Credits

Unless otherwise stated, the Price Reduction Credit (PRC) and Discount Increase Category 5 applies to all eligible Products listed in this Exhibit.

Category 5: Price Reduction and Discount Increase Credit--Applies to machine type/models and associated field installable features and model conversions shipped from IBM as MES orders.

For a product to qualify for the Price Reduction and Discount Increase Credit, the following criteria must be met:

 . The Product's Date of Installation must not have occurred as of the effective date of the price decrease.

 . The Product was not ordered for use in a Development system.

 . You must certify your inventory position to IBM in writing within 30 days of the effective date of the price or discount change.

IBM will determine the amount of the Credit by first establishing the total amount you paid for the Product, less any previously granted credit for price decreases or discount increases. From this number, IBM will subtract the amount which would be payable after the price decrease or discount increase as determined by your selection under the provisions of section 5 of the Industry Remarketer Attachment (Z125-4805). The result is your Price Reduction Credit.

Price Reduction Credit Categories 1, 2, and 3 are stated in the Dealer Exhibit and do not apply to Products listed in this Exhibit.

IBM LIcense Programs are not eligible for Price Reduction credits.

Products ordered for use in a Development System do not qualify for Price Reduction Credits.

Adjustments to discounts based on Annual System Revenue Performance, revenue, or volume attainment levels do not qualify for discount incentive protection.

Inventory Adjustment Categories

A) Hardware

The Inventory Adjustment Category for each product is identified in the "IAC" column of the Eligible Product Categories.

Category 5: 3-Month Look Back.

 . As a Category 5 Product, only machine type/models may be returned.

Category 6: 4-Month look back.

 . As a Category c Product, machine type/models and associated field installable features and model conversions shipped from IBM as MES orders may be returned.

Category 7: 4-Month look back.

 . As a Category 7 Product, only machine type/models may be returned.

Category 10: Prior Calendar Quarter

 . As a Category 10 Product, machine type/models and associated field installable features and model conversions shipped from IBM as MES orders may be returned. You may return up to 5% of the prior quarter's net billings for a product category free of Inventory Adjustment Charges, and an additional 5% of the prior quarter's net billings subject to a 3% handling charge. This limits your investor adjustment returns to a total of 10% of your prior quarter's net billings for a product category for Category 10 designated products. Aggregation across product categories to determine net billing is not allowed. Category 10 Products must be returned within 60 days of IBM's announcement of a Product's withdrawal from marketing. Rework charges do not apply to a Product returned as an inventory adjustment after shipment from IBM. Rework charges continue to apply for any charges incurred as a result of late cancellations, alterations, or reschedules that occur prior to the Product shipping.

In a given calendar month, the maximum number of units of a Product you may return to IBM is equal to the number of units of such Product shipped to you by IBM during the applicable Look Back Period, less any returns of the Product during that period. The Product being returned must have been shipped to you during the Look Back Period.

The amount of credit will be determined by IBM. The amount will be based on the amount you paid for the Product, including Adjustment Charges, less any amount paid you by IBM for any Price Reduction Credit applicable to the Product.

The number of units or the associated revenue amount of the returned product will be subtracted from your attainment during the Contract Period in which it is returned.

IBM License Programs shipped from IBM as PRE-LOADED on a processor may be returned under the Inventory Adjustment Provisions when the associated processor is also returned. The PRE-LOADED License Program is subject to the same Inventory Adjustment provisions as the processor on which it was shipped.

C) Inventory Adjustment Provision Exclusions

The following are NOT eligible for return under the Inventory Adjustment provisions:

-Products ordered for Development System use

-any Product which has had its Date of Installation

-non Pre-loaded IBM Licensed Programs.
Inventory Adjustment Categories 1, 2, and 3 are stated in the Dealer Exhibit and do not apply to Products listed in this Exhibit.

D) Inventory Adjustment Handling Charge

With the exception of Inventory Adjustment Category (IAC) 10 Products, all Hardware and pre-loaded IBM Licensed Programs are subject to a 5% handling charge.

For IAC 10 Products, returns up to 5% of the prior calendar quarter's net billing for all IAC 10 Products are not assessed a handling charge. IAC 10 returns that exceed 5% of the prior calendar quarter's net billing (for all IAC 10 Products) are assessed a 3% handling charge on the portion of the return in excess of the 5%.

Cancellation Charges: = 0%

Re-work Charges

Although Cancellation Charges are currently set at 0%, unless otherwise noted, Products and MESs included in this Exhibit are subject to re-work charges. The charges are Product specific and may be applicable when orders are altered, deferred or cancelled. Re-work charges are not eligible for a discount.

Licensed Internal Code

Products which contain Licensed Internal Code (LIC) are indicated with a "Y" in the "LIC" column of the Eligible Product Categories.

Remarketing to IBM

At our request, you may provide us new Products for resale to our customers. With each such transaction, we will notify you of any additional terms that apply.

Warranty Service Information

Warranty Service Category A

Machines included in this Exhibit are Warranty Service Category A machines unless specified otherwise in the Eligible Product Category. IBM does not authorize you to perform warranty service for Category A machines.

You will convey all, or the remaining portion of, the IBM Warranty Period for a Category A machine to the End User of the machine. You may only do so consistent with the terms and conditions of the applicable IBM Statement of Limited Warranty and Section 18 of the IBM Business Partner Agreement, Remarketer General Terms. For Machines included in this Exhibit, you must ensure that the End User understands and agrees to all applicable terms and conditions.

Warranty Service Category B

Selected machines included in this exhibit are Warranty Service Category B machines, and as such, remarketers may be authorized to perform Warranty Service on them. Those products which are Warranty Service Category B are indicated in the Eligible Product Category.

Customer Carry in Repair (CCR) Customer Carry in Exchange (CCE)

The following provisions apply to Machines on the Dealer Exhibit identified as CCR, CCR/CCE or CCE and for which you have IBM's approval to Market.

Warranty service which you provide for a machine must be consistent with the terms and conditions of the Agreement and the applicable IBM Statement of Limited Warranty. After you provide such service, IBM will, for selected Machines, reimburse you for labor and/or credit you for selected IBM parts, or exchange of such parts used by you. The selected Machines and the Reimbursement Schedules and selected parts are specified in the IBM Service Support Guide in effect at the time of such activity.

You agree to and will:

1. Provide warranty service under the terms of the applicable IBM Statement of Limited Warranty and its Warranty Exhibit, if any;

2. Validate all warranty claims presented to you;

3. Maintain the capability to provide warranty service according to the requirements and procedures specified in the IBM Service Support Guide; and

4. Submit a Waranty Reimbursement Request, if applicable, to claim (a) reimbursement for labor and/or b) credit for IBM parts or exchange of such parts, used by you in providing authorized warranty service for a Machine, all as specified in the IBM Service Support Guide.

IBM will:

1. Provide for each Machine, at no fee, either service training in a classroom or self-education materials for that purpose. IBM will provide classroom training at an IBM designated location. IBM will provide classroom training or self-eduction materials for the applicable minimum Number of Trained Personnel for each Authorized Location. IBM will specify the minimum Number in the applicable Addendum;

2. Provide, as part of service training, selected service materials;

3. Make available to you, for a fee, additional a) service training for service personnel, b) copies of service materials, and c) service materials not provided under the provisions of items (1) and (2) of this paragraph;

4. Sell you maintenance parts for your use in providing warranty service. The purchase prices of such parts will be as specified in the IBM Service Support Guide in effect at time of shipment of the parts;

5. Provide you with applicable warranty service and technical information for Machines as available; and/or

6. For selected machines, honor your valid claims for a) reimbursement for labor and/or b) IBM parts credits, or exchange of such parts, for parts used by you in providing authorized warranty service, all as specified in the IBM Service Support Guide.

IBM On-Site Repair (IOR)/IBM On-Site Exchange (IOE)

The following provisions apply to Machines on the Dealer Exhibit identified as IOR or IOE and for which you have IBM's approval to market

You may choose to assign the responsibility for warranty service to IBM, another remarketer/Authorized Personal System Servicer (Assignee). The Assignee must be authorized by IBM to provide warranty service for the Machine. The Assignee must agree with you to accept the responsibility to provide warranty service for each assigned Machine. You may choose to assign the responsibility for warranty service for all units of a machine type to IBM or an Authorized Personal System Servicer by specifying that choice in the Addendum or the Profile. Alternatively, you may, at the time of sale to the End User, choose to assign the responsibility for warranty service for an individual Machine to either IBM or an Assignee.

You must specify on the sales receipt for each assigned machine you market, the name and location of the party responsible for providing warranty service. If you fail to indicate an Assignee name or location on the sales receipt, or indicate an unauthorized name or location, you will be responsible for warranty service for that Machine.

If you have specified either IBM or an Assignee on a sales receipt, you must provide IBM or the Assignee, as applicable, with a copy of the sales receipt. Such sales receipt must specify the End User's name, the machine type/model and serial number, the date of sale, the date of delivery, and the Machine's installed-at location.

Your assignment of responsibility for warranty service does not relieve you of your responsibility for End User satisfaction. The responsibility for warranty service reverts to you, if the End User is not satisfied with the warranty service provided by your Assignee or if the Assignee loses its authorization to provide such warranty service. You may subsequently reassign such responsibility consistent with the provisions of this subsection. In such event, you are responsible to provide the End User and the new Assignee with written notice of the change.

????? assigned warranty service for all units of a machine type to IBM or an Authorized Personal System Servicer in the Profile, you will not be required to maintain the capability of providing warranty service for that machine type.

If you, as an Assignee, agree with another Dealer of Industry Remarketer (Assignor) to be responsible to provide warranty service for an assigned Machine marketed by the Assignor the provisions of this Section applicable to an Assignee apply to you. As an Assignee, you accept such responsibility for each Machine for which your name is specified on the End User's sales receipt. You may not reassign such responsibility. If, at a later date, the Assignor loses its IBM authorization for the Machine, you will have the additional responsibility for End User satisfaction.

Maximum Discount Provisions
When a maximum discount is indicated for a specific product, the total of all available discounts may not exceed the stated maximum discount.

Field Installed Features and Model Conversion Discount Provisions

Field installed features and model conversions for products included in this Exhibit may qualify for a discount percent and are so noted in the applicable Eligible product Categories. Field installed features and model conversion for those products that are not specifically identified as being eligible for a discount percent are available at the IBM Single Unit Price. When model conversions are available at a discount, the discount will be the same as the MES discount of the converted-to model, unless otherwise noted.
IBM Licensed Programs

Permission to Copy: The Industry Remarketer is granted permission to copy IBM Licensed Programs available under the terms of the IBM Customer Agreement and the IBM License Agreement for Programs and Licensed Internal Code that are included in this Exhibit unless otherwise noted.

Only IBM Licensed Programs acquired for development system installation are eligible for the IBM testing period.
Upgrade Charges: For IBM Licensed Programs included in this exhibit, you may order upgrades, where available, for your Development System and your end user's systems. Upgrades are available at the same discount as the installed licensed program for which the upgrade is being ordered unless otherwise specified in the eligible product category.

Licensed Program Upgrade orders are included in the calculation of Minimum Renewal Criteria as well as Annual System Revenue Performance unless otherwise noted in the Eligible Category.

Upgrades for purposes of this section are defined as Group to Group and any other field installable features available for the license.
When Version to Version upgrades to a licensed program are available, and are indentified in this exhibit as available for a discount, they are eligible for the same discount as an initial license order for the upgraded-to program. Products installed under the Monthly License Charge option are excluded from any Upgrade Discounts.
Process charges associated with IBM Licensed Programs are not eligible for a discount. Programs licensed under a Monthly License Charge (MLC) are not eligible for a discount, but may be eligible for a fee. Details are indicated in individual Program announcements.
For IBM Licensed Programs available with a Primary License Charge (PLC) and Annual License Charge (ALC), discounts, if any, apply only to the Primary License Charge. Annual License Charges may have unique industry Remarketer pricing available.

DEVELOPMENT SYSTEM PRODUCTS
---------------------------
Unless otherwise specified in this Exhibit or by IBM in writing, Industry Remarketers may obtain the quantity of Development System Products identified below for the Products they are approved to market within an Approved Processor Category for use in their Development System. If an Industry Remarketer has a Development System Product that is a Machine for which there is a field upgrade available and the remarketer has acquired the maximum quantity specified below, the remarketer may acquire the field upgrade (but not a replacement machine) as a Development System Product. The maximum number of products in other Categories that may be obtained for Development System use is the maximum specified by IBM that may be attached to each Development System type. Exceptions are noted in the Exhibit. The indicated quantities may be acquired during each 12-month contract period.


        PRODUCT                         QUANTITY

        RISC System/6000 Processors        5
        Power Parallel Processor           5
        AS/400 processors                  2
        System/390 Processors              1
        Finance Industry Processors        1
        Network Integration Products*      5
        Point of Sale Products*            10
        Storage Systems Products**         10

Remarketers may be acquire the quantities indicated for each MACHINE TYPE they are approved to market in these categories.

Remarketers authorized for the Storage Remarketer relationship may acquire up to 10 of the products they are approved to market.

IBM Licensed Programs are available for Development System installation at a 100% discount. One copy of each authorized licensed program is available for each Development System. Process or media charges associated with IBM LIcensed Programs are not eligible for a discount.

INTERNAL USE OF PRODUCTS
------------------------

Unless otherwise specified in this Exhibit or by IBM in writing, you may obtain Products from this Exhibit for internal use within your firm. The amount and types of Products that can be purchased will be governed by the following:

1. Internal use products are available to remarketers at the same discount as products acquired for resale.
2. The Remarketer Value-Added Enhancement need not be installed with the internal machines.
3. One license of each eligible licensed program authorized for the Remarketer approved mid-range processor category may be acquired.
4. Products must be retained for 24 months.
5. The IBM stated maximums of eligible I/O per system Type/Model may be acquired.
6. Internal use Products are only to be used in the industry Remarketer business.
7. Remarketer may only acquire, for internal use, Products that are listed in the IR Exhibit.
8. Products acquired for internal use do not count in determining any contract period attainment.

ADDITIONAL DISCOUNT INCENTIVES
------------------------------

Certain products included in this Exhibit may be eligible for additional discount incentives as defined by IBM. These additional discount incentives are in addition to the remarketing discount specified in this Exhibit. However, they may not, when combined, exceed any maximum discounts specified in this Exhibit.

 may change or withdraw additional discount incentive programs at any time.

INSTALLATION REQUIREMENTS
-------------------------

Products included in this Exhibit are identified as Installation by IBM (IBI) or Customer Set Up (CSU) in the "INST" column of the Eligible Product Categories.

End User Installation Reporting

END USER INSTALLATION INFORMATION MUST BE REPORTED TO IBM FOR ALL PRODUCTS INCLUDED IN THIS EXHIBIT AS DESCRIBED IN SECTION 3 OF THE INDUSTRY REMARKETER ATTACHMENT TO THE IBM BUSINESS PARTNER AGREEMENT.

Managing Industry Remarketer Product Availability

All Products included in the RISC System/6000 and AS/400 sections of this Exhibit, as well as associated Products included in the Complementary Products section, are available to Managing Industry Remarketers at the discounts indicated in this Exhibit, unless otherwise noted. Products that are available at the discounts specified in MIR Schedule "A" rather than the discounts in this Exhibit are identified by an "A" in the MIR columns of this Exhibit.


 Legend
 MIR    Where indicated with an "A" in this column, the Product is available at the discount specified in the MIR Schedule A.
 LIC    Products indicated with a "Y" in the LIC column require a License for
        Internal Code
 PRC    Price Reduction Credit Category
 IAC    Inventory Adjustment Category
 INST   Installation Requirement
 IBI    Installation by IBM
 CSU    Customer Set Up
 VAE    Value-Added Enhancement
 CERT   Certification Required
 NA     Products indicated with a "Y" in the NA column are eligible for export between the United States and Canada under the terms and conditions announced by IBM.

Remarketer Project Discount Guidelines

Industry Remarketers, System-Integrator Remarketers and Managing Industry Remarketers may be eligible for the IBM Project Discount in addition to their base discount identified in their Profile and this exhibit. The Project Discount is applicable to all products included in this exhibit. In addition, Industry Remarketers, System-Integrator Remarketers, and Managing Industry Remarketers approved to sell IBM networking products may be eligible for a Networking Products Project Discount in addition to their base discount.

1. IBM Project Discount

A Project is defined as an engagement by an IBM remarketer with a single End User Customer which results in IBM revenue from that remarketer of at least One Million Dollars for that specific End User engagement spanning a period of up to two years.

The Project Discount may be 1%, 3%, or 5% based on the total amount of IBM revenue (based on net billed amount) realized for products ordered directly from IBM for one "project." However, for any given Product, the sum of the remarketer's base discount and the project discount may not exceed 38%. Eligible products will be price protected for the term of the project, not to exceed two years from the start date of the project, at the IBM net price available to the remarketer at the date the first order is received by IBM for the first order for the project.

 . Project Discount Schedule

 --1% when IBM project revenues are equal to or greater than $1.0M, but less than $2.5M.
 --3% when IBM project revenues are equal to or greater than $2.5M, but less than $5.0M.
 --5% when IBM project revenues are equal to or greater than $5.0M.

All Current Discount Maximums indicated in this exhibit continue to apply.

The project discount is applicable for qualifying engagements for end user installations in OTHER than Federal Government Accounts.

Please refer to IBM announcement letter 595-035 dated May 9, 1995, for additional details.

2. IBM

Industry Remarketers, Systems-Integrator Remarketers, and Managing Industry Remarketers, approved to sell IBM networking products may be eligible for the IBM Project Discount for Networking Products in addition to their base discount.

A Project is defined as an engagement by one of IBM's remarketers with a single end user to develop, re-engineer, or migrate a well-defined business solution which results in IBM networking product revenue from that remarketer of $500K or more over a period of up to two years.
The Project Discount for Networking Products may be 3%, 5%, or 7%, based on the total amount of IBM revenue for networking products ordered directly from IBM for one project. For any given product, the sum of the remarketer's base discount and the earned Project Discount for Networking Products may not exceed 45%.

Networking Products Project Discount Schedule

 .  3% when IBM project revenues are equal to or greater than $500K, but less than 1.0M or
 .  5% when IBM project revenues are equal to or greater than $1.0M, but less than $2.0M, or
 .  7% when IBM project revenues are equal to or greater than $2.0M

Only IBM networking products ordered directly from IBM, which are remarketed for a project, count toward the Total IBM Networking Project Revenue. Products ordered through IBM Direct or IBM PC Direct on behalf of the end user, and products ordered from other remarketers, are excluded. THe project discount applies only to networking products included in the Industry Remarketer Exhibit Categories D, D1, and G2 (excluding the IBM 3174). The remarketer may aggregate IBM networking product revenue for adapter cards and 82xx LAN hubs not included in the Industry Remarketer Exhibit towards the revenue levels. However, these aggregation products are not eligible for the additional project discount.

The Networking Products Project Discount is applicable for qualifying engagements for end user installations OTHER than Federal Government Accounts.

All Current Discount Maximums indicated in this exhibit continue to apply.

Net prices for the specific project will be maintained from the time IBM receives the first order through the term of the project, not to exceed two years, unless the additional project discount is changed at the half-way review. IBM Single-Unit Purchase Price reductions that occur during the project period will be available to the remarketer.

Remarketers submitting a project discount request for IBM products can also utilize the IBM Networking Products Project Discount if the IBM networking revenue content exceeds the revenue levels described in this announcement. IBM Networking project revenue will aggregate towards the achievement of the total IBM product project revenue levels as described in Remarketer Announcement 595-035, dated May 9, 1995. If the project revenue IBM receives from the remarketer meets the IBM networking project revenue levels, the remarketer should submit two Project Discount Forms.

Please refer to IBM announcement letter, 595-097, dated October 10, 1995, for additional details.

IBM Printing Systems Company Printers
-------------------------------------

IBM Printing Systems Company Printers are automatically available to Industry Remarketers for marketing under the terms, conditions and discounts specified in the IBM Printing Systems Company Remarketer (PCR) Exhibit (Z125-5066). Please refer to the PCR Exhibit for specific details.

The printers from the IBM Printing Systems Company may be marketed to end users without the standard Value-Added Enhancement requirement.

Eligible Product Table: Categories by Processor Type

                                                      SYSTEM
                             SYSTEM TYPES             UNITS   ELIGIBLE PRODUCT CATEGORIES
                                                                        NETWORK
    PRODUCT     RISC SYSTEM        IBM POS                    GRAPHICS INTEGRATION STORAGE
   CATEGORIES      6000*   AS/400  PRODUCTS SYSTEM/390  PS/2  PRODUCTS  PRODUCTS   PRODUCTS
Primary              A       B       C         E                           D
                                     C1        E1
Complementary
Products:
Displays             G1      G1                G2                         G2
                     G2      G2
                  H2 S1 S5 H1 S1            H1 S1***                               S1 S4
Storage Products   H3 S2   H2 S2             H2 S2                                 S2 S5
                     S3      S4                                                      S3
                     S4
Graphics
Products             11                        11               11
Finance Ind.        J1*     J1*               J1*      J1*
Products
                     K1      K1                K1                         K1
Miscellaneous        K2      K2                K2                         K2
                     K5      K5                K5
Printers             K4      K4      K4        K4       K4
IBM Licensed         A       B       C         E2       F      N/A        D1         SS
Program              D1      B1      C2        F        Q                  M
Categories:          F       F                 O                           N
                     M       N                 Y                           O
                     O       O                                            SS
                     P       P
                     SS      X
                     X
                     Y

Miscellaneous IBM Licensed Program Categories:

 ??  Value-Added Enhancement Qualifying Licensed Programs   -A1
 *   Selected IBM Products may required unique approvals
 *** 9348 only

                              IBM RISC SYSTEM/6000

Products included in this section are available to IBM Authorized Industry Remarketers approved for the IBM RISC System/6000. Category A Products are eligible for the discounts identified in the RISC System/6000 Discount Schedule below. Individual remarketer's specific discounts are identified in their Industry Remarketer Profile. RISC System/6000 Industry Remarketers may so acquire Products from the Complementary Products section of this Exhibit in Categories D1, F, G1, G2, H2, H3, I1, J1, J2, K1, K , K4, K5, M, O, P, S1, S2,
S3, S4, S5, SS, X, and Y. Products acquired from this section, as well as Products acquired from the Complementary Products section, aggregate toward the RISC System/6000 Annual System Revenue Performance unless otherwise noted.

                                                        Hardware Development
Annual System Revenue Performance  Remarketing Discount       Discount
Entry (less than $500K)                    25%                  50%
$500,000 - 999,999                         30%                  50%
$1,000,000 - 1,499,999                     31%                  50%
$1,500,000 - 2,499,999                     32%                  50%
$2,500,000 - 4,999,999                     34%                  50%
$5,000,000 - 9,999,999                     35%                  50%
$10,000,000 - 14,999,999                   36%                  50%
$15,000,000 and over                       37%                  50%

Category A

Machines(/1/)

MES orders for machines included in this Category are available at a 35% discount.

  MACHINE
   TYPE                  DESCRIPTION                NA  MIR LIC IAC INST           NOTES
                                                                         * 7013 models J01 and
 6094(8)   Spaceball 3-D Input Device (Model 030)     Y   A   N   6 CSU  J30 are CSU.
                                                                         MES features and model
 7006      RISC System/6000 Graphic Workstation       Y   A   Y  10 CSU  conversions remain IBI.
                                                                         **The 0562 and 0463 are
                                                                         NOT eligible for Price
 7009      RISC System/6000 Compact Server            Y   A   Y  10 CSU  Reduction
                                                                           Protection and are not
                                                                         eligible for return to
 7011      POWERstation/POWERsvr                      Y   A   Y  10 CSU  IBM. The 7231
                                                                         is not eligible for
 7012      POWERstation/POWERsvr                      Y   A   Y  10 CSU  return to IBM.
 7013*     POWERstation/POWERsvr                      Y   A   Y  10 IBI
                                                                         (1) You are authorized
                                                                         to initially install
 7015(11)  POWER/SERVER                               Y   A   Y   6 IBI  your programs and
                                                                            related IBM Licensed
                                                                         Programs, at your
 7016      POWERstation                               N   A   Y   6 IBI  authorized
                                                                            location, on RISC
                                                                         System/6000 processors
 7024      RISC System/6000 Server                    Y   A   Y  10 CSU  subject to the
                                                                            provisions of Section
                                                                         17 on the IBM Business
 7025      RISC System/6000 Server                    Y   A   Y  10 CSU  Partner
                                                                            Agreement, Remarketer
 7030      RISC System/6000 Graphic Workstation       Y   A   Y  10 CSU  General Terms.
 7237**    RISC System/6000 Graphic Accelerator       Y   A   N  -- IBI
                                                                         (8) These Products are
                                                                         available for marketing
 7247      ThinkPad Power Series 820                  N   A   N  10 CSU  without the
                                                                             standard value-added
 7248(8)   RISC System/6000 43P PowerPC Workstation   Y   A   N  10 CSU  enhancement requirement.
 7249      ThinkPad Power Series 850                  N   A   N  10 CSU
                                                                         (9) Individual
                                                                         authorization is
 7250      Power GXT1000 Graphic Accelerator          Y   A   Y   6 IBI  required for IBM RISC
                                                                            System/6000
                                                                         remarketers to be
 7318      Serial Communications Network Server       Y   A   Y   6 CSU  eligible to market the
                                                                            IBM PowerParallel
                                                                         System Type 9076. This
 7319      Fiber Channel Switch/Adapter               Y   A   Y   6 IBI  Product is
                                                                            not eligible for the
 7596(10)  IBM Cross-Platform Server                  N  --   Y   c IBI  Project Discount.
 0463(6)** Software Customization/Factory             N  --   N  -- CSU
                                                                         (10)The 7596 is
                                                                         available at a single
            Installation Option                                          Remarketing Discount
                                                                            of 20% for both new
                                                                         machines and field
 0562(6)** Prestoserve                                N   A   N  -- CSU  installed
                                                                            features and model
 9076(9)   IBM PowerParallel System 2 (SP2)           Y   A   Y   6 IBI  conversions.
            Scalable Parallel Processor
                                                                         (11)The 7015 Model ROO
                                                                         System Rack is available
                                                                         in
                                                                            Category S5.

Note:

              Software Customization for
 (6) 0463-001 AIX/6000
              Prestoserve Factory
     0463-002 Installation Option
              CCS Software Package
     0463-SW1 Solutions
     0562-004 Prestoserve for AIX/6000

IBM Licensed Programs

 PROGRAM
 NUMBER          PROGRAM DESCRIPTION     NA  MIR                       NOTES
              AIXwindows
 5601-257(4)  Environment/6000            Y   A  * Maximum Remarketing Discounts:
              AIX Personal Computer
 5601-263*    Simulator/6000              Y   A  5601-263 Processor Categories D5 & E5 = 30%
 5601-457(7)  AIX XStation Manager        Y   A  5765-083 = 20%
              AIX Optimization
 5621-013     Subroutine Library/6000     N   A  5621-027 = 10%
 5621-027*    Resource License Manager    N   A
                                                   Permission to copy is
                                                   NOT granted for the
                                                   following Licensed
                                                   Programs:
              DB2 Client Application
 5622-129     Enabler/2                   N   A  5696-623
              IBM NetView FTP Client
 5622-242     for AIX                     Y  --  5696-624
              IBM Intelligent Miner
 5648-127     for AIX                     N   A  5696-735
              IBM Software Upgrade
              Protection Plan for AIX
 5692-ADV     and UNIX                    Y   A  5696-925
              IBM Realtime Interface
 5696-038     Co-Processor AIX            N   A  5765-083
 5696-523(7)  SDE Integrator/6000         N   A  5765-421
 5696-524(7)  SDE WorkBench/6000          Y   A  5765-423
 5696-551(7)  FORTRAN POWERbench          Y   A  5765-448
              AIX Performance
 5696-623(7)  Toolbox/6000                Y   A  5765-496
              AIX Performance
 5696-624(7)  Aide/6000                   Y   A  5756-526
              AIX HIPPI Driver
 5696-658(7)  Group/6000                  Y   A  5765-598
              AIX File Storage
 5696-708(7)  Facility/6000               Y   A  5765-599
              AIX Ultimedia
 5696-709     Services/6000               Y   A  5765-628
 5696-733(7)  C+ + POWERbench V2          N   A  5765-651
              AIX Distributed
 5696-735     SMIT/6000                   Y   A  5799-QQP
 5696-761(7)  COBOL POWERbench/6000       Y   A
 5696-868     IBM AIX X.25 V1.1           Y   A  + These IBM RISC System/6000 AIX Programs are
              IBM InfoCrafter for AIX
 5696-893(7)  V2                          Y  --  subject to unique terms and conditions. Please
              IBM InfoExplorer
 5696-898     Licensed Extension V1       Y  --  refer to the Industry Remarketer Attachment
 5696-899(7)  IBM Performance Aide V2     Y   A  (Z125-4805), Section 8, for details.
              IBM Performance Toolbox
 5696-900(7)  V2                          Y   A
              IBM Distributed SMIT for
 5696-902(7)  AIX V2.1                    Y   A  (3) Aggregation toward Annual System Revenue
              IBM AIX Windows Display
 5696-904     PostScript V1.1             Y   A  Performance does not apply.
              IBM Multimedia Services
 5696-906(7)  V2.1 for AIX                Y   A
              PEX and PHIGS V4.1 for
 5696-907(7)  AIX                         Y   A  (4) When ordered for installation on an IBM 9076,
              IBM Hypertext
              Information Base
 5696-919     Libraries V1                Y  --  this Product receives the same discount as the
 5696-923(7)  AIX HACMP/6000              Y   A  IBM 9076 processor.
 5696-925     MultiView Mascot            N   A
 5696-926     IBM AIXlink/X.25 V1.1       Y   A  (7) When Version to Version upgrades to a licensed
 5696-933(7)  HACMP for AIX V4            Y   A  program are available, they are eligible for the
              OpenGL and GL 3.2, V4.1
 5696-939(7)  for AIX                     Y   A  same discount as an initial license order for the
              IBM SNA Application
 5696-943     Access for AIX              Y   A  upgraded-to program.
              IBM SNA Client Access
 5696-944     for AIX                     Y   A
 5697-021(7)  IBM Netware for AIX         Y   A
 5697-024(3)  IBM Lan Server for AIX      Y   A
              IBM Wireless Network
 5697-204     Access Server               N   A
              Multimedia Server for
 5697-213     AIX                         Y  --
              AIXwindows Interface
 5756-027(7)  Composer/6000               N   A
 5756-030+(4) AIX For RISC System/6000    Y   A
 5765-001(7)  IBM AIX Direct Talk/6000    Y   A
              Numerical Control Post
              Processor Generator
 5765-003     Library/6000                N  --
              AIX X-Windows 3270
 5765-001(7)  Emulator/6000               Y   A
 5765-012     AIX APL 2/6000              Y   A
              AIX XL Fortran Runtime
 5765-019(7)  Environment/6000            Y   A
              IBM AIX Consumer
              Transaction
 5765-022     Definition/6000             N   A
 5765-042(7)  IBM AIX ESSL/6000           Y   A
              IGES Processor for AIX
 5765-083*    and UNIX                    N   A
 5765-091(7)  AIX Host Link/6000          N   A
              AIX Communications
 5765-092(7)  System/6000                 N   A
 5765-093(7)  AIX Tools/6000              N   A
              AIX Communications
 5765-094     Protocol Programs/6000      N   A
              AIX Data Collection
 5765-096     Device Support/6000         N   A
              AIX Entry Communications
 5765-097(7)  System/6000                 N   A
 5765-145(4)  IBM Loadleveler             Y   A

For Processor Group Information refer to Exhibit IBM RISC System/6000 Machines (Z125-8309).

IBM Licensed Programs

 Program Number Program Description        NA  MIR Notes
                AIX XL Fortran                     * Maximum Remarketing Discount:
 5765-176(7)    Compiler/6000              Y   A   5765-526=30%
                                                   ** Standard Remarketing Discount:
 5765-186       C Set + + for AIX/6000     Y   A   5765-496=30%
                                                   (3) Aggregation toward Annual
                AIX 5086 Connectivity              System Revenue Performance does
 5765-195       Enabler/6000 V1            N   A   not apply.
                                                   (4) When ordered for installation
                                                   on an IBM 9076, this Product
                                                   receives the same discount as IBM
 5765-198       IBM AIX Query/6000         N   A   9076 processor.
                                                   (5) Single Remarketer Discount
 5765-207(7)    IBM CMVC for AIX Systems   Y   A   for 5799-QQP=20%.
 5765-217       DB2 Client Application     N   A   (7) When version to Version
                Enabler/DOS                        upgrades to a licensed program
                                                   are available, they are eligible
                                                   for the same discount as an
                                                   initial license order for the
                                                   upgraded-to program.
 5765-218       DB2 Client Application     N   A
                Enabler/6000
                AIX XL Pascal
 5765-245       Compiler/6000              Y   A
 5765-247       IBM AIX SNA Server/6000
                V2                         N   A
                AIX 5080 Emulation         Y   A
 5765-249       Program/6000
 5765-261       IBM AIX SNA Gateway/6000
                V2                         N   A
 5765-266(7)    IBM AIX CallPath           Y   A
                Server/6000
                IBM AIX Async Terminal
                Server-Accelerator/6000
 5765-268       for Ethernet               Y   A
 5765-273       IBM Printing Systems
                Manager for AIX            N   A
                AIX Parallel System        Y   --
 5765-296       Support Program V1
 5765-315(7)    Wabi for AIX V2            Y   A
 5765-326       IBM Visualizer Query for   N   A
                AIX/6000
                DB2 Parallel Edition for
 5765-328       AIX/6000                   Y   --
 5765-382       IBM AIX NetBIOS and IPX
                and SPX Support/6000       Y   A
                IBM Parallel OSL for       Y   A
 5765-392       9076/SP2 and SP1 Systems
 5765-393(7)    IBM AIX Version 4.1        Y   A
 5765-398(7)    IBM 3270 Host Connection   N   A
                for AIX
 5765-400(7)    IBM UIM/X for AIX          Y   A
 5765-418       IBM Data Encryption        Y
                Standard Library
                Routines                       A
 5765-419       Desktop SNA for AIX        Y   A
 5765-421(7)    IBM C Set + + for AIX      Y   A
 5765-422(3,7)  IBM Parallel ESSL for      Y   A
                AIX V4
 5765-423       IBM C for AIX              Y   A
 5765-435       IBM NetView FTP Server
                for AIX                    Y   --
                IBM Recoverable Virtual    Y   A
 5765-444       Shared Disk for AIX
 5765-448       C Set + + for Solaris
                Operating System           N   A
 5765-449       IBM MERVA for AIX          N   --
                IBM Automatically
                Programmed Tool for AIX
 5765-496**(7)  (APt/WS)                   N   A
 5765-505(7)    Print Services Facility
                for AIX V2                 N   A
 5765-509(7)    Soft5080 for AIX V3        Y   A
 5765-526*(7)   IBM XL FORTRAN Runtime
                Environment for AIX        Y   A
 5765-528(7)    Soft 5080 for AIX V4       Y   A
                AIX Parallel System
 5765-529       Support Program V2         Y   --
 5765-541       IBM Printing Systems
                Manager GUI for AIX        N   A
 5765-542       IBM Soft 5080 for AIX V2   N   A
 5765-543(3,7)  Parallel Environemnt for
                AIX V2                     Y   A
 5765-544(3,7)  IBM PVME for AIX V2        Y   A
 5765-550(7)    IBM NetBIOS and IPX/SPX    Y   A
 5765-551       AIX HIPPI/6000             Y   A
 5765-552       Starworks for AIX V2       N   A
 5765-560(7)    5086 Connectivity
                Enabler for AIX V2         Y   A
 5765-582       SNA Server for AIX V3.1    Y   A
                IGES Doctor for AIX and
 5765-588       UNIX                       N   A
 5765-598(3)    IBM NWAYS Campus
                Manager-ATM for HP-UX V1   N   A
                IBM NWAYs Campus Manager   N   A
 5765-599(3)    Suite for HP-UX V1
 5765-603       ESCON Channel
                Connectivity               Y   A
 5765-604       Block Multiplexer          Y   A
                Channel
                Netscape Commerce Server
 5765-624       V1                         N   A
 5765-628(3)    IBM NWAYS Campus
                Manager-LAN for HP-UX V1   N   A
                IBM Internet Connection    N   A
 5765-638       Server for AIX
 5765-645       IBM Parallel ESSL for
                AIX V3                     N   A
 5765-651       Windows NT                 Y   A
                IBM Communications
 5765-652       Server for AIX V4          N   A
 5765-653(7)    Solaris V2 Desktop
                Operating System           Y   A
                IBM Performance Toolbox    N   A
 5765-654       for AIX V2
 5765-655       AIX V4                     N   A
 5765-659       Open GL and GL 3.2 for     N   A
                AIX
 5765-660       PEX and PHIGS for AIX      N   A
 5765-591       IBM Soft 5080
                Hostconnect for AIX        N   A
                IBM AIX Speech             Y   A
 5777-WCN       Client/6000
 5777-WCP       IBM Speech Client/2        Y   A
 5777-WCQ       IBM AIX Speech Server/2    Y   A
                7596 Distributed
 5799-QQP(5)    Resource Broker PS0156     N   N

Note: For Processor Group Information refer to Exhibit IBM RISC System/6000 Machines (Z125-8309).

Category A1

Value-Added Enhancement Qualifying Licensed Programs

The following IBM Licensed Programs are available to RISC System/6000 Industry
Remarketers who have been approved for   products as their Approved Value-Added
Enhancement. These Products are eligible for the discounts specified in this subsection and are aggregated toward the RISC System/6000 Annual System revenue Performance.

These products are available to MIRs when their IRA is approved for the Products as their VAE.

IBM Licensed Programs

  Program                                              Remarketing
  Number     Program Description                        Discount   MIR                     Notes
             Professional CADAM:                                       If a Program is offered under a Primary
                                                                       License Charge/Annual License Charge, the
5696-041*    View                                          38%     --  indicated discount applies only to the Primary
5696-138*    Drawing Mark-Up Facility                      38%     --  License Charge.
5696-706*    Variational Design System                     38%     --  Note: The 100% Development Discount is
5696-885*    Graphics Enabler                              38%     --    applicable to the OTC only.
5696-938*    MCX Translator                                38%     --
                                                                       * Permission to copy is not granted for this
5697-166(1)  Total Info and Plan Sys FM                    35%      A    program.
5697-258*    Hybrid Raster                                 38%     --
                                                                       (1) When Version to Version upgrades to a
5756-091*    3D Surface Design                             38%     --    licensed program are available, they are
5756-092*    Manufacturing System                          38%     --    eligible for the same discount as an initial
5756-093*    Machining Center                              38%     --    license order for the upgraded-to program.
5756-094*    Interactive Design                            38%     --
5756-095*    Access IUE                                    38%     --
5756-096*    Interactive Solids Design                     38%     --
5756-295*    CADEX: Intelligent Data Integrator            38%     --
5756-296*    MCAE Interfaces                               38%     --
5756-297*    AEC Schematics                                38%     --
5765-020     Numerical Control Post Processor              38%     --
              Generator/6000
5765-068     CAMkit/6000                                   38%     --
5765-474*    IBM 3D Interaction Accelerator                30%     --
             CATIA:
5626-CCD*    CADAM Drafting                                38%     --
5626-IUE*    CADAM IUE                                     38%     --
5626-MU2*    CATIA/CADAM 2D Mark and Annotation            38%     --
5626-MCX*    CATIA/CADAM MCX Translator                    38%     --
5626-RAS*    CATIA/CADAM Hybrid Raster                     38%     --
             IBM Architecture & Engineering Series:
5696-054(1)  Graphics Application                          35%      A
5696-055(1)  Rendering Application                         35%      A
5696-057(1)  HVAC Application                              35%      A
5696-060(1)  Structural Application                        35%      A
5696-061(1)  Piping Application                            35%      A
5765-227     Loadleveler to SUNOS SparCstation Systems     38%     --
5765-228     Loadleveler for Silicon Graphics, IRIX        38%     --
5765-287     Loadleveler for HP-UX Systems                 38%     --

Note: For Processor Group Information refer to Exhibit IBM RISC SYstem/6000 Machines (Z125-8309).

                                  IBM AS/400

Products included in this section are available to IBM Authorized Industry Remarketers approved for the IBM AS/400. Category B Products are eligible for the discounts identified in the AS/400 Discount Schedule below. Individual remarketer's specific discounts are identified in their Industry Remarketer Profile. AS/400 Industry Remarketers may also acquire Products from the Complementary Products section of this Exhibit in Categories F, G1, G2, G3, H1, H2, J1, J2, K1, K2, K4, K5, N, O, P, S1, S2, S4, ??? X. Products acquired from this section, as well as those acquired from the Complementary Products section, aggregate toward the Annual Revenue Performance unless otherwise noted.

                                                                 HARDWARE
                                  REMARKETING DISCOUNT     DEVELOPMENT DISCOUNT
ANNUAL SYSTEM REVENUE
PERFORMANCE                   9401 9402 9404 9406 I/O & SW   ALL PRODUCTS(1)
Entry (Less than $1,000,000)  15%  31%  29%  27%    28%            50%
$1,000,000 - 2,999,999        15%  33%  31%  29%    30%            50%
$3,000,000 and over           15%  35%  33%  31%    32%            50%

CATEGORY B

Machines

MES orders for Machines included in this Category are available at the Remarketing Discount indicated below and at the same Development Discount as the base machine on which it will be installed, unless otherwise noted.

                                                                 NOTES
                                                      * The 9402 Model 200,
                                                        Model 400, and Model
 MACHINE                                                40S are CSU. The 9402
  TYPE         DESCRIPTION       MES MIR LIC IAC INST   Models 236 and 436 are
                                                        available at a 22%
 9401    AS/400 Portable One     29% --   Y   6  CSU    discount for new ma-
 9402*   System Unit             29%  A   Y   6  IBI*   chine orders and a 29%
 9404    System Unit             29%  A   Y   6  IBI    discount for MES or-
 9406(3) System Unit             29%  A   Y   6  IBI    ders. The 9402 Model
 5299**  Terminal                30%  A   N   5  CSU    236 is available for
          Multiconnector Model                          marketing without the
          003                                           standard Value-Added
 9331    Diskette Unit           30%  A   N   7  IBI    Enhancement require-
 9337(2) Disk Array Subsystem    30%  A   Y   7  IBI    ment.
 9480    AS/400 Wireless LAN     30%  A   N   6  CSU
          Access Points
 2482    AS/400 Wireless         30%  A   Y   6  CSU
          Portable Transaction
          Computer (PTC)
 2483    AS/400 Integrated       30%  A   Y   6  CSU
          Laser PTC
 2484    AS/400 Industrial PTC   30%  A   Y   6  CSU
 2486    AS/400 Wireless Data    30%  A   N   7  CSU
          Collection Portable
          Transaction Computer

                                                      ** 5299 Development Sys-
                                                         tem Products avail-
                                                         able via Special Bid

Note: You are authorized to initially install your programs and related IBM Licensed Programs on the AS/400, at your authorized location, subject to the provisions of Section 17 of the IBM Business Partner Agreement, Remarketer General Terms.

(1) Development System Discounts for AS/400 Processors (any models not listed are available at a 50% Development Discount). The Development System Discount for a model conversion will be the same as the discount percent associated with the converted-to-model. Exception approval is required for eligibility to order 9406 Models 320, 53S, and 530 as development systems.

   PROCESSOR                         DISCOUNT  %
   9401 P03                          Remarketers may acquire up to ten 9401 Model P03's for
                                     Development System use each contract period.
   9406 F60, F70, F80, F90, F95, F97 35%
   9406 310, 320, 530, 53S           35%

(2) The 9337 is available at a 40% remarketing discount and 50% development discount. 9337 Models 040 (See Sales Manual) and 140 do not contain LIC. Industry Remarketers authorized for the 9406 may market the 9337 without the standard Value-Added Enhancement requirement.
(3) Maximum Remarketing discount for the 9406 Model 53S = 27%.

Licensed Programs

Version to Version upgrades to a licensed program are available, they are eligible for the same discount as an initial license order for the upgraded-to program.

   PROGRAM
    NUMBER                   PROGRAM DESCRIPTION                  MIR         NOTES
 5620-WCL**   Win400 for Clipper                                 A     ** Permission to
                                                                       copy is
                                                                       not granted for
                                                                       these licensed
                                                                       programs.
 5620-WIN**   Win400 Full Product                                A
 5636-PUB     AS/400 CD-ROM Collection Kit                       A
 5716-AF1     Advanced Function Printing Utilities for OS/400    A
 5716-BR1     Backup Recovery and Media Services for OS/400      A
 5716-CB1     Integrated Language Environment COBOL for OS/400   A
 5716-CF1     Point-of-Sale Communications Utility for OS/400    A
              Application Development ToolSet Client Server
 5716-CL1     for OS/400                                         A
 5716-CM1     Communications Utilities for OS/400                A
 5716-CP2     CallPath for OS/400                                A
 5716-CR1     Cryptographic Support for OS/400                   A
 5716-CX2     Integrated Language Environment C for OS/400       A
 5716-CX4     VisualAge C++ for OS/400                           A
 5716-DB1     System/38 Utilities for OS/400                     A
 5716-DCT     Language Dictionaries for OS/400                   A
 5716-DFH     CICS for OS/400                                    A
              DataPropagator Relational Capture and Apply for
 5716-DP1     OS/400                                             A
 5716-DS1     Business Graphics Utility for OS/400               A
 5716-ES1     System View OMEGAMON Services/400                  A
 5716-FNT     Advanced Function Printing Fonts for OS/400        A
 5716-FN1     Advanced Function Printing DBCS Fonts for OS/400   A
 5716-FS1     OSI File Services for OS/400                       A
 5716-JS1     Job Scheduler for OS/400                           A
 5716-MG1     SystemView Managed System Services for OS/400      A
 5716-MQ1     MQSeries for OS/400                                A
 5716-MS1     OSI Message Services for OS/400                    A
 5716-MW1     ManageWare for OS/400                              A
 5716-OS1     OSI Communication Subsystem for OS/400             A
 5716-PD1     Application Program Driver for OS/400              A
 5716-PT1     Performance Tools for OS/400                       A
 5716-PW1     Application Development ToolSet for OS/400         A
 5716-QU1     Query for OS/400                                   A
 5716-RG1     Integrated Language Environment RPG for OS/400     A
 5716-SM1     SystemView System Manager for OS/400               A
 5716-SS1     Operating System/400 V3R6                          A
 5716-STK     SOMobjects Developer ToolKit for OS/400            A
              DB2 Query Manager and SQL Development Kit for
 5716-ST1     OS/400                                             A
 5716-SV1     ADSTAR Distributed Storage Manager for OS/400      A
 5716-UB1     Ultimedia Business Conferencing for OS/400         A
 5716-US1     Client Access Ultimedia Tools for OS/400           A
 5716-VG1     VisualGen Host Services for OS/400                 A
 5716-WP1     OfficeVision for Os/400                            A
 5716-XA1     Client Access                                      A
 5716-XZ1     LAN Server for OS/400                              A
 5733-CSM**   BrioQuery Designer--Macintosh V3                   A
 5733-CSN**   BrioQuery Explorer--Macintosh V3                   A
 5733-CLP**   BrioQuery Navigator--Macintosh V3                  A
 5733-CSQ**   BrioQuery Designer--Windows V3                     A
 5733-CSV**   BrioQuery Explorer--Windows V3                     A
 5733-CSW**   BrioQuery Navigator--Windows V3                    A
 5733-CS8**   DAL Server                                         A
 5733-080     IBM Application Dictionary/400                     A
              IBM Distributed Computing Environment Base
 5733-167     Services/400                                       A
              IBM Report/Data Archive & Retrieval System for
 5733-218     OS/400                                             -
              IBM Image Plus Workfolder Appl Facility V3 for
 5733-228     OS/400                                             A

NOTE: For Processor Group Information, refer to the Exhibit - IBM AS/400 Machines (Z125-4125).

IBM Licensed Programs (Continued)

                                                                        M
PROGRAM                                                                 I
 NUMBER                      PROGRAM DESCRIPTION                        R             NOTES
5763-     Advanced Function Printing Utilities/400                      A
AF1
5763-BA1  AS/400 Basic                                                  A
5763-BR1  Backup Recovery and Media Services/400                        A
5763-CB1  Integrated Language Environment COBOL/400                     A
5763-CD1  CoOperative Development Environment/400                       A
5763-CF1  Point-of-Sale Communications Utility/400                      A
5763-CL1  Application Development ToolSet Client Server/400             A
5763-CM1  Communications Utilities/400                                  A
5763-CP2  CallPath/400                                                  A
5763-CR1  Cryptographic Support/400                                     A
5763-CX2  Integrated Language Environment C/400                         A
5763-DB1  AS/400 System/38 Utilities                                    A
5763-DCT  Language Dictionaries/400                                     A
5763-DFH  CICS/400                                                      A
5763-DM1  SystemView Information Warehouse DataHub Support/400          A
5763-DP1  DataPropagator Relational Capture and Apply/400               A
5763-DS1  AS/400 Business Graphics Utility                              A
5763-ES1  SystemView OMEGAMOM Services/400                              A
5763-FNT  Advanced Function Printing Fonts/400                          A
5763-FN1  Advanced Function Printing DBCS Fonts/400                     A
5763-FS1  OSI File Services/400                                         A
5763-MC1  RM/COBOL-85 for the AS/400                                    A
5763-MG1  System Managed System Services/400                            A
5763-MQ1  Message Queue Manager/400                                     A
5763-MS1  OSI Message Services/400                                      A
5763-MW1  SystemView ManageWare/400                                     A
5763-OS1  OSI Communications Subsystem/400
5763-PD1  Application Program Driver/400                                A
5763-PL1  AS/400 PL/I                                                   A
5763-PS1  AS/400 Pascal                                                 A
5763-PT1  Performance Tools/400                                         A
5763-PW1  Application Development ToolSet/400                           A
5763-QU1  Query/400                                                     A
5763-RG1  Integrated Language Environment RPG/400                       A
5763-SM1  SystemView System Manager/400                                 A
5763-SS1  Operating System/400 V3                                       A
5763-ST1  DB2/400 Query Manager and SQL Development Kit                 A
5763-SV1  ADSTAR Distributed Storage Manager/400                        A
5763-UB1  Ultimedia Business Conferencing/400                           A
5763-UM1  Ultimedia Mail/400                                            A
5763-US1  Client Access/400 Ultimedia Tools                             A
5763-VG1  VisualGen Host Services for OS/400                            A
5763-VR1  AS/400 VRPG Client/2                                          A
5763-WP1  Office Vision/400                                             A
5763-XA1  Client Access/400 Family                                      A
5763-XZ1  LAN Server/400                                                A
5798-JS2  Job Scheduler for OS/400                                      A
5798-RYF  IBM Window Tool/400                                           A
5798-RYY  RadioPac/400                                                  A
5798-RYZ  PagerPac/400                                                  A
5798-RZJ  JustMail/400 V3
5798-RZK  Neural Network Utility/400                                    A
5798-RZT  Facsimile Support/400                                         A
5798-RZW  KnowledgeTool Runtime/400                                     A
5798-RZX  KnowledgeTool Development/400                                 A
5798-TAA  TCP/IP File Server Support/400                                A
5798-TAQ  JustMail for OS/400                                           A
5798-TBA  Neural Network Utility for OS/400                             A
5798-TBC  PagerPac for OS/400                                           A
5798-TBD  RadioPac for OS/400                                           A
5798-TBE  UNIX Connection Program for OS/400                            A
5798-TBF  Distributed Computing Environment Base Services for OS/400    A
5798-TBG  Netview FTP for OS/400                                        A
5798-TAT  KnowledgeTool Runtime for OS/400                              A
5798-TAW  KnowledgeTool Development TookKit for OS/400                  A
5798-TAY  Facsimile Support for OS/400                                  A
5798-TAZ  TCP/IP File Server Support for OS/400                         A

Note: For Processor Group Information, refer to the Exhibit--IBM AS/400 Machines (Z125-4125).

IBM Licensed Programs (Continued)

                                                   M
PROGRAM                                            I
 NUMBER            PROGRAM DESCRIPTION             R             NOTES
5799-DHP  SuperC Compare Utility/400               A
5799-DNP  System C/400 PRPQ                        A
5799-JS3  Job Scheduler for OS/400 PRPQ V2         A
5799-XCR  Preinstall Planning Manuals             --
5799-XDH  IBM Security ToolKit for OS/400 V2 R3    A
5799-XDJ  IBM Security ToolKit for OS/400 V3 R1    A
5799-XDK  IBM Security ToolKit for OS/400 V3 R6    A

Note: For Processor Group Information, refer to the Exhibit--IBM AS/400 Machines (Z125-4125).

IBM Licensed Programs (Continued)

                                                        M
PROGRAM                                                 I
 NUMBER              PROGRAM DESCRIPTION                R             NOTES
          IBM System 36/38 Licensed Programs
          S/36 Financial Transaction Processing        --
5668-883  System
5710-CAT  S/36 Computer Assisted Training 1.2          --
5714-MG1  S/38 Migration Aid                           --
5727-BR1  S/36 Business Report Applic. Devel. System   --
5727-MG1  S/36 Migration Aid                           --
5796-PZK  S/36 RM/COBOL Compiler & Runtime             --
5798-RPH  S/36 Fixed Asset Acctg. and Control System   --
5798-RPT  S/36 Strategic Profit Model II               --
5798-RPX  S/36 Retrieval/36                            --
5798-RRW  S/36 Electronic Spreadsheet                  --
5799-BKP  S/38 File Support Utilities for PC & XT      --
5799-BTZ  S/38 IBM System/38 Transfer Facility         --
5799-CGJ  S/36 IPDS Graphics/Text Merge PRPQ           --
5799-CGK  S/36 IPDS Advanced Functions PRPQ            --
5799-EYY  S/36 Consolidated Software Package           --
          S/36 Response Time Measurement Facility      --
5799-PAZ  PRPQ
5799-WYL  S/36 APPC Multiple LU Support PRPQ           --
          AS/400 Advanced 36 Licensed Programs
5716-ASM  Assembler and Macro Processor                 A
5716-BAS  BASIC                                         A
5716-BGU  Business Graphics Utility                     A
5716-CBL  COBOL                                         A
5716-DCN  DW/36 Language Dictionaries                   A
5716-DEM  3278 Device Emulation                         A
5716-DSU  Development Support Utilities                 A
5716-DWT  DisplayWrite/36                               A
5716-FOR  FORTRAN                                       A
5716-PK1  BasePac                                       A
5716-PK2  OfficePac                                     A
5716-QRY  Query/36                                      A
5716-RPG  RPG II                                        A
5716-SSP  System Support Program                        A
5716-UTL  Utilities                                     A
5716-PCS  Personal Computer Support/36                  A
5716-PSV  Personal Services/36                          A
5727-ASM  Assembler and Macro Processor                 A
5727-BAS  BASIC                                         A
5727-BGU  Business Graphics Utilities (BGU)             A
5727-CBL  COBOL Compiler and Library                    A
5727-DCT  DisplayWrite/36 Language Dictionary           A
5727-DEM  3278 Device Emulation                         A
5727-DSU  Development Support Utility (DSU)             A
5727-DWT  DisplayWrite/36                               A
5727-FOR  FORTRAN IV                                    A
5727-LAN  LAN Communications                            A
5727-PCS  PC Support/36                                 A
          BasePac/36 (includes SSP, UTL, RPG, QRY,      A
5727-PK1  and PCS)

Note: For Processor Group Information, refer to the Exhibit--IBM AS/400 Machines (Z125-4125).

IBM Licensed Programs (Continued)

Program Number                               Program Description MIR Notes
                AS/400 Advanced 36 Licensed Programs (Continued)
5727-PK2               OfficePac/36 (includes DWT, DCT, and PSV)   A
5727-PSV                                    Personal Services/36   A
5727-QRY                                                Query/36   A
5727-RPG                                                  RPG II   A
5727-SSP                            System Support Program (SSP)   A
5727-UTL                                               Utilities   A
5799-FQQ                      Response Time Measurement Facility   A
5799-FQR             Distributed System Node Executive (DSNX/ND)   A
5799-FQP                         IPDS Advanced Function Printing   A
5799-QFP                 Response Time Measurement Facility PRPQ   A
5799-QFQ        DSNX-ND (Distributed System Node Executive) PRPQ   A
5799-QFR                          X.25 Synchronous Autodial PRPQ   A
5799-QHK                    IPDS Advanced Function Printing PRPQ   A
                                          Client Series Software
5733-CSB                                          SNA*ps 5250 GC   A
5733-CSC                                          SNA*ps Gateway   A
5733-CS5                                         SNA*ps Emulator   A
5733-CS7                                              DAL Server   A
5733-CS9                                              DAL Client   A

Category B1

The following IBM Licensed Programs are available to AS/400 Industry Remarketers at the discounts specified below. These programs are aggregated toward the AS/400 Annual System Revenue Performance.

IBM Licensed Programs

                                                                 M
 PROGRAM                                           REMARKETING   I
  NUMBER             PROGRAM DESCRIPTION            DISCOUNT     R            NOTES
5620-       Real Vision Imaging Software               25%       A   *  Permission to copy is
ABL***                                                                  not granted for these
                                                                        programs.
5621-047    IWPM/2                                     25%      --   ** This product is a no-
5621-211    IWPM/DOS for Windows                       25%      --      charge PRPQ and is
5622-055    IBM Current--OfficeVision/400              35%      --      NOT available for a
5696-006    Workgroup                                  25%       A      discount. Permission
5696-024    AS/400 Intro to Data Communications        25%       A      to copy is not
            AS/400 System Using the System/36                           granted for this
            Environment                                                 program.
5696-025    AS/400 System for the Experienced                    A   *** One development copy
            System/38  Implementer                     25%               of 5620-ABL is
5696-026    AS/400 Control Language Programming        25%       A       available directly
5696-027    Workshop                                   25%       A       from Real Vision,
5696-029    AS/400 Interactive Program Design          25%       A       Inc. The 100%
5696-030    RPG/400 Interactive Programming            25%       A       development discount
5696-034    Workshop                                   25%       A       through IBM does not
5696-431    AS/400 Relational Data Base Design and              --       apply. Permission to
            Coding                                     25%               copy is not granted
            COBOL 400 Interactive Programming                            for this program.
            Workshop
             IBM Personalized Learning Series--
             OfficeVision/400  Implementation
5733-056    Manage/400 Course for AS/400               25%       A
5733-072    IDM Medical RecordPlus/400 V2              35%       A
5733-129    Discover Education OfficeVision/400        25%      --
             Support
5733-130    Discover Education OfficeVision/400
             Support Additional Topics                 25%      --
5733-131    Discover Education AS/400                  25%      --
             Implementation Series
5733-132    Discover Education OfficeVision/400        25%      --
             Support Series
5733-133    Discover Education AS/400 Education        25%      --
             Library
5733-141    IBM Discover Education RPG/400             25%      --
             Programming
5733-143    Getting Started with PC Support/400        25%      --
5733-144    IBM Discover Education PC Support/400      25%      --
5733-174    Discover Education Using Query/400         25%      --
5733-175    Discover Education AS/400 Basic CL         25%      --
             Programming
5733-176    Discover Education AS/400 Basic            25%      --
             Education Series
5733-177    Discover Education AS/400                  --       --
             Implementation Series
5733-178    Discover Education OfficeVision/400        25%      --
             Support Series
5733-179    Discover Education AS/400 Education        25%      --
             Library
5733-180    Discover Education AS/400 Facilities       25%      --
             Implementation
5733-181    Discover Education AS/400 Application
             Design and Development Tools              25%      --
5733-182    Discover Education OfficeVision/400        25%      --
             Support
5733-183    Discover Education OfficeVision/400
             Support--Additional Topics                25%      --
5733-184    Discover Education Using Query/400         25%      --
5733-185    Discover Education AS/400 Basic CL         25%      --
             Programming
5733-188    Discover Education AS/400
             Implementation for Entry Systems          25%      --
5733-204    Personalized Learning Series
             Structured Query Language/400             25%      --
             Programming Workshop
5733-205    Personalized Learning Series OS/400
             Structure, Tailoring, and Basic           25%      --
             Tuning
5733-206    Personalized Learning Series AS/400
             System Administration and Control         25%      --
5733-207    Personalized Learning Series AS/400
             System Operator Workshop                  25%      --
5733-208    Personalized Learning Series AS/400
             Advanced System Operator Workshop         25%      --
5733-210    Discover/Education AS/400 Overview         15%      --
5733-219    Discover Education AS/400
             Implementation and Operations Series      25%      --
5733-220    Discover Education COBOL/400 and
             SQL/400 Programming Series                25%      --
5733-221    Discover Education RPG/400 and SQL/400
             Programming Series                        25%      --
5733-222    Discover Education AS/400 Library          25%      --
5733-CLS*   Guidelines V3                              30%       A
5798-RYX    IBM Application Program Driver/400         35%      --
             V2R2
5799-XBK**  Optical Library Data Server                --       --
             Support/400
5799-XAY**  C/400 Library PRPQ                         --       --

Note: For Processor Group Information, refer to the Exhibit--IBM AS/400 Machines (Z125-4125).

IBM Point of Sale Products

Products included in this section are available to IBM Authorized Industry Remarketers approved for the IBM Point of Sale Products. Category C Products are eligible for the discounts identified in the Point of Sale Products Discount Schedule below: Individual remarketer's specific discounts are identified in their Industry Remarketer Profile. Industry Remarketers may also acquire Products from the Complementary Products section of this Exhibit in Category K4. Products acquired from this section, as well as Products acquired from the Complementary Products section, aggregate toward the Point of Sale Products Annual System Revenue Performance unless otherwise noted.

Enhanced Discount Opportunity for IBM Point of Sale Products

An additional 5% discount is available to authorized remarketers for the 4693, 4694, and 4695 Products when the end-user enterprise meets any of the following qualifications:

 . It is replacing non-IBM cash registers, POS, or PC Cash Drawers. . It is a first-time user of IBM POS.
 . It is ordering IBM POS after a hiatus of at least 24 months.

An additional 10% discount is available on the IBM 4690 Operating System, 4690 applications, and all related PRPQs on the Industry Remarketer Exhibit when the software is being installed with Products eligible for this program.

An additional 5% discount is available on IBM FoodService Application/DOS, IBM Retail Application/DOS, and the Retail Data Base Facility when these programs are being installed with qualifying hardware products eligible for this program.

This program for additional discount cannot be combined with the project discount, or any other discounts, credits, rebates, or bonuses.

When ordering Products eligible for the additional discount, the end user must be identified when the order is placed.

Products eligible for a 5% enhanced discount are indicated by (1).

Products eligible for a 10% enhanced discount are indicated by (2).

Category C

For Machines in this Section:

 . MES orders are available at the same discounts as the Base Machine.
 . Remarketers may acquire up to a maximum of six of each type they are approved to market for Development System Use.
 . Warranty Service Category B applies. Refer to the General Information section for details.

ANNUAL SYSTEM REVENUE                         HARDWARE DEVELOPMENT
PERFORMANCE              REMARKETING DISCOUNT       DISCOUNT
Entry (less than $500K)          29%                  50%
$500,000 - 1,999,999             31%                  50%
$2,000,000 - 4,999,999           33%                  50%
$5,000,000 and over              35%                  50%

Machines

MACHINE
 TYPE                    DESCRIPTION                  MIR LIC IAC INST                    NOTES
                                                                       (1) Products eligible for a 5% enhanced
4693(1)  Point of Sale Terminal                       --   N   6  CSU  discount.
4694(1)  Point of Sale Terminal                        A   N   6  CSU
4695(1)  Point of Sale Terminal                        A   N   6  CSU
4678     Complementary Retail & Distribution Products
         --Model A0X                                   A   N   6  CSU
         Telxon WS-4680/4690 Wireless Store System
         --Models C0X                                 --   N   6  CSU

                           IBM            (CONTINUED)

IBM Licensed Programs

  Program
  Number                        Program Description                                            Notes
5601-152(2)  IBM 4680 Store Management Applications                     Permission to copy is NOT granted for the following
                                                                        Licensed Programs:
5669-031     IBM 4680 General Sales Application V1, R1                    5799-DXY
5669-032     IBM 4680 Supermarket Application V1, R2                      5799-PHG
5669-212(2)  IBM 4680 Chain Drug Sales Application                        5799-PLG
5696-192(2)  IBM 4680 Basic Version 3                                   (1) Products eligible for a 5% enhanced discount.
5696-314     IBM Retail Workbench/2
5696-536(2)  IBM 4680 Supermarket Application V2                        (2) Products eligible for a 10% enhanced discount
5696-538(2)  IBM 4690 Operating System V1
5696-546(2)  IBM 4680 General Sales Application V2                      * These products are not eligible for a discount.
5764-064     TCP/IP
5799-CRC(2)  4680 Specialty Store Application
5799-DAP     4680 Full Menu Restaurant Application
5799-DCB(2)  Coupon Processing Enhancements
5799-DWR*    IBM 4680 Application Debugger
5799-DXY*    IBM 4684 SAA Source Code
5799-PHG*    4680 OS Tape Backup Feature
5799-PLG     4680 Remote Operator LAN Support
5799-PNH(2)  4680 Supermarket Electronic Mktg. Support
5799-QAQ(1)  StorePlace RDBF for AIX P85276
5799-QCJ(1)  IBM Food Service Application/DOS
5799-QJD     StorePlace Distributed Data Services for OS/2 RPQ P85421
5799-QKH(1)  StorePlace RDBF for OS/2 P85430
5799-QRL(1)  StorePlace RDBF for OS/400 P85482
5799-QRN(2)  IBM 4690 Touch Screen Terminal Support for 4690 OS P85492
5799-QRP(2)  IBM 4690 Touch Screen Terminal Support for 4690 DOS P85491
5799-QRQ(2)  IBM 4690 Enhanced Remote Operator P85489
5799-QRR(2)  IBM 4680 Enhanced Remote Operator P85490
5799-QTJ(2)  4680-4690 SA Full Screen P85496
5799-QWA(2)  OEM Optical Drive Support P85504

Category C1

Machines

For Machines in this section, MES orders are eligible for the same discounts as the base Products.

                                                              Hardware
 Machine                                         Remarketing Development
  Type                 Description                Discount    Discount   LIC IAC INST Notes
  2470   Wireless Data Collection Ethernet LAN       32%         50%      N   6  CSU
          Access Point
  2472   Wireless Data Collection Portable           32%         50%      N   6  CSU
          Transaction Computer (PTC)
  2473   Wireless Data Collection Integrated PTC     32%         50%      N   6  CSU
  2476   Wireless Data Collection Integrated PTC     15%         50%      N   6  CSU

Category C2

IBM Licensed Programs

   Program                           Program                          Remarketing
   Number                          Description                         Discount                     Notes
 5696-539(1) IBM Retail Application/DOS                                   50%      (1) Products eligible for a 5% enhanced
 5699-FPR(2) IBM Advanced Payment System for Chain Drug Sales             35%        discount.
 5799-FRN(2) IBM Advanced Payment System for Stand Beside Environment     35%
 5799-QPD(2) IBM Advanced Payment System for Supermarket                  35%      (2) Products eligible for a 10%
 5799-QNR(2) IBM Advanced Payment System for General Sales                35%        enhanced discount.

                        IBM Network Integration Products

Products included in this section are available to IBM Authorized Industry Remarketers approved as IBM Network Integration Remarketers. These Products are eligible for the discounts identified in the Network Integration Discount Schedules below. Network Integration Industry Remarketers may also acquire Products from the Complementary Products section of this Exhibit in categories G2, K1, K2, M, N, O, and SS.

Category D

Machines

MES orders for Machines included in this Category are eligible for the same discounts as the base Products.

                                                               Notes

 Machine                     Remarketing Development
 Type    Description         Discount    Discount    MIR LIC IAC  INST
 2210    NWAYS Multiprotocol 26%         50%         A   N   10   CSU
         Router
 2217    NWAYS Multiprotocol 25%         50%         --  N   10   CSU
         Concentrator
 2218    NWAYS Frame Relay   25%         50%         --  N   5    CSU
         Access Device
         (FRAD)
 6611    Network Processor
         --Model 12X         30%         50%         A   N   10   CSU
         --Model 14X, 17X    38%         50%         A   N   10   CSU
 8250    Multiprotocol       38%         50%         A   N   10   CSU
         Intelligent Hub
 8251    Campus LAN Switch   28%         28%         --  N   10   CSU
         RPQ 8Q1615
 8260*   Multiprotocol       38%         50%         A   N   10   CSU
         Intelligent
         Switching Hub
 8281    ATM LAN Bridge      38%         50%         A   N   10   CSU
 8282    TURBOWAYS           38%         50%         A   N   10   CSU
         Concentrator
 8285**  High Speed Inverse  35%         50%         A   N   10   CSU
         Multiplexor
 9741    NWAYS ATM Workgroup 38%         50%         A   N   10   CSU
         Switch

                                                               * Model
                                                                 upgrades are
                                                                 IBI.

                                                               ** The 8285
                                                                  Model 00P
                                                                  receives a
                                                                  10%
                                                                  remarketing
                                                                  and
                                                                  development
                                                                  discount.

Note: These Products may also be available under unique Project Discount terms and conditions. For additional details, see the Remarketer Project Discount Guidelines located in the General Information section of this Exhibit.

Program       Program                                      Remarking
 Number       Description                                   Discount  NA MIR Notes
                                                                             * Not available for
                                                                             copy/redistribution and
                                                                             may only be ordered pre-
                                                                             loaded on the IBM 6611
5648-016*(1)  Multiprotocol Network Program                      30%   N   Y Network Processor.
              Network Management Family
                                                                             (1)When Version to
                                                                             Version upgrades to a
                                                                             licensed program are
                                                                             available, they are
                                                                             eligible for the same
                                                                             discount as an initial
                                                                             license order for the
5621-107      AIX Net View Service Point                         35%   Y   A upgrade-to-program.
5696-905(1)   NetView Entry for AIX V3                           35%   Y   A
5696-728      NetView for Sun Solaris                            35%   Y   A
5696-731(1)   NetView for AIX V3                                 35%   Y   A
5765-215      NetView DM Agent for HP-UX                         35%   Y   A
5765-233      SNA Manager/6000                                   35%   Y   A
5765-234      SysMon for SUN Solaris                             35%   Y   A
5765-235      SysMon for HP-UX                                   35%   Y   A
5765-236      SysMon for Unix for NCR                            35%   Y   A
5765-251      LAN Network Manager for AIX                        35%   Y   A
5765-264      LAN NetView Mgmt Utilities/6000                    35%   Y   A
5765-265(1)   Trouble Ticket V3                                  35%   Y   A
5765-292      Rmonitor For AIX                                   35%   Y   A
5765-306      NetView DMA for SunOS                              35%   Y   A
5765-307      NetView DMA for Solaris                            35%   Y   A
5765-308      NetView DMA for Unix System V                      35%   Y   A
5765-343(1)   IBM AIX Router & Bridge Manager/6000               35%   N   A
5765-368      Nways Multiprotocol Routing Network Services       35%   Y   A
5765-410(1)   Systems Monitor for AIX V2                         35%   Y   A

IBM System/390

Products included in this section are available to IBM Authorized Industry Remarketers approved for the IBM System/390. These Products are eligible for the discounts identified in the System/390 Discount Schedules below. System/390 Industry Remarketers may also acquire Products from the Complementary Products
section of this Exhibit in Categories F, G2, G3, H1,   , J1, J2, K1, K2, K4,
K5, O, S2, and Y.

Category E

Machines (1)

MES orders for Machines included in this Category are available at the same discounts as the base machine.

 MACHINE                                           REMARKETING DEVELOPMENT
  TYPE                  DESCRIPTION                 DISCOUNT    DISCOUNT   LIC IAC INST NOTES
 9221    Processor: (2)(3)                             (2)         (2)      Y   5  IBI
 9672    System/390 Parallel Enterprise Servers(2)     (2)         (2)      Y   5  IBI
         --R1 and R2 Models
         --Models R53 and R63

Note

(1) On your request, we will pre-load programs onto your on-order IBM
System/390.
(2) The IBM 9221 and 9672 processors, including all model conversions, are available for remarketing and development system installation at a remarketer price rather than a discount off an IBM single unit price. Please contact your IBM marketing representative for pricing information.
(3) 9221 features, when ordered as part of the original machine configuration or as MES orders, are eligible for a 55% remarketing and 60% development discount off of the IBM Single Unit List Price for the features.

Category E1

Machines

MES orders for Machines included in this Category are available at the same discounts as the Base Machine unless otherwise indicated.

                                       Remarketing Development
 Machine Type       Description         Discount    Discount   LIC IAC INST         Notes
 3390         DASD                                                          * MES orders for
              - Models A9X, B9X(1)         60%         60%       N   5  IBI these machines
                                                                            are not eligible for
                                                                            a discount.
 3990*        Storage Controller-
              Model 006**                  76%         76%       Y   5  IBI
 9032         ESCON Director               30%         50%       N   5  IBI 3390-A94 contains LIC
 9034         ESCON Converter              30%         50%       N   5  IBI
 9035         ESCON Converter              30%         50%       N   5  IBI
 9341*        Storage Controller           25%         50%       Y   5  IBI ** 3990-006 MES
 9343*        Storage Controller           25%         50%       Y   5  IBI orders are
 9345*        DASD                         25%         50%       Y   5  IBI eligible for 25%
 9391         RAMAC Array Rack                                              Remarketing and
              -Model A10                   66%         66%       Y   5  IBI Development discount.
 9392         RAMAC Array Drawer
              -Model B13                   61%         61%       Y   5  IBI
              -Model B23                   71%         71%       Y   5  IBI
 9394(2)      RAMAC Array Controller
              -Models 001, 002, 003        72%         72%       Y   5  IBI
 9395         RAMAC Drawer Array
              -Model B13                   61%         61%       Y   5  IBI
              -Model B23                   66%         66%       Y   5  IBI
 9674(3)      Computing Facility
              Models C02, C03              -           -         Y   5  IBI

Note:

(1) 3390 Models A9X, B9X receive a 40% discount for both development and remarketing MES orders.

(2) Both Remarketing and Development MES orders are eligible for 40% discount.

(3) The IBM 9674 is available for remarketing and development system installation at a remarketer price rather than a discounted IBM single unit price. Please contact your IBM marketing representative for pricing information.

CATEGORY E2

IBM CUSTOMER AGREEMENT LICENSED PROGRAMS

DISCOUNT AND FEE PERCENTS FOR GRADUATED CHARGE LICENSED PROGRAMS

Processor Group       GOTC Discount           GMLC Fee           MSU             PSLC Fee
     10-18                 40%                  40%               N/A              N/A
     20-29                 35%                  35%               N/A              N/A
     30-38                 30%                  30-%              3-8              30%
      40                   25%                  25%              9-15              25%
      50                   20%                  20%              16-21             20%

IBM System/390 software which does not have Graduated One-Time Charge (GOTC), Graduated Monthly license Charge (GLMC), or Parallel Sysplex License Charge
(PSLC) pricing is available at a 30% discount or fee.
The above discount structure applies to GOTC pricing, while the fee structure applies to GMLC and PSLC pricing. The fee for PSLC is determined by the processors' MSU rating, where MSU is Millions of Service Units.
The processor group may be determined by referring to the Exhibit for IBM System/370 and System/390 Machines (Z125-3901). The processor MSU rating may be determined by referring to the Exhibit for Parallel Sysplex License Charges (Z125-5206). Both exhibits are available from your IBM representative.
In the following list of eligible Licensed Programs, charge type NG indicates programs which do not have graduated pricing and charge type G indicates programs which have graduated pricing.

      PROGRAM
 TYPE NUMBER   PROGRAM DESCRIPTION
 NG   5622-005 SAA ImagePlus Object
                Distribution Manager/2
 G    5622-267 DataPropagator Relational
                V1 HP-UX Support
 G    5645-001 OS/390
      5648-020 ADSTAR Distributed
                Storage Manager
      5648-031 Workstation Interactive
                Test Tool V2
 NG   5648-038 Software License Monitor
 NG   5648-039 LAN File Services/ESA
 G    5648-048 Report Management and
                Distribution System V2
 G    5648-061 Query Management Facility
                V3
 G    5648-063 ACF/NCP V7R3 for MVS and
                VM
 NG   5648-077 NTuneMON V1R2 for MVS/XA,
                MVS/ESA, VM/ESA
 G    5648-078 VisualGen Host Services
                V1.1
 NG   5648-089 NTuneNCP V1 R1
 G    5648-092 Application System
                Version 4
 G    5648-099 Data Interfile Transfer,
                Testing and Ops Utility
 G    5648-109 VisualLift for MVS, VSE,
                and VM
 G    5648-129 Client Input
                Output/Sockets
 NG   5654-007 Automated Network
                Operations for VM V1
 G    5654-009 Advanced Comm
                Function/System Support
                V4
 G    5654-010 VTAM V4 for VM/ESA and
                VSE/ESA
 G    5654-011 NetView Performance
                Monitor V2
 NG   5654-015 TIF VM/ESA
 G    5654-025 APPC Application Suite -
                VM
 NG   5654-026 VM/ESA SDO V2.1
                Modification Level 0
 G    5654-029 DITTO ESA for VM
 NG   5654-260 Environmental Record
                Edit/Print V3
 G    5655-HAL TCP/IPV3 R1 for MVS
 G    5655-OPT DFSMS Optimizer for
                MVS/ESA
 G    5655-002 Application Support
                Facility (ACF) V3
 G    5655-018 CICS/ESA V4
 G    5655-030 COBOL Productivity Suite
                MVS/ESA
 NG   5655-038 IMS/ESA Message Requeuer
                V2
 NG   5655-039 MERVA/ESA V3 MVS/CICS
 NG   5655-040 MERVA/ESA V3 MVS/IMS
 G    5655-041 ACF/SSP MVS V4
 G    5655-042 ISPF V4 R1 for MVS
 G    5655-043 NetView Performance
                Monitor V2
 G    5655-044 NETVIEW MultiSystem
                Manager MVS/ESA
 G    5655-047 DATABASE 2 PM for MVS V3
 NG   5655-056 BTLS 3494/95 Tape Lib
                Dataserver DFSMS/MVS
 ??   5655-057 BTLS 3494/95 Tape Lib
                Dataserver MVS/DFP V3
 ??   5655-064 OE DCE AS MVS/ESA V1
 NG   5655-065 BatchPipes/MVS
 NG   5655-067 Rediscovery/MVS

      PROGRAM
 TYPE NUMBER   PROGRAM DESCRIPTION
 G    5655-068 MVS/ESA SP JES2 V5
 G    5655-069 MVS/ESA SP JES3 V5
 NG   5655-071 Library Server for MVS/ESA
 NG   5655-072 Object Server for MVS/ESA
 G    5655-076 DataPropagator Relational Capture/MVS
 G    5655-084 Resource Management Facility V5
 NG   5655-085 IMS/ESA HDCX
 G    5655-086 REXX for CICS/ESA V1 Development System
 G    5655-087 REXX for CICS/ESA V1 Runtime
 G    5655-091 APPC Application Suite - MVS
 G    5655-102 DB2 PM for MVS V4
 G    5655-103 DITTO ESA for MVS
 NG   5655-104 S/390 OpenSystems Adopter Support Facility
 NG   5655-109 IMS/ESA DEDB Fast Recovery
 G    5655-131 C/C+ + For MVS/ESA V3
 NG   5655-257 Device Support FAC MVS/XA
 NG   5656-092 VSE/Online Test Executive Program SCP
 NG   5656-260 VES/Environmental Record Edit/Print V3
 G    5658-995 Inspect for C/370 & PL/I
 G    5660-29  COBOL II Compiter Facility
 G    5664-191 VMMAP
 G    5664-280 ACF/VTAM V2 - OS/VS2 (MVS)
 NG   5664-281 VM/SP PC File Transfer
 G    5664-289 ACF/SSP V3 for VM/SP, XA
 G    5664-307 Print Management Facility
 G    5664-322 Information/Management V3 VM
 G    5664-323 Information/System V3 VM
 G    5664-325 DFSORT/CMS
 G    5664-327 CMS Servers/Requestors
 G    5664-336 GDOM-REXX
 G    5665-XA3 MVS/DFP
 G    5665-264 MVS/BDT V2
 NG   5665-279 Basic Telecom Access MTHD/SP
 G    5665-289 ACF/VTAM for MVS/XA
 G    5665-290 DISOSS V3 MVS
 NG   5665-301 VPSS/XA
 NG   5665-311 3270PC File Transfer Program
 NG   5665-314 Advanced Communication Function TCAM
 G    5665-327 DFDSS
 NG   5665-333 NetView Performance Monitor MVS
 G    5665-338 ACF/SSA V3 for MVS
 G    5665-343 MVS CBIPO Drivers

IBM Customer Agreement Licensed Programs (Continued)

      Program                                                      Program
 Type Number   Program Description                            Type Number   Program Description
 NG   5665-345 SNA Application Monitor                        G    5684-137 VM Batch Facility V2
 NG   5665-348 IMSADF II V2                                   NG   5684-141 PSF/VM V2
                                                                            LAN Resource
 G    5665-356 GDDM/MVS                                       NG   5684-142 Extension/VM
 G    5665-366 SDF II MVS VI                                  G    5684-143 SearchMaster/370 VM
                                                                            Host Management
 G    5665-393 INFOREM III Base                               G    5684-157 Facility/VM
 G    5665-394 INFOREM III Allocation                         G    5684-160 CallUp V1 R3
 G    5665-396 TSO/E Servers/Requestors                       G    5684-164 EC Forms VM V2
 NG   5665-397 Service Level Reporter V3                      G    5684-168 IBM GDDM/VD V3
 G    5665-408 IMS/ESA DB Manager V3
 G    5665-409 IMS/ESA Trans Manager V3                       G    5685-DB2 Database 2 MVS V3
                                                                            SNA Network Super
 G    5665-461 Repositor Manager/MVS                          G    5685-003 Function
 G    5665-468 System Display & Search Facility               NG   5685-005 SNA Interconnection V1
                                                                            Expert System
 NG   5665-948 BASIC/MVS                                      NG   5685-006 Environment V3 (MVS)
                                                                            Expert System
                                                              NG   5685-007 Consultation/MVS
 G    5666-270 DISOSS/370 for VSE V3                          G    5685-010 KnowledgeTool V2 R1
 G    5666-280 ACF//VTAM V2 - DOS/VSE                         G    5685-012 IMS/ESA Database Manager
                                                                            IMS/ESA Transaction
 G    5666-318 PS/CICS-VSE VI                                 G    5685-013 Manager
 G    5666-322 ACF/SSP V3 VSE                                 G    5685-014 OSI/CS MVS/XA/ESA
 G    5666-325 IPDT VSE                                       G    5685-016 NetView DM for MVS
 G    5666-328 GDDM/VSE                                       G    5685-025 TSO/E V2
 G    5666-363 ACF/VTAM V3 for VSE                            G    5685-029 RMF V4
                                                              NG   5685-035 SNA Interconnect V2
 G    5668-717 VS PASCAL Library                              G    5685-036 DataInterchange/MVS R3
 NG   5668-719 X 25 NPSI V2                                   NG   5685-037 3890 XP MVS Support R2
                                                                            Network Design &
 G    5668-723 GDDM - IVU VI                                  NG   5685-045 Analysis V2
                                                                            Open Systems
 NG   5668-738 ACF/NCP 3745 & 3720 V2                         G    5685-046 Interconnection
 NG   5668-739 MPSX/370 V2                                    G    5685-051 ICFS/MVS
 NG   5668-753 Controller Resource Manager V2                 G    5685-083 CICS/ESA V3
 G    5668-757 Numerical Control Post Processor               G    5685-085 ACF/VTAM for MVS/ESA V3
 G    5668-767 VS PASCAL Compiler & Library                   G    5685-088 FASTService for MVS
 G    5668-801 GDDM Interactive MAP Definition V2             G    5685-093 IMA SYS U/B Tools V2
                                                                            Graphics Resource
 G    5668-802 GDDM -- GKS                                    G    5685-098 Monitor
                                                                            Display/Write/370
 G    5668-805 VS Fortran V2 Library                          G    5685-101 MVS/CICS
 G    5668-806 VS Fortran V2 Comp/Lib/Debug                   G    5685-105 geoManager
 G    5668-808 APPL Prototype Environment                     G    5685-106 OfficeVision/MVS Series
 G    5668-812 GDDM-PGF V2                                    G    5685-107 DispalyWrite/370 MVS/TSO
      5668-813 CSP/AD V3                                      G    5685-108 NetView FTP V2 For MVS
      5668-814 CSP/AE V3                                      G    5685-111 NetView V2 MVS/ESA
                                                                            Automated Operations
 NG   5668-854 ACF/NCP for 3725 V4                            G    5685-151 Control/MVS R4
 NG   5668-864 Fortran Language Conversion Program
                                                                            CICS VSAM Recovery/VSE
 G    5668-865 Data Communication Service                     G    5686-011 (CICSVR/VSE)
 G    5668-896 Application Prototype Environment              G    5686-013 NetView FTP V1 for VSE
 G    5668-909 OS PL/I V2 Compiler, Library, & ITF            NG   5686-018 CICS/Distributed Data
                                                                            Management (CICS/DDM) V1
                                                                            DisplayWrite/370 Under
 G    5668-910 OS PL/I V2 Compiler & Library                  G    5686-022 VS/CICS
 G    5668-911 OS PL/I V2 Library                             G    5686-026 CICS/VSE V2 R2
 NG   5668-948 Batch Terminal Simulator                       G    5686-028 VSE/SP Unique Code V5
                                                                            VSE/Advanced Functions
 G    5668-949 SMP/E for OS/VS2 (VMS) & OS/VS1                G    5686-032 V5
 NG   5668-951 Non-SNA Interconnection                        G    5686-033 VSE/POWER V5
 G    5668-958 VS COBOL II Compiler/Library/Debug V1          G    5686-034 VSE/Fast Copy V2
 NG   5668-963 Network Routing Facility                       G    5686-036 VSE/ICCF V3
 G    5668-978 Graphics Access Method/SP                      G    5686-037 VSE/VSAM V2
 G    5668-985 Host Command Facility V2                       NG   5686-040 PSF/VSE V2
 NG   5668-989 4700 Finance Communication System Host Support G    5686-041 VSE/DSNX V2 R1
 G    5668-996 BASIC                                          G    5686-048 CallPath CICS/VSE


      Program                                        Program
 Type Number   Program Description              Type Number   Program Description
                                                G    5686-055 NetView for VSE V2
 G    5684-001 NetView Performance Monitor/VM   G    5686-057 GDDM/VSE V3
 G    5684-017 NetView DM R1                    G    5686-058 REXX/VSE V1 R1
 NG   5684-025 SGML Translator DCF Edition      G    5686-064 ACF/SSP for VSE V4
 G    5684-026 BookManager Build -- VM          G    5686-065 VTAM V4 for VSE/ESA
                                                              VSE/ESA Central
 NG   5684-042 ICKDSF/VM                        G    5686-066 Functions V6
 G    5684-043 ISPF V3 for VM                   G    5686-067 LE for VSE V1
 G    5684-048 NetView FTP V1 for VM            G    5686-068 COBOL for VSE V1
 G    5684-057 Communications System/Vm         G    5686-069 PL/I for VSE V1
 G    5684-059 Host Link/VM                     G    5686-072 Alert for VSE
 G    5684-062 BookManager Read-VM              NG   5686-073 ADSM for VSE/ESA V1.2
 NG   5684-073 VMPRF                            G    5686-075 ASF For VSE V3
 G    5684-084 OfficeVision/VM                  G    5686-079 Alert for CICS-VSE
 G    5684-091 DisplayWrite/370 VM              G    5686-094 VSE/ESA V2
 G    5684-095 ACF/VTAM V3R4 VM/ESA
 G    5684-096 RSCS V3                          G    5688-008 ESCON Manager V1
                                                              Publishing System
 G    5684-112 VM/ESA                           NG   5688-015 BookMaster
                                                              Bar Code/Optical
 G    5684-113 Display Management System/CMS V2 NG   5688-021 Character Recognition
 G    5684-123 ISPF/PDF V3/VM                   G    5688-022 VS COBOL II R4
 G    5684-130 VMPAF                            G    5688-023 VS COBOL II C/L V1
                                                              Numerical Control
 G    5684-134 DFSORT/CMS V2                    G    5688-029 Toolkit
 G    5684-136 SQL Master                       G    5688-030 NCPG-XL
                                                NG   5688-035 NPSI V3
                                                G    5688-047 IGES Processor V2 R3

  Customer Agreement Licensed Programs (Continued)

      PROGRAM                                               PROGRAM
TYPE  NUMBER   PROGRAM DESCRIPTION                     TYPE NUMBER   PROGRAM DESCRIPTION
G     5688-052 DITTO VSE/VM V32                        NG   5695-169 NetView AutoBridge/MVS
G     5688-087 VS Fortran V2 Comp/Lib                  G    5695-171 Information/Management V6
G     5688-092 Industry Std Plotting CMDS              G    5695-176 IMS/ESA V5
G     5688-093 GDDM/Graphics V2                        G    5695-178 SystemView Automated Operations Network/MVS
G     5688-103 SQL/DS V3
NG    5688-113 GDDM OS/2 Link                          G    5696-234 High Level Assembler for MVS, VM & VSE
                                                                     CICS Transaction Affinities Utility MVS/ESA
G     5688-121 TPNS V3 R4                              NG   5696-582 V1 R1
G     5688-132 CSFI                                    NG   5696-583 NetView Remote Operations for AS/400
G     5688-137 Optimization Sub Library                G    5696-703 DataRefresher V1
G     5688-139 Target System Control Facility R2       G    5696-705 DataPropagator V2
G     5688-150 CSP/370 Runtime Services                G    5696-737 CSF/MVS & VM V3
NG    5688-153 ImagePlus HPTS Key Entry                G    5696-822 SOMobjects for MVS
NG    5688-154 HPTS Data Prep Workstation
NG    5688-155 ImagePlus HPTS Balancing Application    NG   5697-119 Hardware Configuration Manager
NG    5688-156 HPTS Work in Progress
NG    5688-157 HPTS Statement Application              NG   5706-028 4753 MVS Support Program
G     5688-168 DP Accounting Manager/MVS V1            G    5706-254 QMF/MVS V3
G     5688-169 GDQF                                    G    5706-255 QMF/VM V3
G     5688-187 C/370 Complier V2                       NG   5706-288 HPTS Application Library
G     5688-188 C/370 Library V2
G     5688-194 IBM Code/370                            NG   5734-F11 Check Processing Control System
NG    5688-195 CSP/2RS V1                              G    5734-LM5 PL/I Optimizing Transient Library
G     5688-197 SAA AD/Cycle COBOL/370
G     5688-198 Language Environment MVS & VM           G    5735-FAL TCP/IP V2/VM
NG    5688-205 CSP/2AD V1                              NG   5735-RC3 ACF/TCAM V2
G     5688-206 CSP/370RS V2                            NG   5735-XXB Emulation program
G     5688-216 SAA AD/Cycle C/370                      NG   5735-XX7 Network Terminal Option/NTO
G     5688-218 CSP/370AD V4
G     5688-224 Publishing System BrowseMaster V2       G    5740-RG1 OL/VS RPG II
G     5688-226 ESSL S/370                              G    5740-SM1 Data Facility Sort (DFSORT)
G     5688-228 APL2                                    NG   5740-XC5 Development Management System/CICS/VS V1 R5
G     5688-229 APL2 Application Environment            NG   5740-XXF DB/DC Data Dictionary OS/VS
NG    5688-231 ACF/NCP V6                              G    5740-XXH Resource Access Control Facility
G     5688-235 PL/I for MVS & VM V1 R1                 NG   5740-XY5 Programmed Cryptographic Facility
      5690-VSE VSE/ESA V2                              G    5746-CB1 DOS/VS COBOL Compiler & Library V1
                                                       G    5746-RC5 BTAM-ES for DOS/VSE V1
G     5695-DB2 Database 2 V4                           G    5746-RG1 DOS/VS RPG II V1
G     5695-DF1 DFSMS/MVS                               G    5746-SM2 DOS/VS Sort Merge V2
G     5695-007 OPC/ESA V1                              G    5746-SM3 DFSORT/VSE V3
G     5695-010 CICSVR MVS/ESA V2                       G    5746-XC5 VSE/OCCF V1
G     5695-013 IBM Complier for REXX/370               NG   5746-XE7 VSE/ACLR V1
G     5695-014 IBM Library for REXX/370                NG   5746-XXT SDF/CICS (DOS/VSE) V1
G     5695-015 Office Facsimile Application/MVS        G    5746-XX1 DL/1 DOS/VS V1
G     5695-036 NetView Access Services V2 for MVS
G     5695-039 RACF V2 R1 for MVS                      NG   5747-DS1 Stand Alone Device Support Facility
NG    5695-040 PSF/MVS
G     5695-041 SAA Image Plus FAF VMS/ESA              G    5748-AP1 VS APL R4
G     5695-042 SAA Image Plus ODM MVS/ESA              G    5748-XE4 VM/Directory Maintenance V1 R5
NG    5695-044 FFST/MVS                                NG   5748-XXE Document Library Facility R1
G     5695-045 BookManager Build/MVS                   G    5748-XX9 Document Composition Facility R4 Enhanced
G     5695-046 BookManager Read/MVS
G     5695-047 JES2 MVS/ESA V4.3                       NG   5750-ACD VSE/Enterprise Systems Architecture V1 R4
G     5695-048 JES3 MVS/ESA V4.3                       NG
G     5695-056 SAA AD/CYCLE Dictionary Services/MVS V1
G     5695-057 Automated Operations Expert/MVS         G    5756-051 NetView V2 for VM/ESA
NG    5695-061 CICS Application Migration Aid
                                                                     COBOL & CICS/VS Command Level Conversion
G     5695-070 Search Manager/370 CICS MVS             NG   5785-ABJ Aid
                                                       NG   5785-BAC JES/328X Print Facility V2


      PROGRAM                                          PROGRAM
TYPE  NUMBER   PROGRAM DESCRIPTION                TYPE NUMBER  PROGRAM DESCRIPTION
G     5695-072 Object Index Application
                                                       5787-   MQSeries for
G     5695-076 DataInterchange/MVS CICS           G    ECX     VSE/ESA V1
                                                       5787-   DISOSS Library
G     5695-077 DB2 Automated Utility Generator V2 NG   EDJ     Service Extended V3
                                                       5787-   MVS Migration
G     5695-080 IBM IA Facility MVS/ESA            NG   MVS     System
NG    5695-081 CICSPlex SM/ESA
                                                       5796-   VM Real Time
G     5695-083 CallPath Coordinator               G    PNA     Monitor
G     5695-086 DFRMM
                                                       5798-   Fortran Utilities
G     5695-089 CallPath CICS/MVS                  G    DFH     For VM/370
                                                       5798-
G     5695-100 MVS/DITTO V2                       G    DLL     DBEDIT VM/SP-CMS
                                                       5798-
G     5695-101 EDPM/MVS                           G    DMY     VM/FSF
                                                               Realtime
                                                       5798-   Monitor/System
NG    5695-105 SAA AD/Cycle FastRef/2             NG   DWD     Facility
                                                       5798-   COBOL Report Writer
G     5695-117 ACF/VTAM V4 MVS/ESA                NG   DYR     R4
                                                       5798-   COBOL Report Writer
NG    5695-123 LANRES/MVS                         NG   DZX     Library
                                                       5798-
NG    5695-129 CustomPac Utility                  G    FAP     DBRAD/VM
                                                       5798-   PROFS Retention
      5695-137 MQ Series for MVS/ESA V1.1.3       G    FBB     Management
      5695-166 DataHub Support/MVS
                                                       5799-   OV Enhanced
      5695-167 GDDM REXX/MVS V3                   NG   FFC     Calendar
                                                       5799-   RODM Tool
      5695-168 NQS/MVS V1                         NG   FFJ     Support/MVS V2

                    IBM Financed Industry Licensed Programs

Category F

IBM Finance Industry Licensed Programs

  Program                          Remarketing Development
  Number     Program Description    Discount    Discount            Notes
 5622-122* MERVA/2 V3              MLC         MLC         *Permission to copy is
                                                           not
 5622-127* MERVA Premium Support/2 MLC         MLC         granted for this
                                                           program.
 5622-128* MERVA Branch/2          MLC         MLC

                           IBM Complementary Products

IBM Complementary Products are available to IBM Authorized Industry Remarketers as indicated in the Eligible Product Table in the General Information Section of this Exhibit. Revenue for these Products aggregates toward the associated Annual System Revenue Performance unless otherwise indicated.

Displays

MES orders for Machines in this section are not eligible for a discount unless otherwise indicated.

                                 Remarketing Development
 Category   Eligible Products     Discount    Discount   MIR LIC IAC INST           Notes
 G1       7526 Data Collection   33%         50%         A   N   6   CSU  Revenue for these
          Terminal                                       A   N   6   CSU  Products does not
          7527 Data Collection                                            aggregate toward RISC
          Terminal                                                        System/6000 or AS/400
                                                                          Annual System Revenue
                                                                          Performance.
 G2       3172* Display Station  30%         50%         --  Y   5   IBI  Revenue for these
          Controller Model 003                                            Products does not
                                                                          aggregate toward RISC
                                                                          System/6000 Annual
                                                                          System
          3174** Display                                 --  Y   5   CSU  Revenue Performance.
          Station
          Controller
          --Model 12R, 64R       55%         55%
          --All other models     60%         60%
          Exclusion:                                                      *MES orders for the 3172
          The 3174 Model 95R                                              and 3174 are eligible
          and 90R                                                         for the same discount as
          which are available                                             the base machine.
          via the
          Dealer Exhibit
                                                                          **3174 Models 11R, 21H &
                                                                          21L are IBI.

Storage Media

MES orders for Machines in this section are eligible for the same discount as the Base Machine unless otherwise indicated.

                                 Remarketing Development
 Category   Eligible Products     Discount    Discount   NA  MIR LIC IAC INST               Notes
 H1       9336-025 Disk Unit     25%         25%         N   --  N   7   IBI
          Storage Unit
 H2       3490* Mag Tape                                 N   --  N   5   IBI    * These 3490 models are not
                                                                                eligible for an MES discount.
          -- Models A1X, A2X     40%         50%
          -- Models B2X, B4X     40%         50%
 H3       9291 Single            30%         50%         Y   --  --  6   IBI
          VoiceServer
          9295 Multiple          30%         30%         Y   --  --  6   IBI
          VoiceServer

GRAPHICS PRODUCTS

MES orders for Machines in this section are eligible for a 10% Remarketing Discount and 50% Development Discount.

          MACHINE                    REMARKETING DEVELOPMENT
 CATEGORY  TYPE   ELIGIBLE PRODUCTS   DISCOUNT    DISCOUNT   LIC IAC INST           NOTES
 -------- ------- ------------------ ----------- ----------- --- --- ---- ------------------------
    I1     5086   Graphics Processor     35%         50%      N   5  CSU  A maximum of four 5086
                                                                          machines for Development
                                                                          System use.

FINANCE INDUSTRY PRODUCTS

MES orders for Machines in this section are not eligible for a discount unless otherwise indicated.

          MACHINE                                REMARKETING DEVELOPMENT
 CATEGORY  TYPE         ELIGIBLE PRODUCTS         DISCOUNT    DISCOUNT   MIR LIC IAC INST          NOTES
 -------- ------- ------------------------------ ----------- ----------- --- --- --- ---- -----------------------
    J1     4707   Monochrome Display                 33%         50%     --   N   6  CSU  * 6527 Color Display is
                                                                                            not eligible for
                                                                                            return to IBM or for
                                                                                            Price Reduction
                                                                                            Protection.
           4712   Transaction Printer                33%                 --   N   6  CSU
           4722   Document Printer                   33%                 --   N   6  CSU
           4770   IJ Transaction Printer             25%                 --   N   6  CSU
           4772   Universal Finance Printer          33%                 --   N   6  CSU
           4777   Magnetic Stripe Devices            33%                 --   N   6  CSU
           4778   Pin Pad Magnetic Stripe Reader     33%                 --   N   6  CSU
           6527*  Color Display                      25%         50%     --   N  --  CSU

--------
Note: Unique approvals may be required to market these products.

MISCELLANEOUS PRODUCTS

MES orders for Machines in this section are not eligible for a discount unless otherwise indicated.

          MACHINE                               REMARKETING DEVELOPMENT
 CATEGORY  TYPE         ELIGIBLE PRODUCTS        DISCOUNT    DISCOUNT   LIC IAC INST         NOTES
 -------- ------- ----------------------------- ----------- ----------- --- --- ---- ---------------------
    K1     9309   Rack Enclosure Expansion Unit     15%         50%      N   5  IBI  * 6299 MES orders are
                                                                                       eligible for a 40%
                                                                                       remarketing
                                                                                       discount and a 50%
                                                                                       development
                                                                                       discount.
    K2     3299   Multiplexer HUB for               40%         50%      N   5  CSU
           6299*  Midrange Systems                  40%         50%      N   5  CSU

IBM Printers

MES orders for Machines in this Category are not eligible for a discount unless otherwise indicated.

          Machine                 Remarketing Development
 Category Type    Description     Discount    Discount    LIC IAC INST Notes
 K4       4037    SE Page Printer 12%         *           N   5   CSU  Revenue for these
                                                                       Products does not
                                                                       aggregate toward AS/400
                                                                       Annual System Revenue
                                                                       Performance.
                                                                       *Development System
                                                                       Products available via
                                                                       Special Bid

IBM Uninterruptible Power Systems

MES orders for Machines in this category are not eligible for a discount unless otherwise indicated.

          Machine                       Remarketing Development
 Category Type    Description           Discount    Discount    MIR LIC IAC INST Notes
 K5       9910*   Uninterruptible                               A   N   --  --   Revenue for these Products
                  Power Systems                                                  does not aggregate toward
                                                                                 Annual System Revenue
                                                                                 Performance.
                  Models:                                                        * This Product is not
                                                                                 eligible for Price
                  -- Bxx(1)             21%         *                            Reduction Protection, is not
                                                                                 eligible for
                  -- Exx(1)             21%         **                           contract period price
                                                                                 protection, and is
                  -- Uxx(1)             21%         **                           not eligible for return to
                                                                                 IBM.
                  -- B30, B50, B89, U33 15%         **                           **This Product is not
                                                                                 available at a
                  -- EP5, EP8, E80,     15%         **                           discount for Development
                                                                                 System
                                                                                 purposes.
                  -- EX3                20%         **

Note: (1) Except for models specifically listed at a different discount.

CATEGORY M

IBM RISC SYSTEM/6000 LICENSED PROGRAMS

                                                            REMARKETING
  PROGRAM   PROGRAM DESCRIPTION                              DISCOUNT   NA  MIR
   NUMBER   ---------------------------------------------   ----------- --- ---
 5601-260   IBM AIX 3270 Host Connection Program/6000           30%     Y   A
 5696-108   IBM AIX Infocrafter/6000                            30%     Y   A
 5696-236   Netware for AIX/6000 from IBM                       30%     Y   A
 5696-237   Encina Structured File Server for AIX/6000          40%     Y   A
 5696-238   Encina Peer to Peer Executive for AIX/6000          40%     Y   A
 5696-239   Encina Monitor for AIX/6000                         40%     Y   A
 5696-240   Encina Server for AIX/6000                          40%     Y   A
 5696-347   Encina Peer to Peer Gateway for AIX/6000            40%     Y   A
            Encina PPC Gateway with SyncPoint Level 2
 5696-930   Support                                             40%     Y   --
            Encina PPC Executive with SnycPoint Level 2
 5696-931   Support                                             40%     Y   --
 5697-195*  Encina Monitor Suite                                40%     Y   --
 5765-117   AIX DCE Base Services/6000                          40%     Y   A
 5765-118   AIX DCE Security Server/6000                        40%     Y   A
 5765-119   AIX DCE Cell Directory/6000                         40%     Y   A
 5765-120   DCE Global Directory Server/6000                    40%     Y   --
 5765-121   AIX DCE Enhanced Distributed File System/600        40%     Y   A
 5765-148   IBM AIX CICS/6000                                   40%     Y   A
 5765-152   IBM AIX Client for CICS/6000                        40%     Y   A
            IBM ProductManager for AIX - Product Change
 5765-191   Manager                                             25%     N   A
            IBM ProductManager for AIX - Product
 5765-192   Structure Manager                                   25%     N   A
            IBM ProductManager for AIX - Application
 5765-193   Services Manager                                    25%     N   A
 5765-232   CDE Threads/6000                                    40%     Y   --
 5765-259   CDE Global Directory Client/6000                    40%     Y   --
            IBM ProductManager for AIX Document Control
 5765-263   Manager                                             25%     N   A
 5765-316   Legato NetWorker for RISC System/6000               30%     N   A
            IBM ProductManager for Solaris 2.X Operating
 5765-337   System Product Change Manager                       25%     N   A
            IBM ProductManager for Solaris 2.X Operating
 5765-338   System Product Structure Manager                    25%     N   A
            IBM ProductManager for Solaris 2.X Operating
 5765-339   System Application Services Manager                 25%     N   A
            IBM Product Manager for HP-UX Operating
 5765-340   System Product Change Manager                       25%     N   A
            IBM Product Manager for HP-UX Operating
 5765-341   System Application Services Manager                 25%     N   A
            IBM Product Manager for HP-UX Operating
 5765-342   System Product Structure Manager                    25%     N   A
            IBM ProductManager for Solaris 2.X Operating
 5765-347   System Document Control Manager                     25%     N   A
            IBM Product Manager for HP-UX Operating
 5765-348   System Document Control Manager                     25%     N   A
 5765-381   IBM Job Scheduler for AIX                           30%     Y   --
 5765-427*  CICS SM for AIX V1                                  40%     Y   --
            IBM AIX Product Manager for Oracle7
 5765-440   Application Services Manager                        25%     N   A
            IBM AIX ProductManager for Oracle7 Product
 5765-441   Structure Manager                                   25%     N   A
            IBM AIX ProductManager for Oracle7 Product
 5765-442   Change Manager                                      25%     N   A
            IBM AIX ProductManager for Oracle7 Document
 5765-443   Control Manager                                     25%     N   A
 5765-456   DCE Manager for AIX                                 40%     Y   --
 5765-457   DCE NFS to DFS Auth Gateway for AIX                 40%     Y   --
 5765-458   Encina Monitor for AIX                              40%     Y   --
 5765-527*  Systemview for AIX                                  35%     Y   A
            Getting Started with DCE for Application
 5765-532   Developers                                          40%     Y   A
 5765-533*  DCE Security Services                               40%     Y   A
 5765-534*  DCE Cell Directory Services                         40%     Y   A
 5765-537*  DCE Enhanced Distributed File Systems               40%     Y   A
 5765-538   DCE User Data Masking Encryption Facility           40%     Y   A
 5765-540*  DCE NFS to DFS Authenticating Gateway               40%     Y   A
 5765-553*  CICS for AIX V2                                     40%     Y   --
 5765-554*  Encina Client                                       40%     Y   --
 5765-555*  Encina PPC Executive                                40%     Y   --
 5765-556*  Encina SFS                                          40%     Y   --
 5765-557*  Encina PPC Gateway                                  40%     Y   --
 5765-558*  Encina Server                                       40%     Y   --
 5765-559*  Encina Monitor                                      40%     Y   --
 5765-605** IBM Product Manager for AIX Operating System        25%     N   A
 5765-606** IBM ProductManager for HP-UX Operating System       25%     N   A
            IBM Product Manager for Sun Polaris 2.X
 5765-607** Operating System                                    25%     N   A
 5765-633** IBM CICS for SINIX                                  40%     N   A
 5799-FBC   NSL UniTree AIX/6000                                25%     N   --

Note:

 * When version-to-version upgrades are available, they are eligible for the same discount as an initial license order for the upgraded-to-program.
** Permission to copy is not granted for these programs.

CATEGORY N

IBM AS/400 LICENSED PROGRAMS

  PROGRAM                PROGRAM              REMARKETING
  NUMBER               DESCRIPTION             DISCOUNT   MIR               NOTES
-----------  -------------------------------- ----------- --- ---------------------------------
5696-032*    AS/400 Networking                    25%       A * Group to Group Upgrade Charges
                                                                for these Programs are NOT
                                                                eligible for a Discount
5730-082*    NetView File Transfer Program V1     25%       A ** Permission to copy is not
                                                                 granted for this program.
5733-196***  NetView FTP V3                       25%       A *** Aggregation toward Annual
                                                                  System Revenue Performance
                                                                  does not apply.
5787-EDA     MQSeries for OS/400                  28%       A
5799-FNH**   IBM Calmonth/400                     30%      --
5799-FNP     Application Blend for OS/400         30%      --

CATEGORY O

IBM NETWORK INTEGRATION LICENSED PROGRAMS

  PROGRAM                       PROGRAM                    REMARKETING
  NUMBER                      DESCRIPTION                   DISCOUNT                 NOTES
-----------  --------------------------------------------- ----------- ---------------------------------
5621-425(1)  IBM 3172 Interconnect Controller Program          30%     (1) When Version to Version
                                                                           upgrades to a licensed
                                                                           program are available, they
                                                                           are eligible for the same
                                                                           discount as an initial
                                                                           license order for the
                                                                           upgraded-to program
5696-865     IBM 3172 SNA Communications Program               30%
5697-196     IBM 3172 IP Channel Communications Program V1     20%
5697-259     IBM 3172 HPR Channel Connectivity Program         20%

CATEGORY P

IBM DATA COLLECTION LICENSED PROGRAMS

 PROGRAM                           PROGRAM                       REMARKETING
 NUMBER                          DESCRIPTION                      DISCOUNT                 NOTES
------------  -------------------------------------------------- ----------- ---------------------------------
5756-144*(1)  Data Collection Control/2                              40%       Revenue for these Programs does
                                                                               not aggregate toward RISC
                                                                               System/6000 or AS/400 Annual
                                                                               System Revenue Performance.
5756-145*     Data Collection for Distributed Automation Edition
5756-146*     7527 Extended Terminal Services                                  * Permission to copy is NOT
                                                                                 granted for these Programs.
5799-PZH*     AIX Data Collector/6000 (Buildtime)                              (1) When Version to Version
                                                                                   upgrades to a licensed
                                                                                   program are available, they
                                                                                   are eligible for the same
                                                                                   discount as an initial
                                                                                   license order for the
                                                                                   upgraded-to program.
5799-PYX*     AIX Data Collector/6000 (Runtime)

CATEGORY Q

Miscellaneous IBM Licensed Programs

 PROGRAM                                         REMARKETING
  NUMBER           PROGRAM DESCRIPTION            DISCOUNT   NOTES
 5621-326 ImagePlus VisualInfo Client for OS/2       35%
 5622-213 Object Server OS/2                         35%
 5655-036 Library Server for OS/2 Base               35%

CATEGORY X

IBM Licensed Programs available to both RISC System/6000 and AS/400 Remarketers

   PROGRAM                            REMARKETING
   NUMBER      PROGRAM DESCRIPTION     DISCOUNT   NA  MIR                    NOTES
 5621-159    SwitchServer/2               32%       N   A (1) When Version to Version upgrades to a
 5622-275(1) CallPath Server/2            32%       N   A licensed program are available, they are
             CallPath Developer's
 5622-276(1) ToolKit                      32%       N   A eligible for the same discount as an initial
 5798-RZB(1) Connection Program/400       30%       Y  -- license order for the upgraded-to program.

CATEGORY Y

IBM Licensed Programs available to IBM Authorized Industry Remarketers approved for Processor Categories A and E.

 PROGRAM                                    REMARKETING
  NUMBER        PROGRAM DESCRIPTION          DISCOUNT   MIR NOTES
 5648-129 IBM Client Input Output/Sockets       30%

                              IBM STORAGE PRODUCTS

These products are available to IBM Authorized Remarketers as indicated in the Eligible Product Table in the General Information Section of this Exhibit. When approved for Category S2 and S3 as a Storage Remarketer in the Industry Remarketer Profile, you are also approved for Products in Categories S1, S5, and SS.

When Products included in a Category will attach to multiple system types, only those models which will attach to your approved processor type are available to you.

When approved for these Storage Products, you are also approved for associated RISC System/6000 and AS/400 features required to attach these Storage Products to RISC System/6000 or AS/400 processors at the discount associated with those processor features.

Revenue for these Products aggregates toward Annual System Revenues Performance
(ASRP) unless otherwise indicated.

Storage Products are eligible for export between the United States and Canada only when they are exported in conjunction with the installation of a RISC System/6000 system.

CATEGORY S1.

MES Orders for machines in this section are eligible for the same discount as the base machine unless otherwise indicated.

MACHINE                               RMKT DEV
TYPE              DESCRIPTION         DISC DISC NA  VAE CERT MIR LIC IAC INST
9490       Mag Tape                               Y   N   N    A   N  10 IBI
           -Models CXX                35%  50%
           -Models E01, E11           35%  50%
           High Capacity
7027        Storage Drawer            35%  50%    N   N   N    A   N  10 IBI
7131       SCSI Multi-Storage Tower   35%  50%    Y   N   N    A   Y  10 CSU
           High Density SCSI
7134        Disk Subsystem            35%  50%    Y   N   N    A   Y  10 IBI
7137(/1/)  Disk Array Subsystem       35%  50%    Y   N   N    A   Y  10 IBI
           RISC System/6000
7202        Expansion Rack            35%  50%    N   N   N    A   N  10 IBI
7203       Portable Disk Drive        35%  50%    Y   N   N    A   N  10 CSU
7204       External Disk Drive        35%  50%    Y   N   N    A   N  10 CSU
7206       External 4mm Tape Drive    35%  50%    Y   N   N    A   N  10 CSU
7207       1/4" Catridge Tape Drive   35%  50%    Y   N   N    A   N  10 CSU
7208(/2/)  8mm Tape Drive             35%  50%    Y   N   N    A   N  10 CSU
7210       CD-ROM Drive               35%  50%    Y   N   N    A   N  10 CSU
7231       8mm Tape Library           35%  50%    Y   N   N    A   N  10 CSU
9332       4mm Tape Library           35%  50%    N   N   N    A   N  10 CSU
9348       Magnetic Tape Unit         35%  50%    N   N   N    A   N  10 IBI
9427       8mm Tape Cartridge Library 35%  50%    N   N   N    A   N  10 IBI

NOTE:

(1) 7137 Models 412, 413, and 414 are CSU.
(2) 7208 Models 012 and 234 are IBI.

CATEGORY S2

MES orders for machines in this section are eligible for the same discount as the base machine unless otherwise indicated.

MACHINE                                  RMKT DEV
TYPE               DESCRIPTION           DISC DISC NA  VAE CERT MIR LIC IAC INST
3494     Tape Library Dataserver         30%  50%    Y   Y   N    A   Y   6 IBI
3590     High Performance Tape Subsystem 30%  50%    Y   Y   N    A   N   6 IBI

CATEGORY S3

MES orders for machines in this section are eligible for the same discount as the base machine unless otherwise indicated.

 MACHINE                      RMKT DEV
 TYPE        DESCRIPTION      DISC DISC NA  VAE CERT MIR LIC IAC INST
 7133    SSA Disk Subsystem   35%  50%    Y   N   N    A   Y  10 IBI
 7135    RAIDiant Array       35%  50%    Y   N   N    A   Y  10 IBI

Category S4

MES orders for machines in this section are eligible for the same discount as the base machine unless otherwise indicated.

 Machine                   Rmkt Dev
  Type   Description       Disc Disc NA  VAE CERT MIR LIC IAC INST
 3995    Optical library   25%  50%   Y   N   N    A   N   6  IBI

Category

MES orders for machines in this section are eligible for the same discount as the base machine unless otherwise indicated.

 Machine                         Rmkt Dev
  Type   Description             Disc Disc NA  VAE CERT MIR LIC IAC INST
 7015*   System Rack Model ROO   35%  50%   Y   N   N    A   N   6  CSU

Note:
* The 7015 Model ROO is available for marketing without a Value-Added Enhancement when sold as an expansion rack to support additional external IBM storage products on RISC System/6000 processors.

Category S5

Storage Remarketers authorized for storage product categories S2, S3, or S4 are eligible to sell licensed programs listed in this section.

Remarketers are no longer required to obtain a development license for ADSM for AIX (5765-564). Remarketers are not required to copy and distribute this licensed program to their end users.

 Program                   Program                   Remarketing
  Number                 Description                  Discount   NA  MIR Notes
 5765-564 ADSTAR Distributed Storage Manager for AIX     20%      Y   A
 5765-637 IBM Network Tape Access and Central System     30%      Y   A
           (NetTape) for AIX
 5765-543 IBM NetTape Tape Library Connection            30%      Y   A

The service offerings listed below are available to IBM Authorized Industry Remarketers. Where appropriate, the applicable fee or discount is listed with the offering. The additional contract requirements that apply when a Remarketer acquires these savings at a discount for remarketing are contained in the attachments listed in the Signature Page for Services Attachments Remarketers (Z125-4238).

                                               INDUSTRY
                                 INDUSTRY     REMARKETER
    SERVICE OFFERING       MIR  REMARKETER  FEE PERCENT(1)
    ----------------       --- ------------ --------------
Maintenance
 Maintenance Service         A     N/A           20%
 Corporate Service Option
  (CSO)                      A     N/A           20%
 Mid-Range System Option
  (MSRO)                     A     N/A           20%
 Corporate Service Option
  for Remarketers (CSOR)   --     30%(2)         N/A
 Entry Systems Service for
  Remarketers (ESSR)       --     30%(2)         N/A
Continuing Support
 Support Family Services
  AS/400                   --      20%           20%
  AIX                      --      20%           20%
 Business Recovery Serv-
  ices (Monthly Charge)    --      30%           15%
 Business Recovery Serv-
  ices (One-time Charge)   --      30%           10%
 Customized Operational;
  Services
  ESCON Migration Services --      20%           20%
  SiteManager              --      20%           20%
Project Support(3)         --      20%           20%
 Customized Operational
  Services (4)
 Customized Operational
  Services Equipment       --      10%           20%
  Air Conditioners and
   Chillers                --      30%           20%
  Surge Suppressors
  Uninterruptible Power
   Supplies (UPS)          --
   Less than 3KVA          --      21%           20%
   3 to 18 KVA             --      15%           20%
   Greater than 18 KVA     --  Upon request      20%
  Liebert DataPAd**        --      25%           20%
 Systems Integration       --      N/A            6%
 Application Design & De-
  velopment                --      N/A            6%
 Other Services (Examples) --      20%           20%
  LAN Doctor Services
  SmoothStart
  SoftInstall

Notes:

(1) The fee percent is applied to the service's one-time or recurring charge that IBM invoices the end user. For a recurring charge, we apply the percent to 12 times the monthly charge.
(2) Eligible machines are listed in the Exhibit for Corporate Service Option for Remarketers (Z125-5437) and the Remarketer Exhibit for Entry Systems Service (Z125-4254), as applicable)
  Table of Quarterly Payments for CSOR and ESSR (based upon the amount of adjusted charges invoiced during the Quarter):

      PAYMENT        ADJUSTED
      PERCENT    CHARGES INVOICED
      -------   ------------------
        0%          $0-74,999
        2%        75,000-149,999
        4%        150,00-299,999
        8%      300,000 or greater

    Table of Semiannual Payments for Cluster Credit Under ESSR:
    Minimum Quantity of Qualifying Machines: 100

         QUANTITY OF
         QUALIFYING    CLUSTER CREDIT
          MACHINES        PERCENT
        -------------  --------------
        100-499             10%
        500-999             15%
        1,000 or more       20%

(3) Fees are paid on the total contract amount, including non-IBM products, but excluding services which the Remarketer performs as a subcontractor. Services offered by ISSC, EduQuest, and Education and Training are excluded.

(4) The fee percent or discount is applied to the Service's charge, excluding moving company charges.
**Company, product, or service name may be a trademark or service mark of others.

Dealer Exhibit
Overview

The Dealer Exhibit consists of Terms and Conditions specific to the Products and a listing of those Products, organized into sections by Product type. In order to provide you with the most current Product information, we will update the Product listing electronically. You may access it on PartnerLink through the Library function.


The following is an overview of the pricing and product information.

Part Number - This is the IBM number used for identifying the Product.

Description - This briefly identifies the Product. It may also include other significant information regarding the Product. The channels to which the Products are available are noted in this section.


Installation - The installation requirements, if any, for the Product will be reflected in the Installation (INST) column as a Customer Set Up (CSU) or IBM Installation (IBM).

Support Categories - This area will include Certified Product Category (CRT
PRD), Price Reduction (PRC RED) and Inventory Adjustment Category (INV ADJ) information as applicable for a Product.

Warranty - If applicable, the Warranty Type (TYPE) and the Warranty Period
(MOS) will be reflected in this area.

                             DEALER EXHIBIT TERMS
                                      of
                  IBM Business Partner Agreement - Remarketer



You may order Products listed in this Dealer Exhibit for which you are approved and, if applicable, certified by IBM to remarket.

TERMS AND CONDITIONS
This document is the Dealer Exhibit referenced in the IBM Business Partner Agreement for Remarketers.

Prices, Charges and Package Quantity are available on PartnerLink. We will provide you with written notice of price changes. The electronic file will be updated as changes are announced.

SCHEDULE PRICE
In order to acquire IBM Products directly from IBM, you must:

1. Provide IBM a single consolidated forecast representing all of your Authorized Locations:
2.  Accept shipments from IBM only at your Authorized or Designated Locations;
3.  Distribute Products to your Authorized Locations approved for such Products;
4.  Invoice such locations (as required) and pay on a consolidated basis; and
5. Demonstrate the ability to acquire and market $20 million worth of IBM Personal Computers, Features and Options, Visual Products, and/or Networking Systems Division (NSD) Products in each calendar year; or to acquire and market IBM Features and Options, Visual Products and/or Networking Systems Division (NSD) Products in each calendar year you must demonstrate the ability to acquire $2 million worth of these products.

Schedule Price Effective Date
If IBM determines that you are qualified, the Price Schedule will apply to Products purchased by you that are shipped immediately following the date you are approved. It is your responsibility to order and accept shipment of IBM Products directly from the IBM Personal Computer Company in the revenue amounts stated above. Your attainment of the revenue amounts stated above will be determined by totaling the actual price paid by you to IBM for purchases of the Products listed above and subtracting the amount of any inventory returns through March 31 of the next calendar year. To ensure attainment compliance, you must forecast adequate unit volumes and order from your forecast confirmation/allocation.

IBM reserves the right to modify the revenue amounts and the list of eligible Products. In the event of announcement of additional qualifying Products, such Products that are acquired by you will be counted towards your attainment.

Failure to meet Revenue Requirements
IBM reserves the right to review your attainment during the year to ensure that your purchases and sales are sufficient to maintain your eligibility to purchase IBM Products directly from IBM. Remarketers whose purchases and sales become insufficient to maintain eligibility will be given 90 days notification that they will no longer qualify to acquire Products directly from IBM.

FIXED FUNCTION DISPLAYS
All IBM remarketers may continue to purchase Fixed Function Displays directly from IBM under the following current pricing structure.

Transaction Price
Price based on a single order of package quantity or multiples of package quantity with a single shipment to a single Authorized Location.

Packaging Quantity (PQ)
The quantity of specific Products that are always shipped as a packaging entity. The PQ is billed at the Transaction Price.

Accommodation Price
Price based on a single order, with a single shipment to a single location, when the criteria for the Transaction Price is not achieved.

IBM PLA PROGRAMS
Price Level 1 and Level 2 License Charges
Level 1 license charges apply when the prior month's net billing for a single Customer Number is less than $10,000. Net billing is defined as the total value of invoices for eligible PLA programs/publications you acquired from IBM less any credits for returns of such Products and other billing adjustments during the prior month.

Level 2 license charges apply to a Customer Number when the prior month's net billing for that Customer Number is $10,000 or more for eligible PLA programs/publications. Billing CANNOT be aggregated across Customer Numbers for purposes of qualification for Level 2 License Charges.

SINGLE UNIT PRICE/ONE TIME LICENSE CHARGE
Single Unit Price (SUP) and One Time License Charge (OTLC) reflect the prices or license charges for single units of Product acquired from IBM and are subject to change without notice. These prices and license charges are for informational purposes only and shall not limit in any way your ability to set your own prices, charges and terms and conditions for Products.

PRICE REDUCTION CREDIT CATEGORIES
Full Inventory Reduction Credit - Reporting Required:
Category 1 - Machines
Category 8 - Options by IBM

Full Inventory Reduction Credit - No Reporting Required:
Category 2 - Machines Only
Category 9 - Options by IBM

The Price Reduction Credit will be determined by multiplying your Adjusted Inventory Count of the Product by the Product Credit. The Adjusted Inventory Count is the sum of a) your on-hand inventory of the Product, b) the quantity of the Product in transit from IBM to, but not received by you and c) the quantity of the Product you returned to IBM which has not yet been accepted by IBM, all as of the close of business on the day immediately prior to the effective date of the Price decrease. The Product Credit is an amount IBM will specify on the day IBM announces the Price decrease.

In order to qualify for Category 1 and Category 8 Price Reduction Credit, you must:

1. provide a report of your on-hand inventory of the Product in a format and schedule as we specify;
2. provide such report for the Product, a minimum of two calendar months, immediately preceding the effective date of the price decrease;
3. complete and return to IBM, a report certifying your Adjusted Inventory Count for such Products; if applicable. IBM will specify the format and dates of the report. IBM will issue the Price Reduction Credit based on this report; and
4. provide access, during normal business hours, to IBM or an IBM selected third party, to your Authorized and Designated Locations so that IBM can audit records applicable to the Product and perform applicable inventory counts.

You may only use the Price Reduction Credit against monies then or thereafter due IBM.

Category 2 - Machines Only - Full Inventory Reduction Credit

[                M I S S I N G   L I N E                               ]
Product accepted by IBM, all as of the close of business on the day prior to the effective date of the Price decrease. IBM reserves the right to adjust the Shipment Count based on its records. The Product Credit is an amount IBM will specify on the day of the Price decrease.

Category 3 - Selected PLA Programs Only - PLA Reduction Credit with Look-back The Price Reduction Credit will be determined by multiplying the Shipment Count by the Product Credit. The Shipment Count is the quantity of the PLA program shipped to you by IBM less any returns of the PLA program accepted by IBM, both during the two-month period immediately preceding the effective date of the Price decrease. IBM reserves the right to adjust the Shipment Count based on its records. The PLA Program Credit is an amount IBM will specify on the day of the Price decrease.

INVENTORY ADJUSTMENT CATEGORIES
General
You must accompany each shipment of returned Products and Programs with an "IBM Returns Authorization Form."

IBM will not grant authorization to return a Product that is not listed in the Schedule of Returnable Products List on the day IBM receives the request for return.

Note: Accessories and publications are not eligible for Price Protection or Inventory Adjustment. These items do not appear in the Dealer Exhibit.

For Products for which Reporting is Required, each month you must report to IBM your inventory of Products as of the last calendar day of the preceding month. You must use a form provided by IBM.

Category 1 - Machines - Reporting Required
Category 2 - Machines Only - No Reporting Required

Category 1 and 2 - Returns Limitations

You may return a maximum of 5% of the prior calendar quarter's net billings without incurring a handling charge. You may return an additional 5% of the prior calendar quarter's net billings, which are subject to the Handling Charge. The maximum amount of inventory adjustment returns for Category 1 and 2
Products may not exceed 10% of the prior calendar quarter's net billings.

Category 3 - Selected PLA Programs - No Reporting Required

Category 8 - Options by IBM - Reporting Required
Category 9 - Options by IBM - No Reporting Required

Category 8 and 9 - Returns Limitations
You may return to IBM up to 15% of the prior calendar quarter's net billings of Options by IBM. You have the option of returning up to 5% of the prior calendar quarter's net billings of these Products to IBM on a monthly basis, up to a maximum of 15% per quarter.

Returns of Withdrawn Products
For all Inventory Categories, you may return withdrawn Products within the date published in the Product Withdrawal letter.

Handling Charges - Inventory Adjustment Category 1 (For Machines Only) and Category 2
Handling Charge Percent: 3%

Unless specified in your profile, the handling charge %, as noted in this exhibit will apply.

Inventory Adjustment Category - 3
Handling Charge Percent: 0%

Inventory Adjustment Category - 8 and 9
Handling Charge Percent: 0%

DEVELOPMENT SYSTEMS
This subsection applies only to Industry Remarketers and can be found on the IR profile.

Products included in this exhibit are available for Development System installation only under the terms and conditions of the Industry Remarketer Profile (Z125-4804).

Unless otherwise specified in this Exhibit, the maximum number of Development System Products which an Industry Remarketer may obtain as part of his Development System is as follows:

     System Units                maximum of 10
     excluding
     Aptiva Products)
     Licensed Programs            one copy of each

Unless otherwise specified, the Industry Remarketer price is the lowest price or charge available.

WARRANTY SERVICE CATEGORY
Category A - warranty service for Category A is performed by IBM. You are not authorized to perform warranty service on these machines.
Category B - you are responsible for performing warranty service for machines on this Exhibit. You may assign warranty service for machines on this Exhibit to IBM or an IBM Premier Personal Computer Servicer. All machines on this Exhibit, unless otherwise noted, are Category B Machines.

WARRANTY SERVICE
Warranty service which you provide for a Machine must be consistent with the IBM Statement of Limited Warranty, the IBM Service Support Guide in effect at the time of such activity, and the terms and conditions of this Agreement.

You agree to and will:

1. provide warranty service under the terms of the applicable IBM Statement of Limited Warranty and its applicable Exhibit, if any;
2.  validate all warranty claims presented to you;
3. maintain the capability to provide warranty service according to the requirements and procedures specified in the IBM Service Support Guide; and
4. submit a valid Warranty Reimbursement Request, if applicable, to claim a) reimbursement for labor and/or b) credit for IBM parts or exchange of such parts, used by you in providing authorized warranty service for a Machine, all as specified in the IBM Service Support Guide;
5. fulfill your responsibilities as an IBM Premier Personal Computer Servicer, if applicable.

IBM will:

1. provide classroom training or self-eduction materials, at no fee for the Minimum Number of Trained Personnel, as specified in the applicable Addendum for each Authorized Location. If classroom training is provided, it will be held at an IBM designated location
2.  provide selected service materials as part of service training;
3.  for a fee, make available to you additional: a) service training packages,
    b) service publications or materials, c) service materials not provided under the provisions of items (1) and (2) of this section;
4. sell you maintenance parts for your use in providing warranty service. The purchase prices of such parts will be as specified in the IBM Service Support Guide in effect at time of shipment of the parts;
5. provide you with applicable warranty service and technical information for Machines as available; and/or
6. for selected Machine, honor your valid claims for a) reimbursement for labor and/or b) IBM parts credits, or exchange of such parts, for parts used by you in providing authorized warranty service, all as specified in the IBM Service Support Guide;
7. if you are an IBM Premier Personal Computer Servicer and register product through the IBM Electronic Data Interchange Program, IBM will pay you a warranty service fee for each product registered, all as specified in the IBM Service Support Guide.

WARRANTY SERVICE ASSIGNMENT
You may assign the responsibility for warranty service to IBM, another Remarketer/IBM Premier Personal Computer Servicer (Assignee). The Assignee must be authorized by IBM to provide warranty service for the Machine. The Assignee must agree with you to accept the responsibility to provide warranty service for each assigned Machine. You may choose to assign the responsibility for warranty service for all IBM Machines you sell or specific IBM Machines to IBM or an IBM Premier Personal Computer Servicer by specifying that choice in the Addendum of the Profile. Alternatively, you may, at the time of sale to the End User, choose to assign the responsibility for warranty service for an individual Machine to either IBM or an Assignee.

You must specify on the sales receipt for each assigned Machine you market, the name and the location of the party responsible for providing warranty service. If you fail to indicate an Assignee name and location on the sales receipt, or indicate an unauthorized name or location, you will be responsible for warranty service for that Machine.

If you have specified either IBM or an Assignee on a sales receipt, you must provide IBM or the Assignee, as applicable, with a copy of installed-at location.

Your assignment of responsibility for warranty service does not relieve you of your responsibility for End User satisfaction. The responsibility for warranty service reverts to you, if the End User is not satisfied with the warranty service provided by your Assignee or if the Assignee [ ] its authorization to provide such warranty service. You may [ ] reassign such responsibility consistent with the provisions of this subsection. In such event, you are responsible to provide the End User and the new Assignee with written notice of the change.

If you assigned warranty service for all units of a machine type to IBM or an IBM Premier Personal Computer in the Profile, you will not be required to maintain the capability of providing warranty service for that machine type.

If you, as an Assignee, agree with another IBM Remarketer (Assignor) to be responsible to provide warranty service for an assigned Machine marketed by the Assignor the provisions of this Section applicable to an Assignee apply to you. As an Assignee, you accept such responsibility for each Machine for which your name is specified on the End User's sales receipt. You may not reassign such responsibility. If, at a later date, the Assignor loses its IBM authorization for the Machine, you will have the additional responsibility for End User satisfaction.

[             M I S S I N G    C O P Y                    ]
the Ordering and Delivery Section of the IBM Business Partner Agreement, Remarketer General Terms.

Cancellation Charge Percent: 0%

Product ordered by you in PartnerLink and cancelled by you the same day will not be assessed a cancellation charge.

Cancellations and deferrals made within fifteen (15) business days (date to date) of the assigned schedule date, will incur the cancellation charge in effect. Requests to improve a ship date are not subject to this charge.

LATE PAYMENT FEES
Late payment fees for Campus Computer Resellers are waived.

EFFECTIVE DATE
This Dealer Exhibit is effective May 8, 1995. The Dealer Exhibit is subject to change upon written notice to you by IBM.

The Dealer Exhibit will be updated by IBM regularly to reflect announcements of additional products, withdrawals and changes. Changes to the Terms and Conditions section will be released as required.

                    IBM Printing Systems Remarketer Exhibit
                        IBM Business Partner Agreement

                                                             Exhibit No.: PPR-16
                                                   Effective Date: March 13,1996

                                                             PAGE
 IBM Printers from IBM Printing Systems & SUP16.

  General Information                                          2



  Machines                                                     3

  Service Offerings                                            5

The products included in this exhibit are available to IBM Printer Remarketers who are approved to market such products.

Discounts
---------
The discounts specified in this exhibit are applicable to the base type/model as well as field installable features and model ordered as MES orders unless indicated otherwise.

Inventory Adjustments
---------------------
The products in this exhibit have a six month look back period.

Machines and field installable features may be returned under these Inventory Adjustment provisions.

The maximum number of units that you may return to IBM is the units shipped to you by IBM during the previous six calender months.

The amount of the credit will be determined by IBM. The amount will be based on the amount you paid for the product, less any amount paid you by IBM for any Price Reduction Credit applicable to the product.

Inventory Adjustments are subject to 5% handling charge.

Price Reduction Credits
---------------------------

The products in this exhibit and field installable features are eligible for six months Price Protection.

To qualify for the Price Reduction Credit, product must have been shipped from IBM during the six-month period immediate preceding the effective date of a price decrease and must not have been sold as of the effective date of price decrease. You must certify in writing and provide IBM with copies of IBM invoices or equivalent documentation, including any credit invoices, for the affected products. IBM will then determine the credit by calculating the difference between the two prices.

Installation Requirements/Warranty Service
----------------------------------------------------
IBM will advise you of the Installation Requirements and Warranty Service provisions applicable to the Products included in this Exhibit.

Demonstration Products
----------------------
 You may obtain 12 demonstration machines during a contract period with maximum number of two of any model of product you approved to market.

Internal Use of Products
------------------------
You may acquire these products for your own internal use at the Base Discount.


Trial Machines
--------------
Trial period is 30 days. Maximum number of trials at any given term is three. Billing occurs one day following the trial period. Rework fee applies to trial returns.

                     Discount         Discount
 3912-AS0               40%             50%
 3912-AS1               40%             50%
 3916-AS0               40%             50%
      AS1               40%             50%
 4028-AS1               50%             50%
 4230-101               30%             50%
 4230-102               30%             50%
 4230-111               30%             50%
 4230-1S2               30%             50%
 4230-10Y               25%             50%
 4230-10Z               25%             50%
 4224-1E3               30%             50%
 4224-1C2               30%             50%
 4234-008               30%             50%
 4234-012               30%             50%
 4234-OOY               30%             50%
 4234-01Z               30%             50%
 6252-T08               30%             50%
 6252-T12               30%             50%
 6252-TOZ               25%             50%
 6252-TlZ               25%             50%
 6262-T12               15%             50%
 6262-T14               15%             50%
 6262-T22               15%             50%

CATEGORY B (ASCII)
------------------

Type-Model             Base         Demonstration
                     Discount         Discount
    0-03D               35%             50%
 3930-03S               35%             50%
 4224-301               35%             50%
 4224-302               35%             50%
 4224-3C2               30%             50%
 4224-3E3               35%             50%
 4232-302               35%             50%
 4234-009               30%             50%
 4234-013               30%             50%
 4247-A00               40%             50%
 4247-ZZZ               40%             50%
 6252-AP2               30%             50%
 6252-AP8               30%             50%
 6252-AS2               30%             50%
 6252-AS8               30%             50%
 6262-A12               15%             50%
 6262-A14               15%             50%
 6262-A22               15%             50%
 6408-A00               35%             50%
 6412-A00               45%             50%


Z125-5066-16   03/13/96              Page 3 of 5

                   Discount         Discount

 3912-NS0             40%             50%
 3912-NSl             40%             50%
 3916-NS0             40%             50%
     -NSl             40%             50%
 4028-NS1             50%             50%
 4224-2C2             30%             50%
 4224-2E3             30%             50%
 4230-201             30%             50%
 4230-202             30%             50%
 4230-211             30%             50%
 4230-2S2             30%             50%
 4234-007             30%             50%
 4234-011             30%             50%
 6252-D08             30%             50%
 6252-Dl2             30%             50%
 6262-014             15%             50%
 6262-022             15%             50%
 6262-D12             15%             50%
 6262-D14             15%             50%
 6262-D22             15%             50%

 CATEGORY D (NON-IBM ATTACH.)
 ---------------------------

  Type-Model            Base        Demonstration
                      Discount        Discount
 6252-P08               35%             50%
 6252-Pl2               35%             50%
    2-P12               15%             50%
    2-P14               15%             50%
 6262-P22               15%             50%

CATEGORY E
----------

 Type-Model            Base        Demonstration
                     Discount        Discount

 3130-01S             30%             50%
 3130-02D             30%             50%
 3130-02S             30%             50%
 3130-03S             30%             50%
 3112-001             30%             50%
 3116-001             30%             50%
 3116-002             30%             50%
 3116-003             30%             50%
 3930-02D             30%             50%
 3930-02S             30%             50%
 4230-4S3             30%             50%
 4230-413             30%             50%
 4230-5S3             30%             50%
 4230-513             30%             50%
 6400-004             40%             50%
 6400-008             40%             50%
 6400-012             40%             50%

    8-CT0             30%             50%
   08-CTA             30%             50%
 6412-CT0             45%             50%
 6412-CTA             45%             50%

Z125-5066-16  03/13/96            Page 4 of 5

Type-Model             Base        Demonstration
                     Discount        Discount
 3935001                25%             50%
3160-001                15%             25%

CATEGORY G
----------

  Type-Model           Base         Demonstration*
                      Discount        Discount

 5763-FNT               15%            100%
 5763-SS1               30%            100%
 5763-AF1               30%            100%
 5622-551               30%            100%
 5622-416               30%            100%
 5765-505               30%            100%
 5648-113                0%            100%


 * One demonstration product per each IBM authorized Printer
 Remarketer Firm certified to sell software.

IBM Service Offerings
---------------------
The Service Offering listed below is available to IBM Printing Systems Remarketers for those IBM Printers from IBM Printing Systems they are authorized to market.

Service Offering
----------------

 . Maintenance Service Marketing (MSM)

Fee
---

 . 20% of initial annual maintenance charge when machine is covered by an annual maintenance charge.

 . 100% of initial monthly maintenance charge when machine is covered by a monthly maintenance charge.

Z125-5066-16  03/13/96

These terms are in addition to those of the Industry Remarketer Exhibit and prevail over them. We may change these terms by giving you written notice. These discount schedules apply to specific Products as identified in the IBM Industry Remarketer Exhibit (Z125-4096). RISC System/6000 Products identified within this Schedule are available to you at the discounts described below. All maximum discounts identified in the Industry Remarketer Exhibit remain applicable.




1. Industry Remarketer Federal Discount Schedules
A. RISC System/6000 Products

      Annual System                  Hardware     Software
   Revenue Performance               Discount     Discount

Entry (Less than $500,000)               28%        25%
   $500,000 - $999,999                   33%        30%
 $1,000,000 - $1,499,999                 34%        31%
 $1,500,000 - $2,499.999                 35%        32%
 $2,500,000 - $4,999,999                 37%        34%
 $5,000,000 - $9,999,999                 38%        35%
 $10,000,000 - $14,999,999               39%        36%
 $15,000,000 and over                    40%        37%


1) Unless otherwise stated. Products in Category A in the IR Exhibit (Z125-4096) are eligible for the discounts listed above. Field installed features and model conversions for hardware Products are eligible for a 38% discount.

2) Some Products listed in the Network Integration Products section of this Schedule may also be eligible RISC System/6000 Products. These Products may be acquired by IBM Authorized Industry Remarketers approved to remarket RISC System/6000 Products at the discount listed in the Network Integration Products section.

3) Unless otherwise stated, all additional Products eligible to IBM Authorized Industry Remarketers approved to remarket RISC System/6000 Products are available at the discounts listed in the Industry Remarketer Exhibit. Federal discount exceptions are listed in Subsection C "Discount Exceptions" of this schedule.


B. Network Integration Products

Machine Type               Description                                      Discount
Category D                 6611  Network Processor- Model 12x                   35%
                           8260  Multiprotocol Intelligent Switching Hub        40%
                           9741  High Speed Inverse Multiplexor                 47%
                           2210  Nways Multiprotocol Router                     28%
                           2217  Nways Multiprotocol Concentrator               32%
Category D1                5648-016  Multiprotocol Network Program              35%
                           5696-731  NetView for AIX                            45%
                           5696-905  NetView Entry for AIX                      45%
Category K1                9309  Rack Enclosure Expansion Unit                  25%
Category K2                3299  Multiplexor Hub                                47%

1) Products specifically listed above are eligible for discounts listed above when sold to Federal End Users.


2) Unless otherwise stated, all additional Products eligible to IBM Authorized Industry Remarketers approved to remarket Network Integration Products are available at the

[MISSING TEXT]

C. Discount Exceptions

The following RISC System/6000 and Network Integration Products are available to eligible IBM Authorized Industry Remarketers at the discounts stated below.

IR Exhibit Category A Products available at a 45% discount:

        5696-709        5696-761        5696-906        5697-024
        5765-176        5765-207        5765-245        5765-366
        5765-421        5765-423        5765-448

IR Exhibit Category A Products available at a 26% discount:

        5765-083

IR Exhibit Category M Products available at a 45% discount:

       5696-237         5696-238        5696-239        5696-240
       5696-347         5697-078        5765-148        5765-152
       5765-527         5765-533        5765-534        5765-537
       5765-540

IR Exhibit Category SS Products available at a 45% discount:
       5765-564

    2. Federal End User Definition

    The following definition of "end user" applies when marketing to Federal Government accounts:

    A. "Federal End User" includes federal government agencies or any other entity listed in GSA Order ADM 4800.2D including those entities listed in Appendices A, B, and C of the Order, and any successor Order which may be published by the GSA in the Federal Register. The term Federal End User also includes federal government cost reimbursement prime contractors and management and operating contractors that receive proper authorization under FAR Part 51 from federal agencies to make federal purchases or acquisitions where licenses granted and title to equipment vest in the federal government.



    B. The IR may propose an integrated solution through a higher-tier federal contractor in fulfillment of a specific government procurement where title to the IBM equipment passes directly to the federal government. In no event shall the IR permit transfer of title for any IBM equipment purchased under this Agreement to other than the federal government. Under no circumstances may the IR assign any of its responsibilities under the IR Agreement to the Federal End User.



    3. Additional Terms for Federal Sales

   A. Addition to Remarketer General Terms (Z125-4800), Section 25, Ending the Agreement.

      For federal contract (excluding GSA Schedule contract) obligations only.

      In the event IBM terminates this Agreement without cause we will permit you to continue to provide Products under the terms of this Agreement through the date on which this Agreement would otherwise have ended had it not been terminated by IBM. The industry remarketer agrees to promptly withdraw any bids that include IBM products and services which were anticipated to have been obtained under this Agreement, unless IBM and the industry remarketer are able to agree to terms and conditions under the Federal Systems Integrator (FSI) Program (or similar or successor program) for the bid as offered.

B. Buy American Act / Trade Agreements Act (BAA/TAA).

   IBM makes no representation or certification regarding the domestic or foreign origin of products provided by IBM.

Business Partner Agreement

Marketing Assistant General Terms
--------------------------------------------------------------------------------


                               Table of Contents
     Section  Title                                 Page

      l.  Definitions.............................    2
      2.  Agreement Structure.....................    3
      3.  Our Relationship........................    3
      4.  Confidential Information................    4
      5.  Demonstration and Internal-Use Products.    5
      6.  Federal Reporting Requirements..........    5
      7.  Trademarks..............................    5
      8.  No Property Rights......................    6
      9.  Limitation of Liability.................    6
     10.  Changes to the Agreement Terms..........    6
     11.  Ending the Agreement....................    6
     12.  Electronic Communications...............    7
     13.  Geographic Scope........................    7
     14.  Governing Law...........................    7

1. Marketing Assistant General Terms

    Definitions


    Marketing Activities is your performance of sales activities, and (as applicable) installation and support activities, for a Product, as we specify in the applicable Attachment. This includes establishing and maintaining a business relationship with a Prospect, becoming knowledgeable of its requirements, and satisfying those requirements with a solution. A solution is comprised of Products, and may include other complementary products.

    Marketing Assistant is a term we apply to a business partner relationship (authorized under this Agreement) in which we compensate you for the authorized Marketing Activities you perform that result in a Prospect's acquisition of a Product from us (and not from a remarketer). For example, Application Specialists are Marketing Assistants.

    Product is any of the following, IBM or non-lBM, that we authorize you to market:

    1. a machine, its features, conversions, or upgrades, or any combination of them;

    2. a program; or

    3. a service.

    Prospect is a potential customer for a Product acquired from us (and not from a remarketer) for 1) the customer's own use and not for remarketing and
    2) installation in the United States or Puerto Rico. Your business enterprise is not a Prospect. The following Prospects are excluded, unless we specify otherwise in the applicable Attachment or Profile:

    1. "Federal Prospects" which means the Federal government, Federal government owned or affiliated (or sponsored) corporations or other organizations, organizations involved in Federal procurement activities that are authorized to procure using our GSA Schedule Contract, and Federal prime contractors and subcontractors who are engaged in a specific Federal procurement opportunity;

    2. "K-12 Educational Institutions." A K-12 Educational Institution is a pre-kindergarten through 12th grade, special education, or post-secondary vocational or technical school; and

    3. Prospects in a territory assigned to a Segment Specialist. (A Segment Specialist is a type of Marketing Assistant who performs Marketing Activities for Prospects in its territory.)

    Profile

    We specify the details of our relationship (for example, the contract period) in a document called a "Profile." Each of us agrees to the terms of the Profile, the Marketing Assistant General Terms, and the applicable Attachments referred to in the Profile, (collectively called the "Agreement"), by signing the Profile.

    Attachments

    Each of our relationships requires terms in addition to those we specify in the Marketing Assistant General Terms. We provide the additional terms in documents called "Attachments." Several Attachments may apply to you. We specify in your Profile the Attachments that apply.

    Transaction Documents

    We will provide to you the appropriate "Transaction Documents" that confirm the details of a specific relationship between us. The following are examples of Transaction Documents, with examples of the information they may contain:

    1. forms (Prospect identification);
    2. supplements (territory and objectives); and
    3. exhibits (compensation plan).

    Conflicting Terms

    If there is a conflict among the terms in the various documents, those of an Attachment prevail over those of the Marketing Assistant General Terms. The terms of the Profile prevail over those of both of these documents. The terms of a Transaction Document prevail over those of all the documents.

    Acceptance of the Terms in a Transaction Document

    You accept the terms in a Transaction Document by doing any of the following:

    1. signing it;

    2. engaging in authorized Marketing Activities; or

    3. accepting payment for such activities.

3.  Our Relationship

    Mutual Responsibilities

    Each of us agrees that under this Agreement:

    1. you are an independent contractor and are solely responsible for the prices and terms of your own products and services. If you act on your behalf (and not ours) for Prospects, you agree to perform those activities under your own, separate agreement. You agree to ensure that Prospects understand that those activities are not on our behalf;

    2. neither of us is legally a partner of the other (for example, neither of us is responsible for debts incurred by the other), and you are not our employee;

    3. neither of us will bring a legal action more than two years after the cause of action arose: and

    4.  each of us is free to enter into similar agreements with others.

    Our Responsibilities

    We will:

    1. at our discretion, help you identify a Prospect, and meet with you and the Prospect;

    2. provide facilities, if available, for you to demonstrate Products;

    3. manage the Product ordering process from scheduling to delivery;

    4. specify the compensation plan in the applicable Transaction Document:

    5. compensate you;

    6. offer you selected Products (for example, "Demonstration Products") under special terms; and

    7. offer you selected education courses and marketing tools, and provide you with access to selected information systems (such as tools for configuring Products or on-line demonstrations), only in support of your authorized Marketing Activities. Programs associated with these systems are subject to the terms of their applicable license agreements, except that you may not transfer them. We may charge you for such education courses and marketing tools, and access to our systems.

    Your Responsibilities

    You agree to:

    1. perform the Marketing Activities specified in the applicable Attachment and, in doing so, give preference to the marketing of Products over those of others;

    2. be responsible for Customer satisfaction with our Products and all your related activities, and participate in Customer-satisfaction programs as we determine;

    3. maintain a sufficient number of employees adequately trained on Products;

    4. comply with our business conduct and security guidelines, and procedural information that we make available to you;

    5. not assume or create any obligations on our behalf, or make any representations or warranties about us or the Products, other than those we have authorized;

    6. not assign this Agreement or your rights under it without our prior written consent. Any attempt to do so is void; and

    7. give us prompt written notice of any substantive change to your business structure or operating environment (for example, a material change in equity ownership or management, or any change to information supplied in your application). Such change may result in immediate termination of this Agreement.

4.  Confidential Information

    This section is a Supplement to the IBM Agreement for Exchange of Confidential Information, which both of us must sign. The following is confidential information:

    1. any item we mark as confidential;

    2. information we give you about Prospects, unannounced Products or business plans; and

    3. any market-intelligence information we give you.

    You may use such confidential information solely in the performance of your responsibilities under this Agreement.

    All other information exchanged between us is nonconfidential, unless disclosed under a separate Supplement.

We may make Demonstration and internal-use Products, which you acquire under your IBM Customer Agreement, available to you under special terms. If you have a Demonstration Product that is a machine for which there is an upgrade available, you may acquire the upgrade (but not a replacement machine) as a Demonstration Product. If you are also our approved remarketer and you acquire Products for development use, you may not acquire the same Products for demonstration use.
We may also limit the quantity of Demonstration Products you may acquire.

You may acquire internal-use Products (not available to K-12 Marketing Assistants) after the first year of your relationship with us as an IBM Business Partner. Internal-use Products are not limited to those we approve you to market in your Profile. Your total acquisition of such Products may not exceed a certain dollar amount, which we determine prior to the beginning of each year. We determine this amount by applying the percent we specify, in your Profile, to the total IBM revenue for which you received credit during the prior year. You may not transfer or defer acquisitions to a subsequent period.

You agree to:

1.   use an internal-use Product for your own use;

2. use a Demonstration Product primarily in support of your Marketing Activities. You may also use it to develop and test application programs for use with Products;

3. not resell, lease, or transfer such Products for 12 months after their First Day of Charge, without our prior written consent. If the Product is an upgrade to a machine, the 12-month period for the machine begins on the First Day of Charge for the upgrade, and

4. pay an adjustment charge if you use such Products other than as described above. The charge is the difference between what you paid and the full charge for the Product.

The license for each program acquired as a Demonstration Product terminates at the end of this Agreement, unless you keep the program. If you do so, you may be required to pay the full license charge. If this Agreement ends, internal-use Products you have ordered with a ship date prior to the day this Agreement ends, remain eligible for the discount.

You may not combine these offerings with any other discount or allowance.

6. Federal Reporting Requirements

To comply with Federal law, you agree not to employ or compensate any individuals to perform activities under this Agreement (without our prior written approval) who were, within the last two years:

1. members of the armed forces in a pay grade of 0-4 or higher; or

2. civilians employed by the Department of Defense with a pay rate equal to, or greater than, the minimum rate for a grade GS-13.

You agree to provide us with any information that we need to comply with this law.

7. Trademarks

We will provide you with advertising guidelines for our logos, trade and service marks, trade names, emblems, and titles (collectively called "Trademarks"). We will specify, in your Profile, the title you are authorized to use. You may also use the IBM Business Partner emblem associated with that title. You may use the Trademarks only as described in the guidelines and only in association with the Products we authorize you to market.

On our request, you agree to change or stop using any advertising or promotional material that does not comply (as we determine) with our guidelines or this Agreement. When this

You agree that any goodwill attaching to our Trademarks as a result of your use of them belongs to us. You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

8. No Property Rights

Your rights under this Agreement are not property rights and cannot be transferred to anyone else. For example, you may not sell your authorization to market the Products or your right to use our Trademarks.

9. Limitation of Liability

Circumstances may arise where, because of a default on our part or other liability, you are entitled to recover damages from us. In each such instance, regardless of the basis on which you are entitled to claim damages from us, we are liable only for:

1. bodily injury (including death), and damage to real property and tangible personal property; and

2. the amount of any other actual loss or damage, up to $100,000.

This limit also applies to any of our subcontractors and program developers. It is the maximum for which we are collectively responsible.

Items for Which We are Not Liable

Under no circumstances are we liable for either of the following:

1. third-party claims against you for losses or damages (other than those under the first item listed above); or

2. economic consequential damages (including lost profits or savings) or incidental damages, even if we are informed of their possibility.

10. Changes to the Agreement Terms

In order to maintain flexibility in our relationship, we may change the terms of this Agreement by giving you one month's written notice. We may change the Exhibit on written notice. However, changes are not retroactive. They apply as of the effective date we specify in the notice.

Otherwise, for a change to be valid, both of us must sign it. Additional or different terms in any order or written communication from you are void.

11. Ending the Agreement

This Agreement ends when terminated or when the contract period ends and is not renewed. When it does, all authorizations to perform Marketing Activities under it will also end. However, if a wind-up period applies, these authorizations will terminate at the end of the wind-up period.

When the Agreement ends, each of us agrees to promptly settle all our accounts, including any outstanding advances. We may offset any amounts due you against amounts due us or

[MISSING TEXT]

Expiration

If we do not renew our relationship, upon expiration of the contract period, we will give you a three-month wind-up period during which you will conclude your existing Marketing Activities in an orderly manner. You agree to perform those activities, for those transactions we approve, under the terms of this Agreement.

Termination

You may terminate this Agreement, with or without cause, on one month's written notice.

We may terminate this Agreement, with or without cause, on three months' written notice. If the termination is for cause, we may (at our discretion) allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

Certain acts or omissions are so serious as to warrant immediate termination. If you repudiate this Agreement, materially breach any of its terms or make any material misrepresentation to us, we may terminate this Agreement at any time, on written notice. Examples of a material breach are your failure to give us prompt written notice of any substantive change to your business structure or operating environment, and violation of our trademark terms. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

No wind-up period applies upon termination.

12. Electronic Communications

Each of us may communicate with the other by electronic means. When we do so, you agree to utilize electronic communications as we specify. Both of us agree to the following for all electronic communications:

1. an identification code (called a "USERID") contained in an electronic document is legally sufficient to verify the sender's identity and the document's authenticity;

2.   an electronic document that contains a USERID is a signed writing; and

3. an electronic document, or any computer printout of it, is an original when maintained in the normal course of business.

13. Geographic Scope

    All your rights and all our obligations are valid only in the United States and Puerto Rico.

14. Governing Law

    Since we are a New York corporation, the laws of the State of New York govern this Agreement.

NSP/Application Specialist and AS Attachment

   These terms are in addition to those of the Marketing Assistant General Terms. They apply to NSP/Application Specialists, Application Specialists, and Federal Specialists.

1. Authorization

    We specify, in your Profile, the Products for which you may perform Marketing Activities. We will inform you if we add or withdraw Products. You may also perform Marketing Activities for our programs, peripherals, and other offerings associated with these Products. For example, if you are authorized to perform Marketing Activities for an IBM AS/400, you may perform Marketing Activities for any Product (unless we specify otherwise) which attaches to it, even if the Product will be attached to a non-lBM machine.

    We authorize you to perform Marketing Activities with a Transaction Document called a "Prospect Form." Alternatively, we may authorize you to perform Marketing Activities for a project with a Transaction Document called a "Project Form." A project has additional terms associated with it.

2. Identification of Prospects

    Either of us may identify a Prospect. You do so by providing a completed Prospect Form to our office responsible for the Prospect. For Federal Specialists, a Prospect Form becomes effective when we accept it. For all others, a Prospect Form becomes effective one month from the date we receive it, unless we notify you earlier that it is accepted or rejected. Prospects may include K-12 educational institutions.

    A Prospect is no longer yours if:
    1. we request it for any of the following reasons--
    a. the Prospect is unsuitable (for example, due to inadequate credit);
    b. the Prospect cancels the order; or
    c. the Prospect has made a firm commitment to another vendor for the solution.

    2. you or the Prospect requests it.

    When either of the above occurs, we will discuss it with you and the Prospect (as appropriate) and notify you of any changes. Upon our notification, you agree to stop performing Marketing Activities for that Prospect.

3. Marketing Activities

    You agree to perform Marketing Activities for a Prospect until the later of the end of the Marketing or Support Period.

    A "Marketing Period" is the time frame we specify (a minimum of three months) during which you perform Marketing Activities. A "Support Period" is a time frame we specify (a minimum of three months), beginning on a Product's First Day of Charge, during which you continue to perform Marketing Activities. The "First Day Of Charge" is the date that payment for a Product is due us under our applicable agreement with a customer.

3. advise us of planned installation dates and any dependencies;

4. advise the Prospect regarding installation responsibilities, and assist in developing and implementing related plans (including education) and progress reviews;

 be the primary contact for Product information, and technical and operational advice associated with the solution delivered. Such advice may include systems management, capacity planning, problem solving, and use of our support and service resources; and

6. on our request--

        a. provide us with any customer-signed documents we require,

        b. participate in configuration and systems assurance reviews,

        c. assist in problem identification and resolution, and

        d. assist in collection activities for customer payments due us.

Compensation

We will compensate you within one month after the end of the month in which you earn your compensation. You earn your compensation on the First Day of Charge for a Product acquired by a Prospect, including those Products associated with the original sale and installed during the Support Period. If you do not receive your payment, you must request it in writing within 12 months after the First Day of Charge for the affected Product. If you fail to do so, no payment will be made.

We determine your eligibility for, and the amounts of, all payments. You agree to provide your IBM Business Partner number with all orders for which you are requesting payment.

We specify a fixed dollar fee or a percent (used to determine the fee) for each Product. If we specify a percent, we apply it to the Product's one-time or recurring charge, as invoiced to the customer. For a recurring charge, we apply the percent to 1) 12 times the monthly charge or 2) the sum of the initial charge and the annual charge.

If a customer does not accept a Product, does not pay for it, or returns it, you agree to reimburse us for any payments we made to you associated with it. If a customer does not retain a Product with a recurring charge for at least 12 months, we will prorate the payment to you.

We periodically reconcile amounts we paid you to amounts you actually earned. We will deduct amounts due us from future payments or ask you to pay. Each of us agrees to promptly pay the other any amounts due.

NSP/Application Specialist and AS Attachment

These terms are in addition to those of the Marketing Assistant General Terms. They apply to NSP/Application Specialists, Application Specialists, and Federal Specialists.

1. Authorization

We specify, in your Profile, the Products for which you may perform Marketing Activities. We will inform you if we add or withdraw Products. You may also perform Marketing Activities for our programs, peripherals, and other offerings associated with these Products. For example, if you are authorized to perform Marketing Activities for an IBM AS/400, you may perform Marketing Activities for any Product (unless we specify otherwise) which attaches to it, even if the Product will be attached to a non-lBM machine.

We authorize you to perform Marketing Activities with a Transaction Document called a "Prospect Form." Alternatively, we may authorize you to perform Marketing Activities for a project with a Transaction Document called a "Project Form." A project has additional terms associated with it.

2. Identification of Prospects

Either of us may identify a Prospect. You do so by providing a completed Prospect Form to our office responsible for the Prospect. For Federal Specialists, a Prospect Form becomes effective when we accept it. For all others, a Prospect Form becomes effective one month from the date we receive it, unless we notify you earlier that it is accepted or rejected. Prospects may include K-12 educational institutions.

A Prospect is no longer yours if:

1. we request it for any of the following reasons--

   a. the Prospect is unsuitable (for example, due to inadequate credit);
   b. the Prospect cancels the order; or
   c. the Prospect has made a firm commitment to another vendor for the solution.

2. you or the Prospect requests it.

When either of the above occurs, we will discuss it with you and the Prospect (as appropriate) and notify you of any changes. Upon our notification, you agree to stop performing Marketing Activities for that Prospect.

3. Marketing Activities

   You agree to perform Marketing Activities for a Prospect until the later of the end of the Marketing or Support Period.

   A "Marketing Period" is the time frame we specify (a minimum of three months) during which you perform Marketing Activities. A "Support Period" is a time frame we specify (a minimum of three months), beginning on a Product's First Day of Charge, during which you continue to perform Marketing Activities. The "First Day of Charge" is the date that payment for a Product is due us under our applicable agreement with a customer.

    2. submit orders (if applicable) and any order changes;

    3. advise us of planned installation dates and any dependencies;

    4. advise the Prospect regarding installation responsibilities, and assist in developing and implementing related plans (including education) and progress reviews;

   5. be the primary contact for Product information, and technical and operational advice associated with the solution delivered. Such advice may include systems management, capacity planning, problem solving, and use of our support and service resources: and

   6. on our request--

       a. provide us with any customer-signed documents we require,

       b. participate in configuration and systems assurance reviews,

       c. assist in problem identification and resolution, and

       d. assist in collection activities for customer payments due us.

4. Compensation

We will compensate you within one month after the end of the month in which you earn your compensation. You earn your compensation on the First Day of Charge for a Product acquired by a Prospect, including those Products associated with the original sale and installed during the Support Period. If you do not receive your payment, you must request it in writing within 12 months after the First Day of Charge for the affected Product. If you fail to do so, no payment will be made.

We determine your eligibility for, and the amounts of, all payments. You agree to provide your IBM Business Partner number with all orders for which you are requesting payment.

We specify a fixed dollar fee or a percent (used to determine the fee) for each Product. If we specify a percent, we apply it to the Product's one-time or recurring charge, as invoiced to the customer. For a recurring charge, we apply the percent to 1) 12 times the monthly charge or 2) the sum of the initial charge and the annual charge.

If a customer does not accept a Product, does not pay for it, or returns it, you agree to reimburse us for any payments we made to you associated with it. If a customer does not retain a Product with a recurring charge for at least 12 months, we will prorate the payment to you.

We periodically reconcile amounts we paid you to amounts you actually earned. We will deduct amounts due us from future payments or ask you to pay. Each of us agrees to promptly pay the other any amounts due.

                  NSP/APPLICATION SPECIALIST AND AS EXHIBIT
             IBM Business Partner Agreement - Marketing Assistant

                                                           Exhibit No.: NSPAS-67
                                                                     May 1, 1996

                              Table of Contents

Section                                                     Page
-------                                                     ----

1.0 COMPENSATION PLAN                                          2

     1.1      General                                          2
     1.1.1    Base Amount Compensation                         2
     1.1.2    Fee Compensation                                 2
     1.1.3    Assisted Sales Provisions                      2-3
     1.1.4    Conditions Where There Is No Compensation        3


2.0 Base Amount/Fee Table                                    4-5

3.0 Fee Table                                                6-7

 The terms of this Exhibit are in addition to those of the IBM Business Partner Agreement - Marketing Assistant and only to Marketing Assistants approved as Application Specialists (AS) or National Solution Provider/Application Specialists (NSP/AS).

1.1 GENERAL
    -------

The compensation plan for the NSP/AS is comprised of several elements which include base amount compensation, fee compensation based on the Product charge as invoiced to the customer, and other compensation terms.

The compensation plan for the AS includes fee compensation based on the product charge as invoiced to the customer and other compensation terms.

1.1.1 BASE AMOUNT COMPENSATION

The NSP/AS will determine the Prospect's discount percent for the Product (up to the maximum percent identified as the maximum fee opportunity for the Product in the Base Amount Table) which determines the amount invoiced to the Prospect. The compensation to the NSP/AS is the difference between the Product price invoiced to the Prospect (exclusive of taxes and not more than the list price) and the base amount of the Product (listed in the Base Amount Fee Table below). The Product price to the Prospect cannot be more than the Product's list price at time of installation.

1.1.2 FEE COMPENSATION

If we specify a fee percent (used to determine the fee) for each Product, we apply it to the Product's one-time or recurring charge as invoiced to the customer, unless specified otherwise. For a recurring charge, we apply the percent to 1) 12 times the monthly charge or 2) the sum of the initial charge and the annual charge.

The NSP/AS and AS are eligible for fees on selected IBM licensed programs (such as System Programs and Application Programs) and other offerings such as IBM maintenance, IBM Credit, Local Vendor Program (LVP) fees, and services offerings.

1.1.3  ASSISTED SALES PROVISIONS

Assisted Sales Provisions apply only to Application Specialists (and not to National Solution Providers). Assisted Sales Provisions cover those situations where a relationship exists between Prospects in different IBM branch offices (for example, the Prospects are within the same enterprise or related under an IBM Agreement, for example, an Affiliated End User.) Products are marketed in one location (Central Branch Office or CBO) and installed in other locations (Territory Branch Office or TBO). Marketing Assistants performing Marketing Activities at either the CBO or TBO are eligible only for fees when approved in advance by IBM. Payments will vary based on the type of Product installed, the classification of the Prospect, and/or the amount of remote support required.

Assisted Sales Provisions cover IBM Selected National Accounts, Selected Government Accounts, Affiliated End Users, Extended Enterprises (non-IBM remarketer), Communications Terminal and Controller Installations, Remote Systems Installations, and Direct Reporting Accounts.

When a Prospect is identified as a TBO installation of a Selected National Account, Selected Government Account, Affiliated End User or Extended Enterprise, the fee percent is applied to 75% of the Product's one-time or recurring charge. At the CBO, the fee percent is applied to 25% of the Product's one-time or recurring charge.

When a Prospect is approved as a Remote Systems Installation, the fee percent is applied to either 25% or 75% of the Product's one-time or recurring charge as determined by IBM. Where there is no TBO Support required, the Marketing Assistant at the CBO is eligible for 75%, and the Marketing Assistant at the TBO is eligible for 25%. Where there is local support required, the Marketing Assistant at the CBO is eligible for 25%, and the Marketing assistant at the TBO is eligible for 75%.

1.1.4 CONDITIONS WHERE THERE IS NO COMPENSATION

Compensation to the NSP/AS or AS for Product(s) is applicable only when the Business Partner is responsible for the Marketing Activities for the Product(s).

Compensation for the following items will not be included in any element of this plan, unless we specify otherwise.

 . Placements of Products and other IBM offerings for which the IBM branch office responsible for the Prospect receives no revenue (this does not apply to Products sourced from IBM PC Direct).

 . Placement of Products acquired directly from IBM which are not ordered through the IBM Advanced Administration System (AAS).

 . The NSP/AS or AS is performing as an IBM subcontractor for a Prospect and the subcontractor tasks duplicate any of the Marketing Activities for the Prospect.

 .  Placements of Products by other IBM Marketing Assistants or IBM Remarketers.

 . Temporary installations: IBM machines or programs installed at one customer location, for the purposes of testing or demonstration, that the customer intends to move to another location within a short period of time.

 .  Products sold by IBM under a special bid contract approved by the IBM Federal
   Integrator Channel Department.

 . IBM PCs (this does not apply to Products sourced from IBM PC Direct);

 . Products acquired for use outside of the United States and Puerto Rico.

 . Products acquired from non-IBM authorized sources.

 . Products acquired for resale.

 . Products sold without the IBM logo.

 . Products acquired by IBM subsidiaries or IBM employees.

 . Publications, supplies, cables, or accessories.

 . The amount on an IBM services invoice for services which you perform as a subcontractor.

 . Taxes, separately itemized or invoiced.

 The following table lists the products, associated base amounts (stated as a percentage of the applicable list price of the product), and the maximum fee opportunity available for the NSP/AS. it also lists the products and (associated fee percentages (stated as a percentage of the product charge as invoiced to the customer) for the, NSP/AS and AS. An MES has the same base amount, maximum fee opportunity, and fee as the machine on which it is installed, unless otherwise specified in the table.

 An AS is eligible for fees on large scale computing systems-and other machines only when the machines are connected directly or by communication lines to a large scale computing system the as is approved to market.

 An NSP/AS is eligible for fees on system units and other machines only when the machines are connected directly or by communication lines to a system unit the NSP/AS is approved to market.



                        BASE AMOUNT/FEE TABLE
                        ----------------------

                                                                      N S P/AS                        AS
                                                          ------------------------------            ----------
                                                                  Maximum
                                                          Base   Fee           Fee                  Fee
Product Name                                              Amount Opportunity   Percentage           Percentage
---------------------------------------------------------------------------------------------------------------------------
Application Business Systems (Division 54} (Machines)
-----------------------------------------------------
IBM AS/400 System Units
 9402                                                     80%      20%           5%                   N/A
 9402 Model 2XX MES                                       85%      15%           5%                   N/A
 9404                                                     82%      18%           4%                   N/A
 9404 Model 2XXt3XX MES                                   85%      15%           4%                   N/A
 9406                                                     84%      16%           3%                   N/A
 9406 Model 2XX/3XX MES                                   85%      15%           3%                   N/A
 Other Machines                                           83%      17%           4%                   N/A
  (For example: 5159, 5209, 5259)

RISC System/6000 (Division 75) (Machines)
-----------------------------------------
IBM 7006, 7009                                            82%      18%           4%                   N/A
IBM 7011, 7012                                            84%      16%           5%                   N/A
IBM 7013, 7015                                            81%      19%           4%                   N/A
IBM 7025, 7247, 7248, 7249                                82%      18%           4%                   N/A
IBM 9076                                                  N/A      N/A           3%                   N/A
Other Machines                                            82%      18%           4%                   N/A
 (For example: 7010, 7027, 7030, 7235, 7250)

System/390 (Division 26) (Machines)
-----------------------------------
IBM 9021 Processors                                       N/A      N/A           1%                   1%
IBM 9121 Processors                                       N/A      N/A           2%                   2%
IBM 9221 Processors                                       N/A      N/A           3%                   3%
IBM 9672-R Parallel Enterprise Server                     N/A      N/A           3%                   3%
Other Machines                                            N/A      N/A           2%                   2%
 (For example- 9032, 9033, 9034, 9035, 9309)

Application Solution (Division 45) (Machines)
---------------------------------------------
IBM 3890                                                  N/A      N/A           5%                   5%
IBM 4683, 4693, 4694, 4965                                N/A      N/A           6%                   6%
IBM 7632, 7633                                            90%      10%           2%                   2%
Other Machines                                            N/A      N/A           6%                   6%
 (For example: 4702, 4707, 4717, 4718, 4753, 4754, 4755,
  4777, 4778, 6527, 7520, 7524, 7526, 7527)

                                                                 Maximum
                                                          Base   Fee           Fee                  Fee
Product Name                                              Amount Opportunity   Percentage           Percentage
---------------------------------------------------------------------------------------------------------------------------
Industry Products (AP) (Division 56) (Machines)
-----------------------------------------------

IBM 4712,4722,4772                                        N/A      N/A           6%                   6%

Micro Electronics (Division 29) (Machines)
------------------------------------------
IBM 4770                                                  N/A      N/A           6%                   6%

Networking Hardware (Division 49) (Machines)
--------------------------------------------
IBM 3745, 3746                                            89%      11%           3%                   3%
IBM 6611 Network Processor/IBM                            84%      16%           5%                   5%
 2210 Nways Multiprotocol Router
Other Machines                                            90%      10%           5%                   5%
 (For example: 3172, 3174, 3299, 5299, 5394, 5494, 8250,
  8260, 8285)

IBM Printing Systems Company (Division 92) (Machines)
-----------------------------------------------------
IBM Printers - 3816, 4224, 4232, 6252                     84%      16%           4%                   4%
IBM Printers - 3912, 3916, 3930, 3935, 4028, 4230,
 4234, 6408                                               89%      11%           3%                   3%
Other Machines
 (For example: 3828, 3829, 3835, 3900, 4245, 6262)

Storage Systems (Division 35) (Machines)
----------------------------------------
IBM 3390, 3990                                            84%      16%           4%                   4%
IBM 3490, 3494, 3495, 3590, 3591                          80%      20%           4%                   4%
IBM 3995                                                  80%      20%           5%                   5%
IBM 7204, 7207, 7210, 9333, 9334                          82%      18%           4%                   4%
IBM 9336                                                  80%      20%           4%                   4%
IBM 9337                                                  68%      32%           4%                   4%
IBM 9345                                                  89%      11%           3%                   3%
Other Machines                                            89%      11%           4%                   4%
 (For example: 7131, 7133, 7134, 7135, 7137, 7206,
  7208, 7332, 7336, 9331, 9332, 9341, 9343, 9348,
  9391, 9392, 9394, 9395)

Multimedia Systems (Division 32)
--------------------------------
__90 Kiosk                                                N/A      N/A           4%                   N/A

 I-listed RPQ. Call 1-800-4AKIOSK (1-800-425-4675) for information and approval to order.

IBM Personal Computer Company Terminals (Division 44)
-----------------------------------------------------
 3151, 3164, 3472, 3476, 3481, 3482, 3483, 3486, 3487,
  3488, 3489                                              90%      10%           4%                   4%

Other IBM Machines Not Included in Above Categories
---------------------------------------------------
                                                          90%      10%           4%                   4%

The following table lists the Products and associated fee percentages applied to the Product charge (as invoiced to the customer).


                                   FEE TABLE
                                   ---------

                                                          NSP/AS
PRODUCT OFFERING                               Central Order   TBO Order     AS
----------------                               -------------------------   ------
IBM Licensed Programs                                 12%         10%        10%
IBM Project Support Services(2)(7)(8)
  Customized Operational Services                     20%         20%        20%
  Customized Operational Services Equipment           20%         20%        20%
    Air Conditioners and Chillers
     Surge Suppressors
    Uninterruptible Power Supplies(UPS)
    Liebert DataPad
  Systems Integration                                  6%          6%         6%
  Application Design & Development                     6%          6%         6%
  Other Services                                      20%         20%        20%
  (Examples: LAN Doctor Services, Soft Install)
IBM Authorized Local Vendor Program(1)(3)             40%         40%        30%
IBM Maintenance Services(4)(7)(8)                     20%         20%        20%
IBM Continuing Support Services(2)(7)(8)
 Support Family Services                              20%         20%        20%
 Business Recovery Services                           N/A         N/A        N/A
 Monthly-Charge Offering (9)                          15%         15%        15%
 One-time Charge Consulting Services                  10%         10%        10%
 One-time Charge Business Capacity Svcs               10%         10%        10%
 Customized Operational Services                      20%         20%        20%
  ESCON Manager, SiteManager
IBM Credit Corporation Financing(5)(7)                 1%          1%          1%
IBM Credit Corporation Used Machines(6)(7)             4%          4%         N/A
Products ordered through IBM Direct                   N/A         N/A         N/A
 IBM System/390 Entry Server Offering                  3%          3%         3%

 (1) Fee percentage is applied to the dollar amount we Invoice the vendor for the fee due us.

 (2) Fees are paid on the total contract amount, including non-IBM products, but excluding services which you perform as a subcontractor and moving company charges.

 (3) Marketing Assistant is eligible for fees that IBM earns for Activity Categories 1 through 5 as defined In the IBM Authorized Local Vendor Program (LVP). However, the Marketing Assistant will not be compensated for performing LVP activities for its own products. LVP products are not listed in this Exhibit. Information on these products will be provided by the IBM office identified on the Territory Supplement for the territory in which the Marketing Assistant will market the products.

 (4) Includes maintenance acquired under payment and service options such as Extended Maintenance Option (EMO) and Mid-Range System Option (MRSO) and Corporate Service Option (CSO).

 (5) IBM Credit fee is paid based on the total amount financed for all new financing and financing of used equipment from IBM Credit inventory. Excluded from the fee payment will be rollovers, base lease extensions (BLEXs), end of lease renewals and other refinancing, as well as end of lease sales. The fee for used equipment leases will be based on Monthly Lease Accounts Receivabee (MLAR) or the sum or the lease payments over the projected life of the lease. It is the responsibility of IBM Marketing Assistants to introduce IBM 's financing offerings qualify customer Interest in financing, and provide leads to IBM Credit Financial
     Marketing Advisors (FMAs).

 (6) IBM Credit fee is paid based upon the invoiced amount, the Monthly Lease Accounts Receivable (MLAR), or the sum of the lease payments over the projected life of the lease, whichever is applicable of the used IBM machines (which must include an IBM AS/400 System Unit, IBM RISC System/6000 system, or IBM 9336/9337 DASD) from IBM Credit inventory.

 (7) Marketing Assistant must submit Fee Payment Request Form to be eligible for payment except when the Product covered Is new and it is under IBM Credit financing.